                                                                   EXHIBIT 10.15


================================================================================


                                U.S. $350,000,000


                           FIRST AMENDED AND RESTATED
                     LOAN PURCHASE AND REPURCHASE AGREEMENT


                                  by and among


                            ARBOR REALTY FUNDING LLC,
                                  as the Seller


                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                as the Purchaser


                                       and


                            ARBOR REALTY TRUST, INC.
                                       and
                        ARBOR REALTY LIMITED PARTNERSHIP,
                                as the Guarantors




                            Dated as of July 12, 2004



================================================================================

                                TABLE OF CONTENTS

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
ARTICLE I  DEFINITIONS............................................................................................2
         Section 1.1       Certain Defined Terms..................................................................2
         Section 1.2       Other Terms...........................................................................34
         Section 1.3       Computation of Time Periods...........................................................34
         Section 1.4       Interpretation........................................................................34

ARTICLE II  PURCHASE OF ELIGIBLE ASSETS..........................................................................35
         Section 2.1       Purchase and Sale.....................................................................35
         Section 2.2       Transaction Mechanics; Related Matters................................................35
         Section 2.3       Reduction of Maximum Amount; Optional Repurchases.....................................39
         Section 2.4       Extension of Facility Maturity Date...................................................39
         Section 2.5       Payment of Price Differential.........................................................40
         Section 2.6       Request for Additional Transaction for Excess Margin..................................41
         Section 2.7       Margin Account Maintenance............................................................42
         Section 2.8       Income Payments.......................................................................43
         Section 2.9       Payment, Transfer and Custody.........................................................44
         Section 2.10      Disputes Regarding Market Value Determination.........................................45
         Section 2.11      Hypothecation or Pledge of Purchased Assets...........................................46
         Section 2.12      Fees..................................................................................46
         Section 2.13      Increased Costs; Capital Adequacy; Illegality.........................................47
         Section 2.14      Taxes.................................................................................48
         Section 2.15      Bridge Loans and Preferred Equity Interests...........................................49

ARTICLE III  CONDITIONS TO TRANSACTIONS..........................................................................50
         Section 3.1       Conditions to Closing and Initial Purchase............................................50
         Section 3.2       Conditions Precedent to all Transactions..............................................52
         Section 3.3       Additional Opinions...................................................................56

ARTICLE IV  REPRESENTATIONS AND WARRANTIES.......................................................................57
         Section 4.1       Representations and Warranties........................................................57

ARTICLE V  COVENANTS.............................................................................................68
         Section 5.1       Covenants.............................................................................68

ARTICLE VI  ADMINISTRATION AND SERVICING.........................................................................82
         Section 6.1       Servicing.............................................................................82
         Section 6.2       Seller as Servicer....................................................................82
         Section 6.3       Third Party Servicer..................................................................83
         Section 6.4       Duties of the Seller..................................................................83
         Section 6.5       Authorization of the Seller...........................................................84
         Section 6.6       Collection of Payments................................................................85
         Section 6.7       Realization Upon Defaulted Purchased Items............................................86
         Section 6.8       Maintenance of Insurance Policies.....................................................86
         Section 6.9       Termination Event.....................................................................87
         Section 6.10      Modification..........................................................................87
         Section 6.11      Inspection............................................................................87
         Section 6.12      Servicing Compensation................................................................87

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         Section 6.13      Payment of Certain Expenses by Servicer...............................................87
         Section 6.14      Pooling and Servicing Agreements......................................................88
         Section 6.15      Servicer Default......................................................................88

ARTICLE VII  [RESERVED]..........................................................................................88

ARTICLE VIII  SECURITY INTEREST..................................................................................88
         Section 8.1       Security Interest.....................................................................88
         Section 8.2       Release of Lien on Purchased Assets...................................................90
         Section 8.3       Further Assurances....................................................................90
         Section 8.4       Remedies..............................................................................91
         Section 8.5       Waiver of Certain Laws................................................................91

ARTICLE IX  POWER OF ATTORNEY....................................................................................91
         Section 9.1       Purchaser's Appointment as Attorney-in-Fact...........................................91

ARTICLE X  TERMINATION EVENTS....................................................................................93
         Section 10.1      Termination Events....................................................................93
         Section 10.2      Remedies..............................................................................96
         Section 10.3      Determination of Termination Events...................................................99

ARTICLE XI  INDEMNIFICATION......................................................................................99
         Section 11.1      Indemnities by the Seller.............................................................99

ARTICLE XII  [RESERVED].........................................................................................100

ARTICLE XIII  MISCELLANEOUS.....................................................................................100
         Section 13.1      Amendments and Waivers...............................................................100
         Section 13.2      Notices, Etc.........................................................................100
         Section 13.3      Set-offs.............................................................................101
         Section 13.4      No Waiver; Remedies..................................................................101
         Section 13.5      Binding Effect.......................................................................101
         Section 13.6      Term of this Agreement...............................................................101
         Section 13.7      Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue.................102
         Section 13.8      Waiver of Jury Trial.................................................................102
         Section 13.9      Costs, Expenses and Taxes............................................................102
         Section 13.10     Legal Matters........................................................................103
         Section 13.11     Recourse Against Certain Parties.....................................................103
         Section 13.12     Protection of Right, Title and Interest in the Purchased Assets; Further Action
                           Evidencing Transactions..............................................................104
         Section 13.13     Confidentiality......................................................................105
         Section 13.14     Execution in Counterparts; Severability; Integration.................................106
         Section 13.15     Seller's Waiver of Setoff............................................................106
         Section 13.16     Assignments and Participations; Hypothecation of Purchased Assets....................106
         Section 13.17     Heading and Exhibits.................................................................107
         Section 13.18     Single Agreements....................................................................107
         Section 13.19     Disclosure Relating to Certain Federal Protections...................................107
         Section 13.20     Intent...............................................................................108
         Section 13.21     Periodic Due Diligence Review........................................................108



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         Section 13.22     Use of Employee Plan Assets..........................................................109
         Section 13.23     Modification of Other Repurchase Documents...........................................110

                                    SCHEDULES

Schedule 1        Representations and Warranties Regarding Mortgage Assets........................................1
Schedule 2        [RESERVED]......................................................................................1
Schedule 3        Accounts........................................................................................1
Schedule 4        Approved Servicers..............................................................................1
Schedule 5        List of Existing Financing Facilities...........................................................1
Schedule 6        Exceptions to Subsection 4.1(h)(h) .............................................................1
Schedule 7        UCC Filing Locations............................................................................1
Schedule 8        List of Subsidiaries............................................................................1

                                    EXHIBITS

Exhibit I-1       Form of Closing Certificate of Seller...........................................................1
Exhibit I-2       Form of Closing Certificate of Guarantor........................................................1
Exhibit I-3       Form of Closing Certificate of Pledgor..........................................................1
Exhibit II-1      Form of Confirmation - Mezzanine Loan Transactions..............................................1
Exhibit II-2      Form of Confirmation - Whole Loan and Junior Interest Transactions..............................1
Exhibit II-3      Form of Confirmation - Preferred Equity Interests...............................................1
Exhibit II-4      Form of Confirmation - Bridge Loans.............................................................1
Exhibit III       Power of Attorney...............................................................................1
Exhibit IV        Form of Transaction Request.....................................................................1
Exhibit V         Form of Account Agreement.......................................................................1
Exhibit VI-1      Form of Perfection Certificate of the Seller....................................................1
Exhibit VI-2      Form of Perfection Certificate of the Pledgor...................................................1
Exhibit VII-1     Form of Seller's Release Letter.................................................................1
Exhibit VII-2     Form of Warehouse Lender's Release Letter.......................................................1
Exhibit VIII      Form of Servicer Notice.........................................................................1
Exhibit IX        Form of Request for Additional Transactions for Excess Margin...................................1
Exhibit X         Compliance Certificate..........................................................................1
Exhibit XI        Form of Purchased Asset Data Summary............................................................1
Exhibit XII       Form of Margin Deficit Notice...................................................................1
Exhibit XIII      Form of Assignment..............................................................................1
Exhibit XIV       Form of Joinder Agreement.......................................................................1

                           FIRST AMENDED AND RESTATED
                     LOAN PURCHASE AND REPURCHASE AGREEMENT


         THIS FIRST AMENDED AND RESTATED LOAN PURCHASE AND REPURCHASE AGREEMENT is made as of this 12th day of July, 2004, by and among:

         (1) ARBOR REALTY FUNDING LLC, a Delaware limited liability company, as the seller;

         (2) WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, "Wachovia"), as the purchaser (together with its successors and assigns in such capacity, the "Purchaser");

         (3) ARBOR REALTY TRUST, INC., a Maryland corporation (together with its successors and permitted assigns, "ART"), as a guarantor; and


         (4) ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and permitted assigns, "Arbor Realty"), as a guarantor and pledgor.


                                 R E C I T A L S

         WHEREAS, the Seller, the Purchaser and ART are parties to a Loan Purchase and Repurchase Agreement, dated as of December 23, 2003, as amended by Amendment No. 1 to Repurchase Agreement, dated as of February 24, 2004, and Amendment No. 2 to Repurchase Agreement, dated as of June 23, 2004, and Amendment No. 3, dated as of June 28, 2004 (the "Original Agreement"); and

         WHEREAS, the Seller, the Purchaser and ART desire to amend and restate the Original Agreement in several respects, including, without limitation, adding Arbor Realty as a Guarantor for the transactions contemplated herein.

         NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 CERTAIN DEFINED TERMS.

         (a) Certain capitalized terms used throughout this Agreement are defined above or in this Article I.

         (b) As used in this Agreement and the schedules, exhibits and other attachments hereto, unless the context requires a different meaning, the following terms shall have the following meanings:

"40 Act": Defined in Subsection 10.1(e).


"Accepted Servicing Practices": With respect to any Mortgage Asset, those mortgage servicing practices of prudent mortgage lending institutions that service Mortgage Assets of the same type, size and structure as such Mortgage Asset in the jurisdiction where the related Mortgaged Property is located, but in any event, in accordance with the terms of the Repurchase Documents and without prejudice to the interests of the Purchaser.

"Account Agreement": A letter agreement among the Seller, the Purchaser and Wachovia substantially in the form of Exhibit V attached hereto.

"Accrual Period": With respect to the first Payment Date, the period from and including the applicable Purchase Date to but excluding such first Payment Date, and, with respect to any subsequent Payment Date, the period from and including the previous Payment Date to but excluding such subsequent Payment Date.

"Additional Amount": Defined in Section 2.14.

"Adjusted Eurodollar Rate": For any Eurodollar Period, a rate per annum equal to a fraction, expressed as a percentage and rounded upwards (if necessary) to the nearest 1/100 of 1%, (i) the numerator of which is equal to the Eurodollar Rate for such Eurodollar Period and (ii) the denominator of which is equal to 100% minus the Eurodollar Reserve Percentage for such Eurodollar Period.

"Advance Rate": With respect to a Mortgage Asset of a certain Class and the applicable Type of Underlying Mortgaged Property, the "Advance Rate" set forth in the applicable column on Schedule 1 to the Fee Letter.

"Affiliate": With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director of such Person. For purposes of this definition, "control" (including the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Aggregate Unpaids": At any time, an amount equal to the sum of the aggregate Purchase Price outstanding for all Transactions, the aggregate Price Differential outstanding, Margin Deficits outstanding, Breakage Costs, Increased Costs, Taxes, Additional Amounts, Late Payment Fees, Bridge Loan Release Fees and all other amounts owed by the Seller to the Purchaser or by the Seller or any other Person under this Agreement, the Repurchase Documents and any fee letter (including, without limitation, the Fee Letter and the Custodial Fee Letter) delivered in connection with the transactions contemplated by this Agreement or the Repurchase Documents (whether due or accrued).

"Agreement": The Original Agreement, as modified, amended and restated pursuant to this First Amended and Restated Loan Purchase and Repurchase Agreement, as the same is modified, amended, restated, replaced, waived, substituted, supplemented or extended from time to time.

"ALTA": The American Land Title Association.

"Alternative Market Price Quote": The good faith determination of the price at which a Mortgage Asset could readily be sold by a bona fide third-party that
(a) is not the Seller, the Guarantor, the Pledgor or any Affiliate of the Seller, the Guarantor or the Pledgor, (b) regularly engages in the business of buying and/or selling assets similar in type, size and structure as the Purchased Assets and in the same jurisdiction as the related Underlying Mortgaged Property, and (c) is familiar with the market for such Mortgage Assets.

"Amendment Closing Date": July 12, 2004.

"Anti-Money Laundering Laws": Defined in Subsection 4.1(nn).

"Applicable Law": For any Person or Property of such Person, all existing and future applicable laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

"Arbor Realty": Defined in the Preamble.

"ART": Defined in the Preamble.

"Asset Schedule and Exception Report": Defined in the Custodial Agreement.

"Asset Tape": Defined in Subsection 5.1(hh).

"Asset Value": As of any date of determination for each Eligible Asset or Purchased Asset, as applicable, with respect to a Mortgage Asset of a certain Class and the applicable Type of Underlying Mortgaged Property, the lesser of
(a) the product of the Book Value of such Mortgage Asset times the Advance Rate applicable thereto and (b) the product of the Market Value of such Mortgage Asset times the Advance Rate applicable thereto; provided, however, (i) the Asset Value of any Mortgage Asset shall not include any portion of such asset that exceeds one or more Sub-Limits applicable thereto at any time, unless waived in writing by the Purchaser in its sole and absolute discretion, and (ii) the Asset Value shall be deemed to be zero (0) for each Mortgage Asset (whether such Mortgage Asset is an existing Purchased Asset or a Mortgage Asset acquired in the future) (A) in respect of which there is a breach of a representation and warranty set forth in Schedule 1 (assuming each representation and warranty is made as of the date the Asset Value is determined), (B) in respect of which the complete Mortgage Asset File has not been delivered to the Custodian within the time period required by the Custodial Agreement, (C) which is a Table Funded Purchased Asset in respect of which the Mortgage Asset Files have not been delivered to the Custodian within three (3) Business Days following the Purchase Date, (D) that has been released from the possession of the Custodian under the Custodial Agreement to the Seller for a period in excess of twenty (20) calendar days, (E) that is not repurchased on or before the date the same is required to be repurchased in accordance with Section 2.15, (F) in respect of which an interest senior in priority to a Purchased Asset has been included in a secondary market transaction (including, without limitation, a whole loan sale, re-REMIC, collateralized debt obligation, re-securitization or related transaction) completed by the Seller, the Guarantor or any Affiliate of the foregoing (such reduction in Asset Value to be effective on the date such secondary market transaction is closed), (G) to the extent described in Subsection 2.2(l) or (H) the failure of any Preferred Equity Grantor (or the Seller on its behalf) to satisfy the requirements of the second to the last sentence of Subsection 5.1(aaa).

"Assignment": The transfer of all of the Seller's rights and interests under an Eligible Asset pursuant to an assignment agreement among the Seller and the Purchaser, which agreement shall be in the form of Exhibit XIII and is otherwise satisfactory to the Purchaser in its discretion.

"Assignment of Leases": With respect to any Mortgage, an assignment of leases thereunder, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the Underlying Mortgaged Property is located to reflect the assignment of leases to the Purchaser.

"Assignment of Mortgage": With respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment of the Mortgage to the Purchaser.

"Availability": At any time, an amount equal to the positive excess (if any) of
(a) the Maximum Amount minus (b) the aggregate Purchase Price outstanding for all Transactions on such day; provided, however, on and after the occurrence of the Facility Maturity Date (not including any extensions thereof) or a Termination Event, the Availability shall be zero (0).

"Bailee": With respect to each Table Funded Purchased Asset, the related title company or other settlement agent, in each case, approved in writing by the Purchaser in its sole discretion.

"Bailee Agreement": The Bailee Agreement among the Seller, the Purchaser and the Bailee in the form of Annex 13 to the Custodial Agreement.

"Bailee's Trust Receipt": A Trust Receipt in the form of Attachment 2 to the Bailee Agreement.

"Bankruptcy Code": The United States Bankruptcy Reform Act of 1978 (11 U.S.C.
Section 101, et seq.), as amended from time to time.

"Base Rate": On any date, a fluctuating rate per annum equal to the lower of (a) the Prime Rate or (b) the Federal Funds Rate plus 0.5%.

"Benefit Plan": Any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Seller or the Guarantor or any ERISA Affiliate of the Seller or the Guarantor is, or at any time during the immediately preceding six
(6) years was, an "employer" as defined in Section 3(5) of ERISA.

"Book Value": With respect to any Mortgage Asset at any time, an amount, as certified by the Seller, equal to the lesser of (a) face or par value and (b) the price that the Seller initially paid or advanced for or in respect of such Mortgage Asset, as such Book Value may be marked down by the Seller from time to time, including, as applicable, any loss/price adjustments, less an amount equal to the sum of all principal payments or paydowns paid and realized losses recognized relating to such Mortgage Asset.

"Borrower": Defined in the Custodial Agreement.

"Borrower Reserve Payments": Any payments made by a Borrower under the applicable Mortgage Loan Documents which, pursuant to the terms of such Mortgage Loan Documents, are required to be deposited into escrow or into a reserve to be used for a specific purpose (e.g., tax and insurance escrows).

"Breakage Costs": Defined in Subsection 2.5(b).

"Bridge Loan": A Whole Loan, Junior Interest or Mezzanine Loan that is otherwise an Eligible Asset except that the Underlying Mortgaged Property is not stabilized, the Underlying Mortgaged Property is being repositioned, or the asset possesses one or more characteristics that prevent it from being an Eligible Asset, which exceptions shall be disclosed to and be acceptable to the Purchaser in its sole and absolute discretion; provided, however, in the case of Junior Interests and Mezzanine Loans where the Seller or an Affiliate also owns interests that are senior to such Junior Interest or Mezzanine Loan, as applicable, the Seller must also sell and the Purchaser must also agree to purchase all such senior interests, and all such interests so acquired shall be collectively referred to as a Bridge Loan. The Habitat Hotel and Sagamore Purchased Assets are hereby reclassified as Bridge Loans. A Bridge Loan may not include an interest in a Preferred Equity Interest. Unless waived in writing by the Purchaser in its sole and absolute discretion, a Bridge Loan must satisfy all of the terms and conditions contained in the Agreement (other than those eligibility criteria waived in accordance with the first sentence of this definition) that are applicable to Whole Loans, Junior Interests and Mezzanine Loans, as applicable.

"Bridge Loan Tranche": $100,000,000 of the Maximum Amount that, subject to the terms of this Agreement, is available until the Bridge Loan Tranche Expiration Date (or the Final Bridge Loan Tranche Expiration Date if such Bridge Loan Tranche Expiration Date is extended in accordance with Subsection 2.15(b)) for the purchase of Bridge Loans or other Mortgage Assets (other than Preferred Equity Interests) in accordance with Subsection 2.15(c).

"Bridge Loan Tranche Expiration Date": July 11, 2005, as such date may be extended pursuant to Subsection 2.15(b).

"Bridge Loan Release Fee": As defined in the Fee Letter.

"Business Day": Any day other than a Saturday or a Sunday on which (a) banks are not required or authorized to be closed in Minneapolis, Minnesota or Charlotte, North Carolina, and (b) if the term "Business Day" is used in connection with the determination of the Eurodollar Rate, dealings in United States dollar deposits are carried on in the London interbank market.

"Capital Lease Obligations": For any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

"Capital Stock": With respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

"Cash Equivalents": As to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits or certificates of deposit of any commercial bank incorporated under the laws of the United States or any state thereof, of recognized standing having capital and unimpaired surplus in excess of $1,000,000,000 and whose short-term commercial paper rating at the time of acquisition is at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's (any such bank, an "Approved Bank"), with such deposits or certificates having maturities of not more than one year from the date of acquisition, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and (ii) above entered into with any Approved Bank,
(iv) commercial paper or finance company paper issued by any Person incorporated under the laws of the United States or any state thereof and rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, and in each case maturing not more than one year after the date of acquisition, and (v) investments in money market funds that are registered under the Investment Company Act of 1940, which have net assets of at least $1,000,000,000 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (i) through (iv) above. All such Cash Equivalents must be denominated solely for payment in Dollars.

"Class": With respect to a Mortgage Asset, such Mortgage Asset's classification as a Whole Loan, a Junior Interest, a Mezzanine Loan, a Preferred Equity Interest or a Bridge Loan (and, with respect to each Bridge Loan, its sub-classification as a Whole Loan, Junior Interest Loan or Mezzanine Loan, as applicable).

"Code": The Internal Revenue Code of 1986, as amended from time to time.

"Collection Account": The account set forth on Schedule 3 established by the Seller in the name of the Purchaser and subject to an Account Agreement, into which all Income shall be deposited. Funds in the Collection Account may be invested at the direction of the Purchaser in Permitted Investments.

"Commercial Real Estate": Any real estate included in the definition of Type.

"Commercial Real Estate Loan": Any loan secured by Commercial Real Estate.

"Commitment Fee": Defined in the Fee Letter.

"Commonly Controlled Entity": An entity, whether or not incorporated, that is under common control with the Seller or the Guarantor within the meaning of
Section 4001 of ERISA or is part of a group which includes the Seller or the Guarantor and that is treated as a single employer under Section 414 of the Code.

"Compliance Certificate": Defined in Subsection 3.2(e).

"Confirmation": Defined in Subsection 2.2(c).

"Consolidated Adjusted EBITDA": For any period, the sum, without duplication, for such period of (1) the Net Income of ART and its Subsidiaries determined on a consolidated basis for such period, (b) the sum of the provisions for such period for income taxes, interest expense, and depreciation and amortization expense used in determining such Net Income, (c) amounts deducted in accordance with GAAP in respect of other non-cash expenses in determining such Net Income and (d) the amount of any aggregate net loss (or minus the amount of any gain) during such period arising from the sale, exchange or other disposition of capital assets by ART and its Subsidiaries determined on a consolidated basis.

"Consolidated Interest Expense": For any period with respect to any Person, the amount that, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption (including, without limitation, imputed interest included in payments under financing leases) on a consolidated income statement of such Person for such period excluding the amortization of any original issue discount.

"Consolidated Subsidiaries": As of any date, any Subsidiaries or other entities that are consolidated with ART in accordance with GAAP.

"Contingent Liabilities": Means (without duplication): (i) liabilities and obligations (including any Guarantee Obligations) of ART, Seller, any Subsidiary or any other Person in respect of "off-balance sheet arrangements" (as defined in the SEC Off-Balance Sheet Rules), (ii) any obligation, including, without limitation, any Guarantee Obligation, whether or not required to be disclosed in the footnotes to such Person's financial statements, guaranteeing partially or in whole any Non-Recourse Indebtedness, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion, environmental indemnities and guarantees of customary carve-out matters made in connection with Non-Recourse Indebtedness, such as fraud, misappropriation, bankruptcy and misapplication) which have not yet been called on or quantified, of such Person or of any other Person, and
(iii) any forward commitment or obligation to fund or provide proceeds with respect to any loan or other financing which is obligatory and non-discretionary on the part of the lender. The amount of any Contingent Liabilities described in clause (ii) shall be deemed to be, (a) with respect to a guarantee of interest or interest and principal, or operating income guarantee, the sum of all payments required to be made thereunder (which, in the case of an operating income guarantee, shall be deemed to be equal to the debt service for the note secured thereby), through, (x) in the case of an interest or interest and principal guarantee, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (y) in the case of an operating income guarantee, the date through which such guarantee will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of such Person. As used in this definition, the term "SEC Off-Balance Sheet Rules" means the Disclosure in Management's Discussion and Analysis About Off-Balance Sheet Arrangements, Securities Act Release No. 33-8182, 68 Fed.
Reg. 5982 (Feb. 5, 2003) (codified at 17 CFR pts. 228, 229 and 249).

"Contractual Obligation": With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its Property is bound or is subject.

"Co-Seller": Each seller of a Preferred Equity Interest that joins this Agreement as a Seller by executing a Joinder Agreement.

"Custodial Agreement": That First Amended and Restated Custodial Agreement, dated as of even date herewith, by and among the Purchaser, the Seller and the Custodian, as the same shall be amended, modified, waived, supplemented, extended, replaced or restated from time to time.

"Custodial Fee Letter": The Custodial Fee Letter between the Seller and the Custodian, as such letter may be amended, modified, waived, supplemented, extended, restated or replaced from time to time.

"Custodial Identification Certificate": Defined in the Custodial Agreement.

"Custodian": Wells Fargo Bank Minnesota, National Association, and its successor in interest as the custodian under the Custodial Agreement, and any successor Custodian under the Custodial Agreement.

"Debt Service": For any period, the sum of (a) Interest Expense of ART and its Subsidiaries determined on a consolidated basis for such period and (b) all regularly scheduled principal payments made with respect to Indebtedness of ART and its Subsidiaries during such period, other than any balloon, bullet, margin or similar principal payment which repays such Indebtedness in full.

"Debt Service Coverage Ratio" or "DSCR": With respect to any Mortgage Asset, as of any date of determination, for the period of time to be determined in the Purchaser's sole discretion (it being understood that it is the Purchaser's intent to make the determination based on the period of twelve (12) consecutive complete calendar months preceding such date (or, if such Mortgage Asset was originated less than twelve (12) months from the date of determination, the number of months from the date of origination)), the ratio of (a) the aggregate Net Cash Flow in respect of the Underlying Mortgaged Properties relating to such Mortgage Asset for such period to (b) the sum of (i) the aggregate amount of all amounts due for such period in respect of all Indebtedness that was outstanding from time to time during such period that is secured, directly or indirectly, by such Underlying Mortgaged Properties (including, without limitation, by way of a pledge of the equity of the owner(s) of such Underlying Mortgaged Properties) or that is otherwise owing by the owner(s) of such Underlying Mortgaged Properties, including, without limitation, all scheduled principal and/or interest payments due for such period in respect of each Mortgage Asset that is secured or supported by such Underlying Mortgaged Properties plus (ii) the amount of all Ground Lease payments to be made in respect of such Underlying Mortgaged Properties during such period, as any of the foregoing elements of DSCR may be adjusted by the Purchaser as determined by the Purchaser in its discretion; provided, however, that all such calculations shall be made taking into account any senior or pari passu debt secured directly or indirectly by the applicable Underlying Mortgaged Property; provided, further, however, the DSCR shall not be less than the Minimum DSCR.

"Defaulted Mortgage Asset": Any Mortgage Asset (a) that is ninety (90) days or more delinquent, (b) for which there is a breach of any of the representations and warranties set forth on Schedule 1 hereto, or (c) for which there is a non-monetary default (beyond any applicable notice and cure period) under the related Mortgage Loan Documents, including, without limitation, any Preferred Equity Interest that has not been paid current during such period.

"Delinquent Mortgage Asset": A Mortgage Asset that is thirty (30) or more days, but less than ninety (90) days, delinquent under the related Mortgage Loan Documents, including, without limitation, any Preferred Equity Interest that has not been paid current during such period.

"Derivatives Contract": Any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement. Not in limitation of the foregoing, the term "Derivatives Contract" includes any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement.

"Derivatives Termination Value": Means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivatives Contracts, (a) for any date on or after the date such Derivatives Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Derivatives Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivatives Contracts (which may include the Purchaser).

"Dollars" and "$": Lawful money of the United States of America.

"Due Diligence Costs": Defined in Section 13.21.

"Due Diligence Review": The performance by the Purchaser of any or all of the reviews permitted under Section 13.21 with respect to any or all of the Purchased Items, as desired by the Purchaser from time to time.

"EBITDA": With respect to ART and its Subsidiaries for any period, the net income (or loss) of ART and its Subsidiaries for such period determined on a consolidated basis (prior to any impact from minority interests and before deduction of preferred dividends on preferred stock, if any, of ART), in accordance with GAAP, plus the following (but only to the extent actually included in determination of such net income (loss)): (i) income tax expense; (ii) extraordinary or non-recurring gains and losses; (iii) depreciation and amortization expense; and (iv) interest expense. The EBITDA will be adjusted to remove all impact of FAS 141.

"Electronic Transmission": The delivery of information and executed documents in an electronic format acceptable to the applicable recipient thereof.

"Eligible Asset": A Mortgage Asset that as of any date of determination:

         (a)      is not a Defaulted Mortgage Asset or Delinquent Mortgage
Asset;

         (b) with respect to the portion of such Mortgage Asset to be acquired by the Purchaser, the funding obligations have been satisfied in full and there is no unfunded commitment with respect thereto;

         (c) has been approved in writing by the Purchaser in its sole and absolute discretion;

         (d)      has an LTV not in excess of the Maximum LTV;

         (e)      has a DSCR equal to or greater than the Minimum DSCR;

         (f)      is not a construction loan;

         (g)      is not a loan to an operating business (other than a hotel);

         (h) in the case a Junior Interest with a "B note" in an "A/B structure", the "B note" has a floating rate of interest with a remaining term to maturity of less than seven (7) years;

         (i) at all times during which the aggregate Purchase Price for all outstanding Transactions is less than $75,000,000, the Seller shall maintain a reasonable mix of Eligible Assets, as determined by the Purchaser in its discretion;

         (j) in the case of Wachovia Assets, more than thirty (30) Business Days have elapsed since the date the Seller acquired such Mortgage Asset from the Purchaser or its Affiliates (direct or indirect);

         (k) with respect to Bridge Loans that are Junior Interests or Mezzanine Loans, all interests that are senior to the Junior Interest or Mezzanine Loan, as applicable, which are owned by the Seller or an Affiliate of the Seller or Guarantor are being purchased by the Purchaser at the same time as the Junior Interest or Mezzanine Loan, as applicable, and such senior interests will be continuously owned by the Purchaser during the time that the Purchaser owns the Junior Interest or Mezzanine Loan, as applicable; and

         (l) the purchase of such Eligible Asset will not violate any applicable Sub-Limit.

provided, however, notwithstanding a Mortgage Asset's failure to conform to the criteria set forth above, the Purchaser may, in its sole and absolute discretion, designate in writing any such non-compliant Mortgage Asset as an Eligible Asset, which may include a temporary or permanent waiver of one (1) or more Eligible Asset requirements.

"Environmental Laws": Any and all foreign, federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of hazardous materials. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300, et seq.), the Environmental Protection Agency's regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), and the rules and regulations thereunder, each as amended, modified, waived, supplemented, extended, restated or replaced from time to time.

"Equity Interests": Defined in the Pledge Agreement.

"ERISA": The Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

"ERISA Affiliate": (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Seller or the Guarantor, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Seller or the Guarantor, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Seller, the Guarantor, any corporation described in clause (a) above or any trade or business described in clause (b) above.

"Eurocurrency Liabilities": Defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

"Eurodollar Disruption Event": The occurrence of any of the following: (a) the Purchaser or any of its assignees or participants has determined that it would be contrary to law or to the directive of any central bank or other Governmental Authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to fund any Transaction, (b) the inability, for any reason, of the Purchaser or any of its assignees or participants to determine the Adjusted Eurodollar Rate, (c) the Purchaser or any of its assignees or participants shall have determined that the rate at which deposits of United States dollars are being offered to the Purchaser or any of its assignees or participants in the London interbank market does not accurately reflect the cost to the Purchaser or such assignee or participant of making, funding or maintaining any Transaction, or (d) the inability of the Purchaser or any of its assignees or participants to obtain United States dollars in the London interbank market to make, fund or maintain any Transaction.

"Eurodollar Period": With respect to any Transaction, (i) initially, the period commencing on the Purchase Date with respect to such Transaction and ending on the earlier of the related Repurchase Date and one-month, two-months, three-months, six-months or such longer period, if available, to be offered by the Purchaser, in each case as selected by the Seller (provided, that the Seller may not select a Eurodollar Period longer than six-months if the last day of such Eurodollar Period occurs after the Facility Maturity Date), and (ii) thereafter, each period commencing on the day following the last day of the preceding Eurodollar Period applicable to such Transaction and ending on the earliest of (x) the related Repurchase Date, (y) the date that is one-month, two-months, three-months, six-months or otherwise thereafter, as the case may be, or (z) the Facility Maturity Date.

"Eurodollar Rate": With respect to each Eurodollar Period during which a Transaction is outstanding, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as one-month, two-month, three-month, six-month or other LIBOR, as selected by the Seller in accordance with this Agreement, at or about 9:00 a.m., Charlotte, North Carolina time, three (3) Business Days prior to the beginning of such Eurodollar Period (and if such date is not a Business Day, the Eurodollar Rate in effect on the Business Day immediately preceding such date), or, if no such rate appears on Telerate page 3750 at such time and day, then the Eurodollar Rate shall be determined by Wachovia at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which thirty (30) day deposits in United States Dollars are being, have been, or would be offered or quoted by Wachovia to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. on such day. The Purchaser's determination of Eurodollar Rate shall be conclusive upon the parties absent manifest error on the part of the Purchaser.

"Eurodollar Reserve Percentage": For any period means the percentage, if any, applicable during such period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, emergency, supplemental, marginal or other reserve requirements) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to the applicable Eurodollar Period.

"Excepted Persons": Defined in Subsection 13.13(a).

"Exception": Defined in the Custodial Agreement.

"Excess Margin": Defined in Subsection 2.6(a).

"Exchange Act": The Securities Exchange Act of 1934, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.

"Executive Order": Defined in Subsection 4.1(nn).

"Existing Financing Facilities": The financing facilities identified on Schedule 5 hereto.

"Extension Fee": Defined in Section 2.4.

"Extension Fee Payment Date": Defined in Section 2.4.

"Facility Maturity Date": Subject to Article X, the earlier of (a) December 23, 2006, as such original Facility Maturity Date may be extended pursuant to
Section 2.4 hereof, or (b) the date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law. The Bridge Loan Tranche expires on the Bridge Loan Tranche Expiration Date (or the Final Bridge Loan Tranche Expiration Date if such Bridge Loan Tranche Expiration Date is extended in accordance with Subsection 2.15(b)).

"Facility Period": The period commencing on the Original Closing Date and terminating on the Facility Maturity Date.

"FDIA": Defined in Subsection 13.20(b).

"FDICIA": Defined in Subsection 13.20(c).

"Federal Funds Rate": For any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Purchaser (or, if such day is not a Business Day, for the next succeeding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of the Purchaser, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m.

"Fee Letter": The First Amended and Restated Fee Letter, dated as of even date herewith, between the Purchaser and the Seller, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.

"FFO": For any given period, (a) Net Income of ART and its Subsidiaries for such period (before extraordinary and non-recurring items), minus (or plus) (b) gains (or losses) from debt restructuring and sales of property during such period, plus (c) depreciation and amortization of real and personal property assets for such period, plus (d) without duplication, income from unconsolidated partnerships and joint ventures, determined in each case in accordance with GAAP.

"Final Bridge Loan Tranche Expiration Date": Defined in Subsection 2.15(b).

"Final Maturity Date": Defined in Section 2.4.

"Financial Covenants": The covenants set forth in Subsections 5.1(bb) - (hh).

"FIRREA Appraisal": An appraisal prepared by an independent third-party appraiser approved in writing by the Purchaser in its reasonable discretion and satisfying the requirements of Title XI of the Federal Institutions, Reform, Recovery and Enforcement Act of 1989 (as supplemented, amended, modified and replaced from time to time) and the regulations promulgated thereunder, as in effect on the date of such appraisal.

"Fixed Charge Coverage Ratio": For ART and its Subsidiaries during any period, EBITDA for such period divided by the Fixed Charges for the same period.

"Fixed Charges": For ART and its Subsidiaries determined on a consolidated basis during any period, the sum of (without duplication) (a) Debt Service, (b) all Preferred Dividends required to be paid during such period, (c) Capital Lease Obligations required to be paid during such period, and (d) all payments due under any ground lease.

"Foreclosed Loan": A loan the security for which has been foreclosed upon by the Seller.

"GAAP": Generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

"Governing Documents": As to any Person, the articles or certificate of incorporation or formation, by-laws, limited liability company agreement, general partnership agreement, limited partnership agreement, trust agreement, joint venture agreement or other applicable organizational or governing documents of such Person.

"Governmental Authority": Any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any court or arbitrator having jurisdiction over such Person, any of its Subsidiaries or any of its Properties, and any accounting board or authority (whether or not a part of government) that is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic.

"Ground Lease": With respect to any Commercial Real Estate Loan for which the Borrower has a leasehold interest in the related Mortgaged Property or space lease within such Mortgaged Property, the lease agreement creating such leasehold interest.

"Guarantee Obligation": Means, as to any Person (the "guaranteeing person"), without duplication, any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of the obligations for which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, Contractual Obligation, Derivatives Contract or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation); provided, however, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as reasonably determined by such Person in good faith.

"Guarantor": Individually and collectively, ART and Arbor Realty, as joint and several guarantors under the Guaranty.

"Guaranty": The First Amended and Restated Guaranty, dated as of even date herewith, executed by the Guarantor in favor of the Purchaser.

"H.15": Federal Reserve Statistical Release H.15.

"Income": With respect to any Purchased Items, at any time, all of the following: collections, prepayments, recoveries, insurance and condemnation proceeds and all other payments or proceeds on or in respect of the Purchased Items, including, without limitation, any principal thereof then payable and all interest, fees, dividends, gains, receipts, allocations, profits, payments in kind, returns or repayment of contributions or other distributions payable thereon, less the Servicing Fee, and amounts received from any Interest Rate Protection Agreement. Income shall not include any Borrower Reserve Payments.

"Increased Costs": Any amounts required to be paid by the Seller to the Purchaser pursuant to Section 2.13.

"Indebtedness": Means, with respect to Person (in reference to ART and its Subsidiaries, Person shall mean ART and its Subsidiaries determined on a consolidated basis), at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed (including without limitation principal, interest, assumption fees (to the extent they are due during the period in question), prepayment fees (to the extent it is due during the period in question), contingent interest (to the extent they are due during the period in question), and other monetary obligations whether choate or inchoate); (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, letters of credit, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or services rendered; (c) Capital Lease Obligations of such Person; (d) all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off-Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatory Redeemable Stock issued by such Person or any other Person (inclusive of forward equity contracts), valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) as applicable, all obligations of such Person (but not the obligation of others) in respect of any keep well arrangements, credit enhancements, contingent or future funding obligations under any Eligible Asset or any obligation senior to the Eligible Asset, unfunded interest reserve amount under any Eligible Asset or any obligation that is senior to the Eligible Asset, purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Capital Stock (other than Mandatory Redeemable Stock)); (h) net obligations under any Derivative Contract not entered into as a hedge against existing Indebtedness, in an amount equal to the Derivatives Termination Value thereof;
(i) all Indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities and other similar exceptions to recourse liability (but not exceptions relating to bankruptcy, insolvency, receivership or other similar events)); (j) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (other than certain Permitted Liens) on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; provided, however, if such Person has not assumed or become liable for the payment of such Indebtedness, then for the purposes of this definition the amount of such Indebtedness shall not exceed the market value of the property subject to such Lien).

"Indemnified Amounts": Defined in Subsection 11.1(a).

"Indemnified Parties": Defined in Subsection 11.1(a).

"Independent Director": A natural Person who (a) is not at the time of initial appointment as Independent Director, and may not have been at any time during the five (5) years preceding such initial appointment or at any time while serving as Independent Director, (i) a stockholder, partner, member or direct or indirect legal or beneficial owner of the Seller, the Guarantor or any Affiliate of the Seller or the Guarantor; (ii) a contractor, creditor, customer, supplier, director (with the exception of serving as the Independent Director of the Seller), officer, employee, attorney, manager or other Person who derives any of its purchases or revenues from its activities with the Seller, the Guarantor or any Affiliate of the Seller or the Guarantor; (iii) a natural Person who controls (directly or indirectly or otherwise) the Seller, the Guarantor or any Affiliate of the Seller or Guarantor or who controls or is under common control with any Person that would be excluded from serving as an Independent Director under (i) or (ii), above; or
(iv) a member of the immediate family of a natural Person excluded from servicing as an Independent Director under (i) or (ii) above and (b) otherwise satisfies the then current requirements of the Rating Agencies. A Person who is an employee of a nationally recognized organization that supplies independent directors and who otherwise satisfies the criteria in clause (a) but for the fact that such organization receives payment from Seller or Guarantor for providing such independent director shall not be disqualified from serving as an Independent Director hereunder.

"Insolvency Event": With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its Property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its Property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of ninety (90) consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its Property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

"Insolvency Laws": The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

"Insolvency Proceeding": Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event.

"Instrument": Any "instrument" (as defined in Article 9 of the UCC), other than an instrument that constitutes part of chattel paper.

"Interest Expense": For ART and its Subsidiaries, the total interest expense incurred (in accordance with GAAP), including capitalized or accruing interest (but excluding interest funded under a construction loan), by ART and its Subsidiaries on a consolidated basis, without duplication for the most recent period.

"Interest Rate Protection Agreement": With respect to any or all of the Mortgage Assets, (i) any Derivatives Contract required under the terms of the related Mortgage Loan Documents providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, and acceptable to the Purchaser in its discretion and (ii) any Derivatives Contract put in place by the Seller, the Guarantor or any Affiliate of the foregoing with respect to any Mortgage Asset.

"Investment": Means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, whether by means of
(a) the purchase or other acquisition of any Capital Stock in another Person,
(b) a loan, advance or extension of credit to, capital contribution to, guaranty or credit enhancement of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any binding commitment or option to make an Investment in any other Person shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in the Repurchase Documents, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

"Joinder Agreement": A Joinder Agreement substantially in the form of Exhibit XIV attached hereto and made a part hereof between the Purchaser, the Seller and a Co-Seller under a Preferred Equity Interest.

"Junior Interest": (a) A junior participation interest or rated certificate in a performing Commercial Real Estate Loan or (b) a "B note" in an "A/B structure" in a performing Commercial Real Estate Loan.

"Junior Interest Note": The original executed promissory note, Participation Certificate, Participation Agreement and any other evidence of a Junior Interest, as applicable.

"Late Payment Fee": Defined in Subsection 2.5(a).

"Lien": Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person's assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person's assets or properties).

"Liquidity": An amount equal to the (a) sum of (without duplication) (i) the amount of unrestricted cash and unrestricted Cash Equivalents, plus (ii) the Excess Margin, plus (iii) excess margin under the RMBS Repurchase Facility (if any), in each case in clause (i), (ii) and (iii), solely to the extent that such amounts exceed the amounts necessary to satisfy at such time all of the Financial Covenants hereunder and all financial covenants under the RMBS Repurchase Facility (if any) and to the extent ART continues to be in compliance thereof, less, (b) amounts necessary to satisfy Margin Deficits under this Agreement and margin deficits under the RMBS Repurchase Facility (if any).

"Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Asset, the ratio of the outstanding principal amount of such Mortgage Asset at the time of a Transaction for such Mortgage Asset to the market value of the related Underlying Mortgaged Property at such time, which shall be determined by a third party appraiser selected by the Purchaser, as such LTV may be adjusted by the Purchaser as the Purchaser determines in its sole discretion; provided, however, that all such calculations shall be made taking into account any senior or pari passu debt or other obligations secured directly or indirectly by the applicable Underlying Mortgaged Property; provided, further, however, the LTV shall not exceed the Maximum LTV.

"Mandatory Redeemable Stock": Means, with respect to any Person and any Subsidiary thereof, any Capital Stock of such Person which by the terms of such Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is required to be redeemed, pursuant to a sinking fund obligation or otherwise (other than an Capital Stock to the extent redeemable in exchange for common stock or other equivalent common Capital Stock), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatory Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Capital Stock which is redeemable solely in exchange for common stock or other equivalent common Capital Stock); in each case, on or prior to the maturity date of the Agreement.

"Margin Base": On any day, the aggregate Asset Value of all Purchased Assets.

"Margin Deficit": Defined in Subsection 2.7(a).

"Margin Deficit Notice": Defined in Subsection 2.7(a).

"Market Value": As of any date in respect of any Mortgage Asset, the price at which such Mortgage Asset could readily be sold, as determined by the Purchaser in its sole and absolute discretion (which price may be determined to be zero).

"Material Adverse Effect": A material adverse effect on (a) the Property, business, operations, financial condition or prospects of the Seller, the Guarantor or the Pledgor, (b) the ability of each of the Seller, the Guarantor or the Pledgor to perform its obligations under any of the Repurchase Documents to which it is a party, (c) the validity or enforceability of any of the Repurchase Documents, (d) the rights and remedies of the Purchaser under any of the Repurchase Documents, (e) the timely payment of any amounts payable under the Repurchase Documents, or (f) the Asset Value of the Purchased Assets.

"Materials of Environmental Concern": Any mold, petroleum (including, without limitation, crude oil or any fraction thereof) or petroleum products (including, without limitation, gasoline), or any hazardous or toxic substances, materials or wastes, defined as such in or regulated under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

"Maximum Amount": Subject to Subsection 2.3(a), $350,000,000; provided, however, the Maximum Amount shall be reduced automatically to $250,000,000 on the Bridge Loan Tranche Expiration Date (or the Final Bridge Loan Tranche Expiration Date if such Bridge Loan Tranche Expiration Date is extended in accordance with Subsection 2.15(b); provided, further, however, on and after the Facility Maturity Date, the Maximum Amount shall mean the aggregate Purchase Price outstanding for all Transactions.

"Maximum LTV": With respect to any Eligible Asset at any time, the Loan-to-Value Ratio for the related Underlying Mortgaged Property set forth on
Schedule 1 to the Fee Letter under the heading "Maximum LTV" for the applicable Class of such Mortgage Asset and the applicable Type of Underlying Mortgaged Property.

"Mezzanine Collateral": Defined in Schedule 1, Part II.

"Mezzanine Loan": A performing mezzanine loan secured by pledges of all (but not less than all) the Capital Stock of the Person that owns income producing Commercial Real Estate.

"Mezzanine Note": The original executed promissory note or other evidence of Mezzanine Loan indebtedness.

"Minimum DSCR": With respect to any Eligible Asset at any time, the DSCR for the related Underlying Mortgaged Property set forth on Schedule 1 to the Fee Letter under the heading "Minimum DSCR" for the applicable Class of such Mortgage Asset and the applicable Type of Underlying Mortgaged Property.

"Moody's": Moody's Investors Service, Inc., and any successor thereto.

"Mortgage": Each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a Lien on real property and other property and rights incidental thereto.

"Mortgage Asset": An Assignment of a Whole Loan, a Junior Interest, a Mezzanine Loan, a Bridge Loan or a Preferred Equity Interest (i) the Underlying Mortgaged Property for which is included in the categories for Types of Mortgage Assets, and (ii) that is listed on a Confirmation and the Custodian has been instructed to hold for the Purchaser pursuant to the Custodial Agreement. Mortgage Assets shall not include any Retained Interest (if any).

"Mortgage Asset File": Defined in the Custodial Agreement.

"Mortgage Asset File Checklist": Defined in the Custodial Agreement.

"Mortgage Loan Documents": Defined in the Custodial Agreement.

"Mortgage Note": The original executed promissory note or other evidence of the Indebtedness of a Borrower with respect to a Mortgage Asset.

"Mortgaged Property": The Commercial Real Estate (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note or a Junior Interest Note.

"Mortgagee": The record holder of a Mortgage Note secured by a Mortgage.

"Multiemployer Plan": A "multiemployer plan" as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the immediately preceding five (5) years contributed to by the Seller, the Guarantor or any ERISA Affiliate on behalf of its employees.

"Net Cash Flow": With respect to any Underlying Mortgaged Property, for any period, the Net Income (or deficit) attributable to such property for such period, determined in accordance with GAAP, less the amount of all (a) capital expenditures incurred, (b) reserves established, (c) leasing commissions paid (other than commissions paid from reserves held under the Mortgage Loan Documents) and (d) tenant improvements paid during such period (other than tenant improvements paid from reserves held under the Mortgage Loan Documents) in each case attributable to such property, plus all non-cash charges deducted in the calculation of such net income.

"Net Income": With respect to ART and its Subsidiaries determined on a consolidated basis for any period, the net income of ART and its Subsidiaries determined on a consolidated basis for such period as determined in accordance with GAAP.

"Non-recourse Indebtedness": Means, with respect to any Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, and other similar exceptions to non-recourse provisions (but not exceptions relating to bankruptcy, insolvency, receivership or other similar events)) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

"Non-Table Funded Purchased Asset": A Purchased Asset that is not a Table Funded Purchased Asset.

"Non-Wachovia Assets": Any Mortgage Asset issued or extended by a Person other than Wachovia Corporation or an Affiliate of Wachovia Corporation.

"OFAC Regulations": Defined in Subsection 4.1(nn).

"Off-Balance Sheet Obligations": With respect to any Person (in reference to
ART and its Subsidiaries, Person shall mean ART and its Subsidiaries determined on a consolidated basis) as of any date of determination thereof, without duplication and to the extent not included as a liability on the consolidated balance sheet of ART and its Subsidiaries in accordance with GAAP: (a) the monetary obligations under any financing lease or so-called "synthetic," tax retention or off-balance sheet lease transaction which, upon the application of any Insolvency Laws to such Person or any of its Subsidiaries, would be characterized as indebtedness; (b) the monetary obligations under any sale and leaseback transaction which does not create a liability on the consolidated balance sheet of such Person and its Subsidiaries; or (c) any other monetary obligation arising with respect to any other transaction which (i) is characterized as indebtedness for tax purposes but not for accounting purposes in accordance with GAAP or (ii) is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries (for purposes of this clause
(c), any transaction structured to provide tax deductibility as interest expense of any dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing).

"Officer's Certificate": A certificate signed by a Responsible Officer of the Seller or the Guarantor, as applicable.

"Operating Account": The account of the Seller set forth on Schedule 3 hereto.

"Opinion of Counsel": A written opinion of counsel, which opinion and counsel are acceptable to the Purchaser in its sole discretion.

"Original Closing Date": December 23, 2003.

"Original Purchase Date": The date a Purchased Asset was purchased by the Seller or its Affiliates from Wachovia Corporation or its Affiliates other than pursuant to this Agreement.

"Originator": With respect to each Mortgage Asset, the Person who originated such Mortgage Asset.

"Other Costs": Defined in Subsection 13.9(c).

"Participation Agreement": Defined in the Custodial Agreement.

"Participation Certificate": Defined in the Custodial Agreement.

"Payment Date": The next to the last Business Day of each calendar month.

"PBGC": The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

"Pension Plans": Defined in Subsection 4.1(u).

"Periodic Advance Repurchase Payment": Defined in Subsection 2.5(a).

"Permitted Indebtedness": With respect to Preferred Equity Interests, Indebtedness that is permitted under the related Mortgage Loan Documents and disclosed in writing to the Purchaser in a Transaction Request and a Confirmation.

"Permitted Investments": Investments of any one or more of the following types:

         (a) marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States of America and that have a maturity of not more than 270 days from the date of acquisition;

         (b) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States and that have a maturity of not more than 270 days from the date of acquisition;

         (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term obligations of which are rated of least A-1 by S&P and P-1 by Moody's;

         (d) repurchase obligations with a term of not more than ten (10) days for underlying securities of the types described in clauses (a), (b) and
(c) above entered into with any bank of the type described in clause (c) above;

         (e) commercial paper rated at least A-1 by S&P and P-1 by Moody's;

         (f) demand deposits, time deposits or certificates of deposit
(having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least A-1 by S&P and P-1 by Moody's; and

         (g) money market mutual funds possessing the highest available rating from S&P and Moody's.

"Permitted Liens": Any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens, arising in the ordinary course of business securing obligations that are not overdue for a period of more than thirty (30) days, (c) Liens granted pursuant to or by the Repurchase Documents, and (d) in the case of the Purchased Assets only and not the Seller's interest therein, with respect to any Underlying Mortgaged Property, Liens which are permitted pursuant to the terms of the Mortgage Loan Documents.

"Person": An individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

"Plan": An employee benefit or other plan established or maintained by any Seller, the Guarantor or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

"Pledge Agreement": The First Amended and Restated Pledge and Security Agreement, dated as of the date hereof, between the Purchaser and the Pledgor, as amended by this Agreement and as amended, modified, waived, supplemented, extended, restated or replaced from time to time.

"Pledgor": Arbor Realty Limited Partnership, a Delaware limited partnership.

"Pooling and Servicing Agreements": Any and all pooling and servicing agreements governing servicing and other matters entered into in connection with a securitization of the senior interest in a Mortgage Asset, where such transaction is rated by one (1) or more Rating Agencies.

"Post-Default Rate": In respect of any day a Transaction is outstanding or any other amount under this Agreement or any other Repurchase Document is not paid when due to the Purchaser at the stated Repurchase Date or otherwise when due (a "Post-Default Day"), a rate per annum determined on a 360 day per year basis during the period from and including the due date to but excluding the date on which such amount is paid in full equal to the applicable Rate plus 500 basis points.

"Pre-Approved Purchaser": A bank, financial institution or similar Person having a rating assigned by S&P of BBB or better (or an equivalent rating assigned by another Rating Agency) or a special purpose vehicle.

"Preferred Dividends": Means, for any period and without duplication, all Restricted Payments paid or required to be paid during such period on Preferred Securities issued by ART or a Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Capital Stock (other than Mandatory Redeemable Stock) payable to holders of such class of Capital Stock; (b) paid or payable to ART or a Subsidiary; or (c) constituting or resulting in the redemption of Preferred Securities, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full.

"Preferred Equity Grantor": The entity in which a Preferred Equity Interest represents an investment.

"Preferred Equity Interest": The entire Capital Stock representing the preferred equity interest in an entity that owns Commercial Real Estate, including, but not limited to, all equity interests representing a dividend on any of the Capital Stock of the Preferred Equity Grantor or representing a distribution or return of capital upon or in respect of the Capital Stock of the Preferred Equity Grantor, in each case as it relates to a Preferred Equity Interest; provided, however, (i) such Preferred Equity Interest must contain a synthetic maturity feature acceptable to the Purchaser in its sole and absolute discretion, (ii) the Purchaser's funding of the Preferred Equity Interest is subject to regulatory and compliance criteria, and (iii) the Purchaser reserves the right to require that each Preferred Equity Interest be acquired by and transferred to the Purchaser by a special purpose entity as a Co-Seller under the Agreement and for the Co-Seller to execute a Joinder Agreement as a condition to the purchase of the Preferred Equity Interest. All references to, and calculations required to be made in respect of, any principal and/or interest associated with any Mortgage Asset, shall, with respect to Mortgage Assets consisting of Preferred Equity Interests, be deemed to refer, respectively, to the face amount of such Preferred

Equity Interest and the preferred return or yield (however such terms are denominated, as set forth in the related Mortgage Loan Documents), whether payable or accrued.

"Preferred Equity Interest Instruments": Defined in the Custodial Agreement.

"Preferred Equity Security Agreement": The Preferred Equity Interest Pledged and Security Agreement, dated as of even date herewith, between the Seller and Purchaser, as such agreement is amended, modified, waived, supplemented, extended, restated or replaced from time to time.

"Preferred Securities": Means, with respect to any Person, Capital Stock in such Person that are entitled to preference or priority over any other Capital Stock in such Person in respect of the payment (or accrual) of dividends or distribution of assets upon liquidation, or both.

"Price Differential": For each Accrual Period and each Transaction outstanding, the sum of the products (for each day during such Accrual Period) of:

                                    R x PP x  1
                                             ---
                                              D
where:
           R     =      the Rate applicable on such day;
          PP     =      the Purchase Price for such Transaction on such day; and
           D     =      360 or, to the extent the Rate is based on the Base
                        Rate, 365 or 366 days, as applicable,

provided, however, that (i) no provision of this Agreement shall require the payment or permit the collection of any Price Differential in excess of the maximum permitted by Applicable Law and (ii) the Price Differential shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

"Pricing Spread": The point spreads set forth on Schedule 1 to the Fee Letter corresponding to the Classes and Types of Mortgage Assets set forth therein; provided, however, from and after a Termination Event, the Pricing Spread for each Transaction shall be increased an additional 500 basis points.

"Prime Rate": The rate announced by Wachovia from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Wachovia in connection with extensions of credit to debtors.

"Property": Any right or interest in or to property of any kind whatsoever, whether real, personal or mixed, and whether tangible or intangible.

"PSA Servicer": A third party servicer (other than the Seller) servicing all or a portion of the Purchased Assets under a Pooling and Servicing Agreement.

"Purchase Agreement": Any purchase agreement by and between the Seller and any third party, including, without limitation, any Affiliate of the Seller, pursuant to which the Seller has purchased Mortgage Assets subsequently sold to the Purchaser hereunder.

"Purchase Date": The date on which Eligible Assets are transferred by the Seller to the Purchaser or its designee (including the Custodian).

"Purchase Price": On each Purchase Date, the price at which Eligible Assets are transferred by the Seller to the Purchaser or its designee (including the Custodian) which shall equal the Asset Value for such Eligible Assets on the Purchase Date (x) decreased by the amount of any cash transferred by the Seller to the Purchaser pursuant to Subsection 2.3(b) or Section 2.7 hereof or applied to reduce the Seller's obligations in respect of principal under Section 2.8 hereof and (y) increased by any increases in the Purchase Price pursuant to
Section 2.6.

"Purchased Asset Data Summary": Defined in Subsection 5.1(t)(vi).

"Purchased Assets": The Eligible Assets sold by the Seller to the Purchaser pursuant to a Transaction in accordance with Article II.

"Purchased Items": Defined in Subsection 8.1(a).

"Purchaser": Defined in the Preamble to this Agreement.

"Purchaser's Account": A special account (account number 4659360000127, ABA # 053000219) in the name of the Purchaser maintained at Wachovia.

"Rate": For any Eurodollar Period and for each Transaction outstanding and for each day during such Eurodollar Period, the rate per annum equal to the Adjusted Eurodollar Rate plus the applicable Pricing Spread; provided, however, the Rate for any Accrual Period shall be the Base Rate (plus the applicable Pricing Spread) if a Eurodollar Disruption Event occurs or a Termination Event occurs.

"Rating Agency": Each of S&P, Moody's and any other statistical rating agency that has been requested to issue a rating in connection with the matter at issue.

"Real Property Assets": Means, as of any time, the real property assets (including interests in preferred equity and participating mortgages in which the lender's interest therein is characterized as equity according to GAAP) owned directly or indirectly by ART or a Consolidated Subsidiary at such time.

"Regulations T, U and X": Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended, modified, waived, supplemented, extended, restated or replaced from time to time.

"Related Party Loan": Any loan, Indebtedness or preferred equity investment identified or presented as a related party loan in ART's consolidated financial statements or in the notes to the consolidated financial statements, in accordance with GAAP.

"REO Property": Real property acquired by the Seller, including a Mortgaged Property, acquired through foreclosure of a Mortgage Asset or by deed in lieu of such foreclosure.

"REMIC": A real estate mortgage investment conduit.

"Reportable Event": Any of the events set forth in Section 4043(c) of ERISA or a successor provision thereof, other than those events as to which the notice requirement has been waived by regulation.

"Repurchase Date": The earlier of (i) the Facility Maturity Date or (ii) the Business Day on which the Seller is to repurchase the Purchased Assets from the Purchaser (a) as specified by the Seller and agreed to by the Purchaser in the related Confirmation, (b) if a Transaction is terminable by the Seller on demand, the date determined in accordance with Subsection 2.2(j), or (c) as required by Section 2.15 with respect to Bridge Loans and Preferred Equity Interests, as such date in clauses (ii)(a), (b) and (c) may be modified by application of the provisions of Articles II or X.

"Repurchase Documents": This Agreement, the Custodial Agreement, the Account Agreement, the Fee Letter, the Guaranty, the Assignments, the Pledge Agreement, the Preferred Equity Security Agreement, each Joinder Agreement, each Confirmation, the Custodial Fee Letter, any UCC financing statements (and amendments thereto) filed pursuant to the terms of this Agreement or any other Repurchase Document and any additional document the execution of which is necessary or incidental to carrying out the terms of the foregoing documents.

"Repurchase Obligations": Defined in Subsection 8.1(b).

"Repurchase Parties": The collective reference to the Seller and the Guarantor.

"Repurchase Price": The price at which Purchased Assets are to be transferred from the Purchaser or its designee (including the Custodian) to the Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price, the accrued and unpaid Price Differential applicable to each such Transaction as of the date of such determination plus any related Breakage Costs.

"Request for Additional Transaction for Excess Margin": Defined in Subsection 2.6(a).

"Responsible Officer": With respect to any Person, any duly authorized officer of such Person with direct responsibility for the administration of the Repurchase Documents and also, with respect to a particular matter, any other duly authorized officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

"Restricted Payment": Means (a) any dividend or other distribution, direct or indirect, on account of any Capital Stock of ART or any Subsidiary now or hereafter outstanding, except a dividend payable solely in Capital Stock of identical class to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of ART or any Subsidiary now or hereafter outstanding; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Capital Stock of ART or any Subsidiary now or hereafter outstanding.

"Retained Interest": (a) With respect to any Mortgage Asset with an unfunded commitment on the part of the Seller, all of the obligations, if any, to provide additional funding or contributions with respect to such Eligible Asset, and,
(b) with respect to any Eligible Asset that is transferred by the Seller to the Purchaser, (i) all of the obligations, if any, of the agent(s) under the documentation evidencing such Eligible Asset and (ii) the applicable portion of the interests, rights and obligations under the documentation evidencing such Eligible Asset that relate to such portion(s) of the Indebtedness that is owned by another lender or is being retained by the Seller pursuant to clause (a) of this definition.

"RMBS Repurchase Facility": That certain Master Repurchase Agreement, dated July 12, 2004, and all documents executed in connection therewith, entered into by Arbor Realty RMBS LLC and the Purchaser for the purchase and subsequent repurchase of residential mortgage backed securities.

"S&P": Standard & Poor's, a division of The McGraw Hill Companies, Inc., and any successor thereto.

"SEC": Defined in Subsection 13.19(a).

"Security Agreement": With respect to any Mortgage Asset, any contract, instrument or other document related to security for repayment thereof (other than the related Mortgage and Mortgage Note) executed by the Borrower and/or others in connection with such Mortgage Asset, including, without limitation, any security agreement, UCC financing statement, Liens, warranties, guaranty, title insurance policy, hazard insurance policy, chattel mortgage, letter of credit, accounts, bank accounts or certificates of deposit or other pledged accounts, and any other documents and records relating to any of the foregoing.

"Seller": Collectively, Arbor Realty Funding LLC and any Co-Seller (together with each of their successors and permitted assigns). Each Seller is jointly and severally liable as a Seller under the Repurchase Agreement and other Repurchase Documents.

"Seller Asset Schedule": Defined in the Custodial Agreement.

"Seller-Related Obligations": Any obligations, liabilities and/or Indebtedness of the Seller hereunder and under any other arrangement between the Seller, the Guarantor or an Affiliate of the Seller or the Guarantor (including, without limitation, Arbor Realty RMBS LLC) on the one hand and the Purchaser, an Affiliate of the Purchaser or any commercial paper conduit for which the Purchaser or an Affiliate of the Purchaser acts as a liquidity provider on the other hand, including, without limitation, such obligations, liabilities and/or Indebtedness under the RMBS Repurchase Facility (if any).

"Seller Release Letter": Defined in Subsection 3.2(l).

"Servicer": A Person (other than the Seller) servicing all or a portion of the Purchased Assets under a Servicing Agreement, which Servicer shall be acceptable to the Purchaser in its reasonable discretion.

"Servicer Account": Any account established by a Servicer or a PSA Servicer in connection with the servicing of the Purchased Assets.

"Servicer Default": Defined in Section 6.15.

"Servicer Notice": The notice from the Seller to a Servicer, substantially in the form of Exhibit VIII attached hereto.

"Servicing Agreement": An agreement entered into by the Seller and a third party for the servicing of the Purchased Assets, the form and substance of which has been approved in writing by the Purchaser in its reasonable discretion.

"Servicing Fee": Defined in Section 6.12.

"Servicing File": With respect to each Purchased Asset, the file retained by the Seller consisting of the originals of all documents in the Mortgage Asset File that are not delivered to the Custodian and copies of all documents in the Mortgage Asset File set forth in Section 3.1 of the Custodial Agreement.

"Servicing Records": Defined in Section 6.2.

"SIPA": Defined in Subsection 13.19(a).

"Solvent": As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair salable value of the Property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital.

"Sub-Limit": With respect to the characteristics of the Mortgage Assets (whether such Mortgage Assets are existing Purchased Assets or Mortgage Assets acquired in the future):

         (a) the aggregate Purchase Price for all outstanding Transactions involving Junior Interests shall be limited to the lesser of (i) $187,500,000 and (ii) 75% of the Maximum Amount;

         (b) the aggregate Purchase Price for all outstanding Transactions involving Mezzanine Loans shall be limited to the lesser of (i) $150,000,000 and
(ii) 60% of the Maximum Amount;

         (c) the aggregate Purchase Price for all outstanding Transactions involving Ground Leases shall not exceed 25% of the Maximum Amount;

         (d) the aggregate Purchase Price for all outstanding Transactions involving hotels shall not exceed 25% of the Maximum Amount;

         (e) the aggregate Purchase Price for all outstanding Transactions involving Preferred Equity Interests shall not exceed 15% of the aggregate Purchase Price for all outstanding Transactions; and

         (f) the aggregate Purchase Price for all outstanding Transactions involving Bridge Loans shall not exceed $100,000,000.

"Subsidiary": With respect to any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person.

"Table Funded Purchased Asset": A Purchased Asset which is sold to the Purchaser simultaneously with the origination or acquisition thereof, which origination or acquisition, pursuant to the Seller's request, is financed with the Purchase Price and paid directly to a title company or other settlement agent, in each case, approved in writing by the Purchaser in its sole discretion, for disbursement to the parties entitled thereto in connection with such origination or acquisition. A Purchased Asset shall cease to be a Table Funded Purchased Asset after the Custodian has delivered a Trust Receipt (along with a completed Mortgage Asset File Checklist attached thereto) to the Purchaser certifying its receipt of the Mortgage Asset File therefor. A Preferred Equity Interest may not be purchased as a Table Funded Purchased Asset unless the Purchaser in its sole and absolute discretion otherwise consents in writing.

"Table Funded Trust Receipt": A Trust Receipt in the form of Annex 2-B to the Custodial Agreement.

"Tangible Net Worth": As of a particular date:

         (a) all amounts that would be included under stockholder equity (or the equivalent) on a balance sheet of ART and its Subsidiaries determined on a consolidated basis at such date determined in accordance with GAAP, less

         (b) in each case with respect to ART and its Subsidiaries determined on a consolidated basis (i) amounts owing to ART from Affiliates, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with ART or its respective Affiliates, (ii) intangible assets of ART, as determined in accordance with GAAP, (iii) the value of REO Property and Foreclosed Loans of ART, (iv) prepaid taxes and expenses, (v) unamortized hedging positions under Derivatives Contracts, and (vi) (without duplication) Related Party Loans.

"Taxes": Any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Governmental Authority.

"Termination Event": Defined in Section 10.1.

"Test Period": The most recent calendar quarter.

"Title Exception": Defined in Schedule 1, Part I.

"Total Liabilities": Means all Indebtedness and Contingent Liabilities of any Person (without duplication) and all Subsidiaries thereof determined on a consolidated basis.

"Transaction": Defined in Section 2.1.

"Transaction Request": Defined in Subsection 2.2(a).

"Transfer Documents" The documents executed by the Seller with respect to a Purchased Asset which transfer title to such Purchased Asset to the Purchaser, including, without limitation, an Assignment, any Assignment of Mortgage and UCC-3 assignments.

"Transferee": Defined in Subsection 13.16(a).

"Transferor": The seller of mortgage assets under a Purchase Agreement.

"True Sale Opinion": A "true sale" opinion of outside counsel to the Seller in form and substance satisfactory to the Purchaser.

"Trust Receipt": Defined in the Custodial Agreement.

"Type": With respect to a Mortgage Asset, such Mortgaged Property's classification as one of the following: multifamily, retail, office, industrial, hotel or self-storage facility.

"UCC-9 Policy": Defined in Schedule 1, Part II.

"UCC Financing Statement": A financing statement on Form UCC-1 or the proper national UCC form, naming the Purchaser as the "Secured Party" and the Seller as the "Debtor" and describing the Purchased Items.

"Unconsolidated Affiliates": Means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

"Underlying Mortgaged Property": (a) In the case of a Whole Loan, the Mortgaged Property securing the Whole Loan, (b) in the case of a Junior Interest, the Mortgaged Property securing such Junior Interest (if the Junior Interest is of the type described in clause (a) of the definition thereof), or the Mortgaged Property securing the mortgage loan in which such Junior Interest represents a junior participation (if the Junior Interest is of the type described in clause
(b) of the definition thereof), (c) in the case of a Mezzanine Loan, the Mortgaged Property that is held by the Person the Capital Stock of which is pledged as collateral security for such Mezzanine Loan, (d) in the case of a Bridge Loan, the Mortgaged Property securing the Whole Loan, Junior Interest or Mezzanine Loan, as applicable, and (e) in the case of a Preferred Equity Interest, the Mortgaged Property that is owned by the Preferred Equity Grantor.

"Underwriting Package": Any internal document prepared by the Seller for its evaluation of a Mortgage Asset, to include at a minimum the data required in the relevant Confirmation. In addition, with respect to any Mortgage Asset, the Underwriting Package shall include, to the extent applicable, (i) a copy of the appraisal, (ii) the current rent roll, (iii) a minimum of two (2) years of property level financial statements to the extent available, (iv) the current financial statement of the Borrower on the Commercial Mortgage Loan, (vi) the complete Mortgage Asset File, (vii) any financial analysis, site inspection, market studies and any other diligence conducted by the Seller, and (viii) such further documents or information as the Purchaser may request.

"Uniform Commercial Code" or "UCC": The Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Purchased Items is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

"United States": The United States of America.

"Unmatured Termination Event": Any event that, with the giving of notice or the lapse of time, or both, would become a Termination Event.

"Unused Fee": The "Unused Fee" payable under the Fee Letter.

"Wachovia": Wachovia Bank, National Association, a national banking association in its individual capacity, and its successors and assigns.

"Wachovia Assets": Any Mortgage Asset issued or extended by Wachovia Corporation or an Affiliate of Wachovia Corporation.

"Warehouse Lender's Release Letter": Defined in Subsection 3.2(l).

"Whole Loan": A performing Commercial Real Estate whole loan secured by a first priority security interest in the Underlying Mortgaged Property.

         SECTION 1.2       OTHER TERMS.

         All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined in such Article 9.

         SECTION 1.3       COMPUTATION OF TIME PERIODS.

         Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         SECTION 1.4       INTERPRETATION.

         In each Repurchase Document, unless a contrary intention appears:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Repurchase Documents;

                  (iii)    reference to any gender includes each other gender;

                  (iv) reference to day or days without further qualification means calendar days;

                  (v) reference to any time means Charlotte, North Carolina time;

                  (vi) reference to any agreement (including any Repurchase Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Repurchase Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor;

                  (vii) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision; and

                  (viii) unless otherwise expressly provided in this Agreement, reference to any notice, request, approval, consent or determination provided for, permitted or required under the terms of this Agreement with respect to the Seller, Guarantor or Purchaser means, in order for such notice, request, approval, consent or determination to be effective hereunder, such notice, request, approval or consent must be in writing.


                                   ARTICLE II

                           PURCHASE OF ELIGIBLE ASSETS

         SECTION 2.1       PURCHASE AND SALE.

         Subject to the terms and conditions hereof, from time to time during the Facility Period and at the written request of the Seller, the parties hereto shall enter into transactions in which the Seller transfers Eligible Assets to the Purchaser in a sales transaction against the transfer of funds by the Purchaser representing the Purchase Price for such Purchased Assets, with a simultaneous agreement by the Purchaser to transfer to the Seller and the Seller to repurchase such Purchased Assets in a repurchase transaction at a date certain not later than the Facility Maturity Date, against the transfer of funds by the Seller representing the Repurchase Price for such Purchased Assets. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, unless otherwise agreed in writing.

         SECTION 2.2       TRANSACTION MECHANICS; RELATED MATTERS.

         (a) From time to time during the Facility Period but no more frequently than once per week, in the sole and absolute discretion of the Purchaser, the Purchaser will purchase from the Seller the Seller's rights and interests (but none of its obligations) under certain Eligible Assets; provided, however, at no time shall the Seller have more than thirty (30) Transactions outstanding under this Agreement and at no time shall the aggregate Purchase Price of the outstanding Transactions and any proposed Transactions exceed the Maximum Amount. The

Seller shall request a Transaction by delivering to the Purchaser (with a copy to the Custodian), via Electronic Transmission, an executed request in the form of Exhibit IV attached hereto (a "Transaction Request"), a Seller Asset Schedule and an Underwriting Package. The Transaction Request shall set forth, among other things, (i) the proposed Purchase Date, that, except with respect to the initial Transaction, shall be at least, (A) in the case of Non-Wachovia
Assets, twelve (12) Business Days (in the case of each individual Eligible Asset identified in a Transaction Request plus twelve (12) additional Business Days for each additional Eligible Asset in excess thereof identified in a Transaction Request), and, (B) in the case of Wachovia Assets, seven (7) Business Days (in the case of each individual Eligible Asset identified in a Transaction Request plus seven (7) additional Business Days for each additional Eligible Asset in excess thereof identified in a Transaction Request) after the delivery of the Transaction Request, the Seller Asset Schedule, the complete Underwriting Package and any supplemental requests (requested orally or in writing) relating to the proposed Eligible Assets, (ii) the proposed Purchase Price, which shall be in a minimum amount of $1,000,000, (iii) the proposed Repurchase Date, (iv) the applicable Class and Type for each Mortgage Asset for which the Seller is requesting the Transaction, and (v) additional terms or conditions not inconsistent with this Agreement. The Purchaser shall have, (1) in the case of Non-Wachovia Assets, ten (10) Business Days (in the case of each individual Eligible Asset identified in a Transaction Request plus ten (10) additional Business Days for each additional Eligible Asset in excess thereof identified in a Transaction Request), and, (2) in the case of Wachovia Assets, five (5) Business Days (in the case of each individual Eligible Asset identified in a Transaction Request plus five (5) additional Business Days for each additional Eligible Asset in excess thereof identified in a Transaction Request) from the receipt thereof to review the Transaction Request, the Seller Asset Schedule, the Underwriting Package and any supplemental requests (requested orally or in writing) relating to the proposed Eligible Assets.

         (b) The Purchaser shall notify the Seller in writing of the Purchaser's tentative approval (and the proposed Purchase Price for each Eligible Asset) or final disapproval of each proposed Eligible Asset within, (i) in the case of Non-Wachovia Assets, ten (10) Business Days (in the case of each individual Eligible Asset identified in a Transaction Request plus ten (10) additional Business Days for each additional Eligible Asset in excess thereof identified in a Transaction Request) and, (ii) in the case of Wachovia Assets, five (5) Business Days (in the case of each individual Eligible Asset identified in a Transaction Request plus five (5) additional Business Days for each additional Eligible Asset in excess thereof identified in a Transaction Request) after its receipt of the Transaction Request, the Seller Asset Schedule, the complete Underwriting Package and any supplemental requests (requested orally or in writing) relating to such proposed Eligible Asset. Unless the Purchaser notifies the Seller in writing of the Purchaser's approval of such proposed Eligible Asset within the applicable period, the Purchaser shall be deemed not to have approved such proposed Eligible Asset.

         (c) Provided that the Purchaser has tentatively agreed to purchase the Eligible Assets described in the Transaction Request and the proposed Purchase Price is acceptable to the Seller, the Seller shall forward to the Purchaser, via Electronic Transmission, at least two (2) Business Days prior to the requested Purchase Date an executed confirmation of each Transaction, substantially in the form of Exhibit II attached hereto (a "Confirmation"). The Confirmation shall specify any additional terms or conditions of the Transaction not inconsistent with this

Agreement. The Confirmation shall be irrevocable and shall be deemed to be a certification by the Seller that all conditions precedent to such Transaction set forth in Article III have been satisfied (except the Purchaser's consent). Unless otherwise agreed in writing, upon receipt of the Confirmation, the Purchaser may, in its sole and absolute discretion, agree to enter into the requested Transaction with respect to an Eligible Asset, and such agreement shall be evidenced by the Purchaser's signature on the Confirmation. Any Confirmation executed by the Purchaser shall be deemed to have been received by the Seller on the date actually received by the Seller.

         (d) Upon receipt of the Confirmation executed by the Purchaser,
(i) the Seller shall release or cause to be released to the Custodian in accordance with the Custodial Agreement (1) in the case of a Non-Table Funded Purchased Asset, no later than 11:00 a.m. two (2) Business Days prior to the requested Purchase Date, and, (2) in the case of a Table Funded Purchased Asset, no later than 1:00 p.m. three (3) Business Days following the applicable Purchase Date, the Mortgage Asset File pertaining to each Eligible Asset to be purchased by the Purchaser, and (ii) the Seller shall deliver to the Custodian, in connection with the applicable delivery under clause (i) above, a Custodial Identification Certificate and a Mortgage Asset File Checklist required under
Section 3.2 of the Custodial Agreement. With respect to Preferred Equity Interests, the Seller shall also deliver, before the time required for delivery of a Trust Receipt, all documents required by the Purchaser pursuant to the second to the last sentence of Section 3.2(a) of the Custodial Agreement.

         (e) Except as set forth in Section 2.3, each Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between the Purchaser and the Seller with respect to the Transaction to which the Confirmation relates, and the Seller's acceptance of the related proceeds shall constitute the Seller's agreement to the terms of such Confirmation. It is the intention of the parties that each Confirmation shall not be separate from this Agreement but shall be made a part of this Agreement.

         (f) Subject to the terms and conditions of this Agreement, during the term of this Agreement, the Seller may sell to the Purchaser, repurchase from the Purchaser and resell to the Purchaser Eligible Assets hereunder.

         (g) In no event shall a Transaction be entered into when any Unmatured Termination Event or Termination Event has occurred and is continuing or when the Repurchase Date for such Transaction would be later than the Facility Maturity Date.

         (h) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Purchaser and the Seller by 11:00 a.m. on the Purchase Date for each Non-Table Funded Purchased Asset a Trust Receipt (along with a completed Mortgage Asset File Checklist attached thereto) and an Asset Schedule and Exception Report with respect to the Eligible Assets that the Seller has requested Purchaser purchase on such Purchase Date. With respect to each Table Funded Purchased Asset, the Seller shall cause the Bailee to deliver to the Custodian with a copy to the Purchaser no later than 10:00 a.m. on the Purchase Date by facsimile the related Basic Mortgage Asset Documents, the insured closing letter (if any), the escrow instructions (if any), a fully executed Bailee Agreement, a Bailee's Trust Receipt issued by the Bailee thereunder and such other evidence satisfactory to the Purchaser in its discretion that all documents necessary to effect a transfer of the Purchased Assets to the Purchaser have been delivered to Bailee. With respect to each Table Funded Purchased Asset, the Custodian shall deliver to the Purchaser a Table Funded Trust Receipt no later than 1:00 p.m. on the Purchase Date, which documents shall be acceptable to the Purchaser in its sole discretion. In the case of a Table Funded Purchased Asset, on the second (2nd) Business Day following the Custodian's receipt of the related Mortgage Loan Documents comprising the Mortgage Asset File, the Custodian shall deliver to the Purchaser a Trust Receipt (along with a completed Mortgage Asset File Checklist attached thereto) certifying its receipt of the documents required to be delivered pursuant to the Custodial Agreement, together with an Asset Schedule and Exception Report relating to the Basic Mortgage Asset Documents, with any Exceptions identified by the Custodian as of the date and time of delivery of such Asset Schedule and Exception Report. The Custodian shall deliver to the Purchaser an Asset Schedule and Exception Report relating to all of the Mortgage Loan Documents within five (5) Business Days of its receipt of the Mortgage Asset Files. Subject to the provisions of this Article II and Article V of the Custodial Agreement, the Purchase Price for each Eligible Asset will be made available to the Seller in accordance with Subsection 2.2(i).

         (i) On each Purchase Date, the Purchaser shall, upon satisfaction of the applicable conditions set forth in this Section 2.2 and Article III, make available to the Seller in same day funds to the Operating Account an amount equal to the least of (i) the Purchase Price for such Transaction(s), (ii) an amount equal to the Availability on such Purchase Date, or (iii) the Maximum Amount.

         (j) In the case of individual Transactions terminable upon demand
(if any), such demand shall be made by the Purchaser or the Seller no later than such time as is customary in accordance with market practice, by telephone or otherwise, on or prior to the Business Day on which such termination will be effective. The Seller shall repurchase the Purchased Assets by no later than 3:00 p.m. on the Repurchase Date. On a Repurchase Date, termination of a Transaction will be effected by transfer to the Seller or its designee of the Purchased Assets after the Purchaser receives the Repurchase Price for the Purchased Asset. In connection with the termination of a Transaction, any Income in respect of any Purchased Assets received by the Purchaser and not previously credited or transferred to, or applied to the obligations of, the Seller pursuant to Section 2.8 shall be netted against the Repurchase Price by the Purchaser. To the extent a net amount is owed to one party, the other party shall pay such amount to such party.

         (k) Notwithstanding anything contained in this Agreement or any Repurchase Document to the contrary, in no event may the Seller sell or the Purchaser purchase a Wachovia Asset if less than thirty (30) Business Days have elapsed since the Seller acquired such asset from Wachovia or its Affiliates (direct or indirect).

         (l) Notwithstanding anything contained in this Agreement to the contrary, in the event the Purchaser acquires (whether simultaneously or on separate occasions) from the Seller the senior and junior positions with respect to certain Commercial Real Estate and the Purchased Asset(s) that are senior in priority have been repurchased by the Seller or repaid or prepaid by the related Borrower, (i) the Asset Value of the junior-most Purchased Asset(s) shall be reduced to zero (0) and (ii) the Purchaser shall not release or reassign the Purchased Asset(s) (including any Income related thereto) that are senior in priority to the junior-most Purchased Asset(s) that the Purchaser continues to own (regardless of whether the outstanding Purchase Price and related amounts due have been paid in full) until the junior-most Purchased Asset(s) is repurchased and the outstanding Purchase Price, any accrued and unpaid Price Differential, any related Breakage Costs and any Bridge Loan Release Fee is paid in full; provided, however, if (A) the senior Purchased Asset(s) is repaid or prepaid by the related Borrower, (B) the Purchaser has reevaluated the remaining junior-most Purchased Asset(s), including, without limitation, a reassessment and possible redetermination of the Asset Value of such Purchased Asset, and, based on the reevaluation, the Purchaser is satisfied in its sole and absolute discretion with continuing to hold the junior-most Purchased Asset(s) as is or upon certain specified conditions, including, without limitation, assigning a new Asset Value to such asset, which approval shall be in writing to be effective, and (c) there are no Termination Events, Unmatured Termination Events or Margin Deficits outstanding (each to be evidenced by a Compliance Certificate), then the Purchaser will consent in writing to and effect the release of the senior Purchased Asset(s).

         (m) For the avoidance of doubt, all terms contained in this Agreement apply to the Purchased Assets that the Purchaser has already purchased as of the date of this Agreement and those Purchased Assets purchased after the date hereof; provided, however, the changes to Asset Value and Pricing Spread contained herein shall not take effect for existing Purchased Assets until the Payment Date following the Amendment Closing Date.

         SECTION 2.3       REDUCTION OF MAXIMUM AMOUNT; OPTIONAL REPURCHASES.

         (a) Prior to the Facility Maturity Date (as it may be extended from time to time in accordance with Section 2.4), the Seller shall have the right on an annual basis, upon at least two (2) Business Days' prior written notice to the Purchaser, to terminate in whole or reduce in part the portion of the Maximum Amount that exceeds the sum of the aggregate Purchase Price for all Transactions outstanding, accrued Price Differential and Breakage Costs; provided, however, that each partial reduction of the Maximum Amount shall be in an aggregate amount equal to $1,000,000 or an integral multiple thereof. Each notice of reduction or termination pursuant to this Subsection 2.3(a) shall be irrevocable.

         (b) Subject to the requirements of Subsection 2.2(l), the Seller may repurchase Purchased Assets or pay a portion of the Purchase Price outstanding without penalty or premium (but subject to Subsections 2.5(b) and 2.15(d)) on any date. If the Seller intends to make such a repurchase or payment, the Seller shall give two (2) Business Days' prior written notice thereof to the Purchaser, designating the Purchased Assets to be repurchased or to which such payment is to be applied. If such notice is given, on receipt of the Repurchase Price (or portion thereof) for the Purchased Assets specified in such notice, such amount shall be applied to the Purchase Price for the designated Purchased Assets. The amount of the Purchase Price of the Purchased Assets thus repurchased shall be available for subsequent Transactions subject to the terms of this Agreement.

         SECTION 2.4       EXTENSION OF FACILITY MATURITY DATE.

         At the written request of the Seller delivered to the Purchaser no earlier than sixty (60) days and no later than forty-five (45) days prior to the Facility Maturity Date, the Purchaser may in its sole discretion grant one extension of the Facility Maturity Date for a period not to exceed one (1) year by giving written notice of such extension and the final Facility Maturity Date (the "Final Maturity Date") to the Seller no later than fifteen (15) days before the expiration of the Facility Maturity Date. Any failure by the Purchaser to deliver such notice of extension shall be deemed to be the Purchaser's determination not to extend the original Facility Maturity Date. An extension of the Facility Maturity Date is subject to the following requirements: (i) no Unmatured Termination Event or Termination Event shall have occurred and be continuing on the date of the request to extend or thereafter to and including the original Facility Maturity Date, (ii) the Seller shall pay to the Purchaser an extension fee ("Extension Fee"), payable in quarterly installments over the term of the extension commencing with the original Facility Termination Date (or, if such day is not a Business Day, the next Business Day) and on the twenty-third (23rd) day (or, if such day is not a Business Day, the next Business Day) (the "Extension Fee Payment Date") of every third (3rd) month thereafter, calculated as the sum of the products of (A) 1/8%, and (B) the Purchase Price outstanding on the Extension Fee Payment Date; provided, however, if the Facility Maturity Date is extended for less than a one
(1) year period, the Extension Fee will be calculated in the same manner except that the period of time over and the dates on which the Extension Fee is payable shall be adjusted accordingly, (iii) no additional Transactions shall be permitted to be entered into after the original Facility Maturity Date, (iv) the Seller must amortize and pay to the Purchaser the aggregate Repurchase Price for all Transactions then outstanding in equal quarterly installments over the term of the extension commencing with the first (1st) Payment Date after the original Facility Maturity Date and on the Payment Date for each quarter thereafter, and,
(v) not later than the Final Maturity Date, the Seller shall pay to Purchaser an amount equal to the aggregate Repurchase Price then outstanding, together with the other Aggregate Unpaids and any other amounts then owing to the Purchaser by the Seller pursuant to this Agreement or any other Repurchase Document. The Seller confirms that the Purchaser, in its sole and absolute discretion, without regard to the value or performance of the Purchased Assets or any other factor, may elect not to extend the Facility Maturity Date. The procedures for extension of the Bridge Loan Tranche Expiration Date are set forth in Subsection 2.15(b).

         SECTION 2.5       PAYMENT OF PRICE DIFFERENTIAL.

         (a) Notwithstanding that the Purchaser and the Seller intend that the Transactions hereunder be sales to the Purchaser of the Purchased Assets, the Seller shall pay to the Purchaser the accreted value of the Price Differential of each Transaction (each such payment, a "Periodic Advance Repurchase Payment") on each Payment Date. The Purchaser shall deliver to the Seller, via Electronic Transmission, notice of the required Periodic Advance Repurchase Payment (along with the calculation of the Unused Fee, if any, and other amounts owed and to be paid under Section 2.8) on or prior to the second
(2nd) Business Day preceding each Payment Date. If the Seller fails to make all or part of the Periodic Advance Repurchase Payment and the other amounts due by 3:00 p.m. on the Payment Date, the Seller shall be obligated to pay to the Purchaser (in addition to, and together with, the Periodic Advance Repurchase Payment and the other amounts due) interest on the unpaid amounts at a rate per annum equal to the Post-Default Rate (the "Late Payment Fee") until the unpaid amounts are received in full by the Purchaser. If the Periodic Advance Repurchase Payment includes any estimated Price Differential, the Purchaser shall recalculate such Price Differential after the Payment Date and, if necessary,


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

make adjustments to the Periodic Advance Repurchase Payment amount due on the following Payment Date.

         (b) If the Seller repurchases Purchased Assets on any day prior to the last day of the Eurodollar Period or if the Seller repurchases Purchased Assets on any day that is not a Repurchase Date for such Purchased Assets, the Seller shall indemnify the Purchaser and hold the Purchaser harmless from any losses, costs and/or expenses that the Purchaser may sustain or incur arising from the reemployment of funds obtained by the Purchaser hereunder or from fees payable to terminate the deposits from which such funds were obtained ("Breakage Costs"), in each case for the remainder of the Eurodollar Period. The Purchaser shall deliver to the Seller a statement setting forth the amount and basis of determination of any Breakage Costs in such detail as determined in good faith by the Purchaser to be adequate, it being agreed that such statement and the method of its calculation shall be conclusive and binding upon the Seller absent manifest error. This Subsection 2.5(b) shall survive termination of this Agreement and the repurchase of all Purchased Assets subject to Transactions hereunder.

         SECTION 2.6       REQUEST FOR ADDITIONAL TRANSACTION FOR EXCESS MARGIN.

         (a) If, at any time during the Facility Period, the Margin Base exceeds the aggregate Purchase Price of all Transactions then outstanding, so long as no Unmatured Termination Event or Termination Event has occurred and is continuing, the Seller may request an additional Transaction for Excess Margin by delivering to the Purchaser, via Electronic Transmission, at least two (2) Business Days prior to the requested Purchase Date, an executed Request for Additional Transaction for Excess Margin in the form of Exhibit IX attached hereto ("Request for Additional Transaction for Excess Margin"); provided, however, that the Purchase Price of the outstanding Transactions and the Purchase Price set forth in the proposed Request for Additional Transaction for Excess Margin shall not exceed the Maximum Amount. The Request for Additional Transaction for Excess Margin shall, among other things, (A) specify (i) the amount of the additional Purchase Price to be paid by Purchaser in respect of the outstanding Transactions, (ii) the requested Purchase Date, (iii) the Excess Margin with respect to all outstanding Transactions before giving effect to the requested Transaction, (iv) the remaining Excess Margin after giving effect to the requested Transaction, (v) the aggregate Purchase Price of all Transactions outstanding after giving effect to the requested Transaction, and (vi) the Request for Additional Transaction for Excess Margin equals or exceeds $1,000,000, and (B) include a certification that, (x) upon the consummation of the additional Transaction, the Margin Base will be equal to or greater than the aggregate Purchase Price of all outstanding Transactions, and (y) all conditions precedent to such Transaction set forth in Articles II and III have been satisfied. Each Request for Additional Transaction for Excess Margin shall be irrevocable. For the purposes of this Section 2.6, "Excess Margin" shall be the excess of the Margin Base over the aggregate Purchase Price of all outstanding Transactions as of the date of such determination.

         (b) Upon confirming that the Request for Additional Transaction for Excess Margin correctly reflects the information set forth in Subsection 2.6(a) and that, after giving effect to the requested Transaction, the amount of the Margin Base would be equal to or greater than the aggregate Purchase Price of all outstanding Transactions, within two (2) Business Days the


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

Purchaser shall remit in accordance with Subsection 2.2(i) an amount equal to the lesser of (i) the additional Purchase Price set forth in such Request for Additional Transaction for Excess Margin and (ii) the Availability, and the Purchaser shall send a revised Confirmation with respect to such Purchased Assets. In the event that the Purchaser's assessment of the Margin Base would alter the information set forth in any Request for Additional Transaction for Excess Margin, the Purchaser shall promptly notify the Seller in writing of such assessment.

         (c) The Purchaser shall not be obligated to remit the additional Purchase Price requested pursuant to a Request for Additional Transaction for Excess Margin where the Purchaser reasonably determines the Margin Base as calculated by the Seller (i) is based on erroneous information or would result in a Transaction other than in accordance with the terms of this Agreement, or
(ii) does not reflect the Purchaser's current determination of Market Value as provided in the definition thereof.

         SECTION 2.7       MARGIN ACCOUNT MAINTENANCE.

         (a) If at any time the Purchaser determines (based on such factors as the Purchaser determines to rely on its sole discretion, including but not limited to a credit analysis of the Underlying Mortgaged Properties and the current market conditions for the Mortgage Asset) that the Margin Base is less than the aggregate Purchase Price for all outstanding Transactions (a "Margin Deficit"), then the Purchaser may by notice to the Seller in the form of Exhibit XII (as such notice is more particularly set forth below, a "Margin Deficit Notice") require the Seller to transfer to the Purchaser or its designee (including the Custodian) cash or Eligible Assets so that the aggregate Asset Value of the Purchased Assets will thereupon equal or exceed the aggregate Purchase Price for all outstanding Transactions, provided that, prior to or contemporaneously with the delivery of such Margin Deficit Notice, the Purchaser has informed the Seller of the methodology (in reasonable detail) utilized by the Purchaser to determine such Margin Deficit. Notwithstanding anything to the contrary in this Agreement, the Seller shall transfer such cash or Eligible Assets to the Purchaser's Account no later than twenty-four (24) hours after such Margin Deficit Notice shall be deemed to have been received under Section
13.2. All cash transferred to the Purchaser pursuant to this Section 2.7 shall be deposited in the Purchaser's Account and shall be attributed to such Transaction as the Purchaser shall determine in its sole discretion. Eligible Assets shall be transferred to the Purchaser in the same manner as Eligible Assets are transferred under Section 2.2.

         (b) To the extent any such Margin Deficit is the result of a reduction in the Market Value of any Mortgage Asset, the Seller may dispute the determination of such Market Value by the Purchaser pursuant to the provisions of Section 2.10 of this Agreement, provided that no such dispute shall relieve, waive or delay the Seller's obligation to timely satisfy the Margin Deficit in accordance with this Section 2.7. The failure of the Seller to satisfy the Margin Deficit on a timely basis shall constitute a Termination Event and the Seller shall be precluded from disputing the Margin Base determined by the Purchaser. If (i) the Seller satisfies the Margin Deficit on a timely basis,
(ii) the Seller timely satisfies the provisions set forth in Section 2.10 of this Agreement with respect to a dispute of the determination of the Market Value of any Purchased Asset, and, (iii) pursuant to the terms of such Section 2.10, a revised Market Value for such Mortgage Asset is determined that (if used in lieu of the Market Value used by the Purchaser in determining the Margin Base) would have resulted in a reduction of the Margin Deficit paid by the Seller, then the Purchaser shall promptly remit the difference to the Seller without any interest or other amounts due thereon.

         (c) The Purchaser's election, in its sole and absolute discretion, not to deliver a Margin Deficit Notice at any time there is a Margin Deficit shall not in any way limit or impair its right to deliver a Margin Deficit Notice at any time a Margin Deficit exists.

         SECTION 2.8  INCOME PAYMENTS.

         The Purchaser shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Purchased Items, which amount shall be deposited by the Seller and any Servicer or PSA Servicer under a Pooling and Servicing Agreement into the Collection Account. The Seller hereby agrees to instruct each applicable Servicer to transfer within two (2) Business Days of receipt thereof, and each applicable PSA Servicer under a Pooling and Servicing Agreement to deposit within two (2) Business Days of the date on which such Person is obligated under the applicable Pooling and Servicing Agreement to disburse such funds, all Income with respect to the Purchased Items directly into the Collection Account. On each Payment Date, any amounts on deposit in the Collection Account shall be withdrawn by the Purchaser and shall be applied as follows:

         FIRST, to the payment of all fees, expenses, and other obligations then due to the Purchaser pursuant to this Agreement (including, without limitation, the Unused Fee, the Commitment Fee, the Extension Fee and the Bridge Loan Release Fees), other than the Price Differential and Purchase Price on the Purchased Assets;

         SECOND, to the extent not paid by the Seller, to the payment of fees and expenses owed to the Custodian under the Custodial Agreement or Custodial Fee Letter;

         THIRD, to the payment of accrued and unpaid Price Differential on the Purchased Assets and Late Payment Fees outstanding;

         FOURTH, to the extent not previously paid pursuant to Section 2.3, to pay the Repurchase Price for Purchased Assets then subject to a request to repurchase in accordance with the terms of Section 2.3;

         FIFTH, without limiting the Seller's obligations to cure Margin Deficits in a timely manner in accordance with Section 2.7 and to repurchase certain Purchased Assets as provided in this Article II, to the Purchaser for the payment of, as applicable, any Margin Deficit or Purchase Price outstanding;

         SIXTH, to the extent any Income includes payments or prepayments of principal on the underlying Mortgage Asset (including, without limitation, insurance or condemnation proceeds or recoveries from any foreclosures), such payments shall be applied to reduce the aggregate Purchase Price outstanding for the related Transaction;


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

         SEVENTH, to the payment of Breakage Costs, Indemnified Amounts, Increased Costs, Additional Amounts and all other amounts then due and owing to the Purchaser pursuant to this Agreement and the other Repurchase Documents; and

         EIGHTH, to the Operating Account, for such purposes as the Seller shall determine in its sole discretion.

provided, however, that if a Margin Deficit is outstanding or an Unmatured Termination Event or Termination Event has occurred and is continuing, such amounts shall not be transferred to the Operating Account but shall remain in the Collection Account and applied in reduction of the Aggregate Unpaids.

         Notwithstanding anything to the contrary contained herein, in the event any Borrower Reserve Payments are deposited into the Collection Account, such Borrower Reserve Payments shall, upon written request of the Seller, be promptly transferred from the Collection Account to the Operating Account for the Seller to transfer into the appropriate escrow or reserve accounts.

         SECTION 2.9  PAYMENT, TRANSFER AND CUSTODY.

         (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Seller hereunder shall be paid or deposited in accordance with the terms hereof no later than 3:00 p.m. on the day when due in lawful money of the United States, in immediately available funds and without deduction, set-off or counterclaim to the Purchaser's Account and if not received before such time shall be deemed to be received on the next Business Day. The Seller shall, to the extent permitted by Applicable Law, pay to the Purchaser interest on any amounts not paid when due hereunder or under the Repurchase Documents at the Post Default Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of, and distributed to, the Purchaser. All computations of interest and all computations of the Price Differential and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to the Base Rate which shall be based on a year consisting of 365 or 366 days, as applicable) for the actual number of days (including the first but excluding the last day) elapsed. The Seller acknowledges that it has no rights of withdrawal from the foregoing Purchaser's Account or from the Collection Account.

         (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of the Price Differential or any fee payable hereunder, as the case may be.

         (c) If any Transaction requested by the Seller and approved in writing by the Purchaser, pursuant to Section 2.2, 2.3 or Section 2.6, is not, for any reason, made or effectuated, as the case may be, on the date specified therefor, the Seller shall indemnify the Purchaser against any reasonable loss, cost or expense incurred by the Purchaser including, without limitation, any loss (including loss of anticipated profits, net of anticipated profits, if any, in the reemployment of such funds in the manner determined by the Purchaser in its sole discretion), or reasonable cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Purchaser to fund or maintain such Transaction.

         (d) On the Purchase Date for each Transaction, ownership of the Purchased Assets shall be transferred to the Purchaser or its designee (including the Custodian) against the simultaneous transfer of the Purchase Price to the Seller not later than 3:00 p.m. simultaneously with the delivery to the Custodian of the Purchased Assets relating to each Transaction in accordance with and subject to the provisions of Subsection 2.2(h). The Seller hereby sells, transfers, conveys and assigns to the Purchaser or its designee (including the Custodian) all the right, title and interest of the Seller in and to the Purchased Items together with all right, title and interest in and to the proceeds of any related Purchased Items.

         (e) In connection with such sale, transfer, conveyance and assignment,
(i) in the case of a Non-Table Funded Purchased Asset, on or prior to each Purchase Date, and (ii) in the case of a Table Funded Purchased Asset, on or prior to the date and time specified in Subsection 2.2(d), the Seller shall deliver or cause to be delivered and released to the Purchaser or its designee (including the Custodian) (x) the Custodial Identification Certificate and (y) the documents identified in Section 3.1 of the Custodial Agreement.

         (f) Any Mortgage Asset Files not delivered to the Purchaser or its designee (including the Custodian) are and shall be held in trust by the Seller or its designee for the benefit of the Purchaser as the owner thereof. The Seller or its designee shall maintain a copy of the Mortgage Asset File and the originals of the Mortgage Asset File not delivered to the Purchaser or its designee (including the Custodian). The possession of the Mortgage Asset File by the Seller or its designee is at the will of the Purchaser for the sole purpose of servicing the related Purchased Asset, and such retention and possession by the Seller or its designee is in a custodial capacity only. Each Mortgage Asset File retained or held by the Seller or its designee shall be segregated on the Seller's books and records from the other assets of the Seller or its designee, and the books and records of the Seller or its designee shall be marked appropriately to reflect clearly the sale of the related Purchased Asset to the Purchaser. The Seller or its designee shall release its custody of the Mortgage Asset File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the servicing of the Purchased Assets or is in connection with a repurchase of any Purchased Asset by the Seller.

         SECTION 2.10  DISPUTES REGARDING MARKET VALUE DETERMINATION.

         Subject to Section 2.7, if the Seller has a good faith basis to dispute any determination of the Market Value (or the market value of an Underlying Mortgaged Property for the purposes of determining LTV) by the Purchaser, the Seller may notify the Purchaser of such dispute within three (3) Business Days after any such determination thereof by Purchaser. The Seller may, at its sole cost and expense, (A) if the dispute involves the appraised value of an Underlying Mortgaged Property used by the Purchaser in determining the Market Value or LTV of a Purchased Asset, within forty-five (45) calendar days of the date of the notice to the Purchaser deliver a new FIRREA Appraisal of such Underlying Mortgaged Property, in which case the appraised value set forth in such new FIRREA Appraisal shall be used in lieu of the disputed appraised value in the determining the Market Value or LTV of such Purchased Asset, and, (B) if



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

the dispute involves the price at which a Purchased Asset could readily be sold used by the Purchaser in determining the Market Value of such Purchased Asset, within three (3) Business Days (or, in the case of Mezzanine Loans and Preferred Equity Interests, fifteen (15) calendar days) of the date of the notice to the Purchaser deliver up to three (3) written Alternative Market Price Quotes, in which case the average of the Alternative Market Price Quotes on the one hand and the market price used by the Purchaser on the other shall be used in lieu of the disputed market price in the determination of the Market Value of such Purchased Asset. Notwithstanding anything to the contrary herein, in the event that the Seller fails to timely deliver to the Purchaser any notice of dispute within such three (3) Business Day period or fails to deliver such appraisal within forty-five (45) calendar days or such Alternative Market Price Quotes within such three (3) Business Days (or, in the case of Mezzanine Loans, fifteen
(15) calendar days), respectively, the Purchaser's determination of the Market Value shall be final and conclusive.

         SECTION 2.11  HYPOTHECATION OR PLEDGE OF PURCHASED ASSETS.

         Title to all Purchased Items shall pass to the Purchaser, and the Purchaser shall have free and unrestricted use of all Purchased Assets and Purchased Items. Nothing in this Agreement shall preclude the Purchaser from engaging in repurchase transactions with the Purchased Items or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Purchased Items, all on terms that the Purchaser may determine in its sole discretion. Nothing contained in this Agreement shall obligate the Purchaser to segregate any Purchased Items delivered to the Purchaser by the Seller.

         SECTION 2.12  FEES.

         (a) On or prior to the Amendment Closing Date, the Seller shall pay to the Purchaser the fees agreed to by the Seller and the Purchaser in the Fee Letter.

         (b) To the extent not paid by the Seller under the Fee Letter, the Pricing Differential and the Unused Fee shall be paid to the Purchaser from the Collection Account to the extent funds are available on each Payment Date pursuant to Section 2.8.

         (c) To the extent not paid by the Seller, the Custodian's fees and expenses shall be paid to the Custodian from the Collection Account to the extent funds are available on each Payment Date pursuant to Section 2.8.

         (d) The Seller shall pay to Moore & Van Allen PLLC, as counsel to the Purchaser, on the Amendment Closing Date, its reasonable estimated fees and out-of-pocket expenses in immediately available funds and shall pay all additional reasonable fees and out-of-pocket expenses of Moore & Van Allen PLLC within ten (10) days after receiving an invoice for such amounts.

         SECTION 2.13  INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY.

         (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (ii) the compliance by the Purchaser with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) shall (a) subject the Purchaser to any Tax (except for Taxes on the overall net income of the Purchaser), duty or other charge with respect to any ownership interest in the Purchased Items, or any right to enter into Transactions hereunder, or on any payment made hereunder, (b) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of the Price Differential), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, the Purchaser or (c) impose any other condition affecting the ownership interest in the Purchased Items conveyed to the Purchaser hereunder or the Purchaser's rights hereunder, the result of which is to increase the cost to the Purchaser or to reduce the amount of any sum received or receivable by the Purchaser under this Agreement, then within ten
(10) days after demand by the Purchaser (which demand shall be accompanied by a statement setting forth the basis for such demand), the Seller shall pay directly to the Purchaser such additional amount or amounts as will compensate the Purchaser for such additional or increased cost incurred or such reduction suffered.

         (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or
(ii) compliance by the Purchaser with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including, without limitation, compliance by the Purchaser with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of the Purchaser as a consequence of its obligations hereunder or arising in connection herewith to a level below that which the Purchaser could have achieved but for such introduction, change or compliance (taking into consideration the policies of the Purchaser with respect to capital adequacy) by an amount deemed by the Purchaser to be material, then from time to time, within ten (10) days after demand by the Purchaser (which demand shall be accompanied by a statement setting forth the basis for such demand), the Seller shall pay directly to the Purchaser such additional amount or amounts as will compensate the Purchaser for such reduction. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute an adaptation, change, request or directive subject to this Subsection 2.13(b).

         (c) If as a result of any event or circumstance similar to those described in clause (a) or (b) of this Section 2.13, the Purchaser is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to the Purchaser in connection with this Agreement or the funding or maintenance of Purchased Items hereunder, then within ten (10) days after demand by the Purchaser, the Seller shall pay to the Purchaser such additional amount or amounts as may be necessary to reimburse the Purchaser for any amounts payable or paid by it.

         (d) In determining any amount provided for in this Section 2.13, the Purchaser may use any reasonable averaging and attribution methods. The Purchaser making a claim under this Section 2.13 shall submit to the Seller a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent demonstrable error.

         (e) If the Purchaser shall notify the Purchaser that a Eurodollar Disruption Event as described in clause (a) of the definition of "Eurodollar Disruption Event" has occurred, the Purchaser shall in turn so notify the Seller, whereupon all Transactions in respect of which the Price Differential accrues at the Adjusted Eurodollar Rate shall immediately be converted into Transactions in respect of which the Price Differential accrues at the Base Rate.

         (f) If, as a result of any event or circumstance described in clause
(a), (b) or (c) of this Section 2.13, the Seller is required to make payments to the Purchaser, the Seller shall have the right to elect, by written notice to the Purchaser, to convert the Rate at which the Price Differential accrues from the Eurodollar Rate to the Base Rate.

         SECTION 2.14  TAXES.

         (a) All payments made by a Borrower in respect of a Purchased Item and all payments made by the Seller under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes. If any Taxes are required to be withheld from any amounts payable to the Purchaser, then the amount payable to such Person will be increased (such increase, the "Additional Amount") such that every net payment made under this Agreement after withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to net income or franchise taxes imposed on the Purchaser, with respect to payments required to be made by the Seller under this Agreement, by a taxing jurisdiction in which the Purchaser is organized, conducts business or is paying taxes (as the case may be).

         (b) The Seller will indemnify the Purchaser for the full amount of Taxes payable by such Person in respect of Additional Amounts and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. All payments in respect of this indemnification shall be made within ten (10) days from the date a written invoice therefor is delivered to the Seller.

         (c) Within thirty (30) days after the date of any payment by the Seller of any Taxes, the Seller will furnish to the Purchaser, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

         (d) If the Purchaser is created or organized under the laws of the United States or a political subdivision thereof, the Purchaser shall deliver to the Seller, within fifteen (15) days after the date hereof, two (or such other number as may from time to time be prescribed by

Applicable Laws) duly completed copies of IRS Form W-9 (or any successor forms of other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Laws). If the Purchase is not created or organized under the laws of the United States or a political subdivision thereof, the Purchaser shall deliver to the Seller, (i) within fifteen (15) days after the date hereof, two (or such other number as may from time to time be prescribed by Applicable Laws) duly completed copies of IRS Form W-8BEN or Form W-8ECI (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Laws), as appropriate, to permit the Seller to make payments hereunder for the account of the Purchaser without deduction or withholding of United States federal income or similar Taxes, and (ii) upon the obsolescence of, or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Subsection 2.14(d), copies (in such numbers as may from time to time be prescribed by Applicable Laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under Applicable Laws or regulations to permit the Seller to make payments hereunder for the account of the Purchaser without deduction or withholding of United States federal income or similar Taxes.

         (e) Without prejudice to the survival of any other agreement of the Seller hereunder, the agreements and obligations of the Seller contained in
Section 2.13 and this Section 2.14 shall survive the termination of this Agreement.

         SECTION 2.15  BRIDGE LOANS AND PREFERRED EQUITY INTERESTS.

         (a) The Bridge Loans (including all related Purchased Assets that the Purchaser acquired from the Seller in connection therewith) shall be repurchased by the Seller on or before the earlier of (x) three hundred sixty (360) days from the applicable Purchase Date and (y) the Bridge Loan Tranche Expiration Date (or the Final Bridge Loan Tranche Expiration Date if such Bridge Loan Tranche Expiration Date is extended in accordance with Subsection 2.15(b)).

         (b) At the written request of the Seller delivered to the Purchaser no earlier than one hundred twenty (120) days and no later than forty-five (45) days prior to the Bridge Loan Tranche Expiration Date, the Purchaser may in its sole and absolute discretion grant one extension of the Bridge Loan Tranche Expiration Date, for a period not to exceed the earlier of (x) three hundred sixty four (364) days and (y) the original Facility Maturity Date, by giving written notice of such extension (if any) and, as applicable, the final Bridge Loan Tranche Expiration Date (the "Final Bridge Loan Tranche Expiration Date") to the Seller no later than fifteen (15) days before the expiration of the Bridge Loan Tranche Expiration Date. Any failure by the Purchaser to deliver such notice of extension shall be deemed to be the Purchaser's determination not to extend the original Bridge Loan Tranche Expiration Date. Notwithstanding the above, the Purchaser will give the Seller a non-binding verbal indication of whether it will extend the Bridge Loan Tranche Expiration Date within thirty
(30) days of the date the Purchaser receives written notice of the request to extend. An extension of the Bridge Loan Tranche Expiration Date is subject to the condition that no Unmatured Termination Event or Termination Event shall have occurred and be continuing on the date of the request to extend or thereafter to and including the original Bridge Loan Tranche Expiration Date. The Seller confirms that the Purchaser, in its sole and absolute discretion, without regard to the value or performance of the

Purchased Assets or any other factor, may elect not to extend the Bridge Loan Tranche Expiration Date.

         (c) Notwithstanding anything contained in this Agreement to the contrary, not more than $100,000,000 of the Maximum Amount may be used for the purchase of Bridge Loans. To the extent the aggregate Purchase Price outstanding for all Transactions that do not involve Bridge Loans exceeds $250,000,000, and provided the Bridge Loan Tranche Expiration Date has not occurred (or the Final Bridge Loan Tranche Expiration Date if such Bridge Loan Tranche Expiration Date is extended in accordance with Subsection 2.15(b)), the Seller may use the Availability to purchase Eligible Assets that are not Bridge Loans provided the Seller satisfies all other requirements of this Agreement, including, without limitation, the satisfaction of the applicable Sub-Limits; provided, however, if any non-Bridge Loan Purchased Assets are acquired using the Bridge Loan Tranche, (i) the Seller, when it repurchases Bridge Loans (if any) on or before the Bridge Loan Tranche Expiration Date (or Final Bridge Loan Tranche Expiration Date if such date is extended in accordance with Subsection 2.15(b)), must also repurchase non-Bridge Loan Purchased Assets so that the outstanding Repurchase Price on such Bridge Loan Tranche Expiration Date or Final Bridge Loan Tranche Expiration Date, as applicable, is at or below the then Maximum Amount of $250,000,000, and (ii) the Purchaser shall have the right to determine in its sole and absolute discretion which non-Bridge Loan Purchased Assets shall be repurchased by the Seller under clause (i).

         (d) The repurchase of a Bridge Loan shall require the payment of the Bridge Loan Release Fee in addition to the Repurchase Price then outstanding for the Bridge Loan, the related accrued and unpaid Price Differential and any related Breakage Costs.

         (e) The Preferred Equity Interests shall be repurchased by the Seller on or before the date that is three hundred sixty (360) days from the applicable Purchase Date by the payment to the Purchaser of the Repurchase Price then outstanding for the Preferred Equity Interest, the related accrued and unpaid Price Differential and any related Breakage Costs.


                                   ARTICLE III

                           CONDITIONS TO TRANSACTIONS

         SECTION 3.1  CONDITIONS TO CLOSING AND INITIAL PURCHASE.

         The Purchaser shall not be obligated to enter into any Transaction hereunder nor shall the Purchaser be obligated to take, fulfill or perform any other action hereunder until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, the Purchaser:

         (a) Each Repurchase Document shall have been duly executed by, and delivered to, the parties thereto, and the Purchaser shall have received such other documents, instruments, agreements and legal opinions as the Purchaser shall reasonably request in connection with the Transactions contemplated by this Agreement, each in form and substance satisfactory to the Purchaser;

         (b) The Purchaser shall have received (i) satisfactory evidence that the Seller and the Guarantor have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Repurchase Documents to which each is a party and the consummation of the transactions contemplated hereby or thereby or (ii) an Officer's Certificate from each of the Seller and the Guarantor in form and substance reasonably satisfactory to the Purchaser affirming that no such consents or approvals are required; it being understood that the acceptance of such evidence or Officer's Certificate shall in no way limit the recourse of the Purchaser against the Seller or the Guarantor for a breach of the Seller's or the Guarantor's representation or warranty that all such consents and approvals have, in fact, been obtained;

         (c) The Seller, the Guarantor and the Pledgor shall each be in compliance in all material respects with all Applicable Laws and Contractual Obligations and shall have delivered to the Purchaser as to this and other closing matters certification in the form of Exhibit I-1, I-2 and I-3, respectively;

         (d) [RESERVED];

         (e) The Seller and the Pledgor shall have delivered to the Purchaser a perfection certificate in the form of Exhibit VI-1 and VI-2, respectively;

         (f) Any and all consents and waivers applicable to the Seller, the Guarantor or to the Purchased Items shall have been obtained;

         (g) Amendments to the UCC Financing Statements described in Subsection 4.1(n)(v) shall have been filed in the appropriate filing offices;

         (h) The Purchaser shall be in receipt of such Opinions of Counsel from the counsel to the Seller, the Guarantor and the Custodian as the Purchaser may require, each in form and substance satisfactory to the Purchaser in its sole discretion, including, without limitation, corporate opinions and perfection opinions (filing and possession);

         (i) The Purchaser shall be in receipt of a good standing certificate and certified copies of the amendments to Governing Documents since the Original Closing Date and applicable resolutions of the Seller, the Guarantor and the Custodian evidencing the corporate or other authority for the Seller, the Guarantor and the Custodian with respect to the execution, delivery and performance of the Repurchase Documents and each of the other documents to be delivered by the Seller, the Guarantor and the Custodian from time to time in connection herewith;

         (j) The Purchaser shall be in receipt of the Servicing Agreements (including a Servicing Agreement for the Preferred Equity Interest or an addendum to the existing Servicing Agreement providing for the servicing of the Preferred Equity Interests), the Pooling and Servicing Agreements (if any) and Purchase Agreements, certified as true, correct and complete copies of the originals, together with the Servicer Notices, fully executed by the Seller and Servicer;

         (k) The Purchaser shall be in receipt of a Certified copy of each Pooling and Servicing Agreement in effect for any Eligible Asset;

         (l) The Purchaser shall have received payment from the Seller of the fees payable under the Fee Letter and the amount of actual costs and expenses, including, without limitation, the fees and expenses of counsel to the Purchaser as contemplated by Section 13.9, incurred by the Purchaser in connection with the development, preparation and execution of this Agreement, the other Repurchase Documents and any other documents prepared in connection herewith or therewith;

         (m) The Purchaser is in receipt of pro-forma Financial Covenant calculations from ART;

         (n) [RESERVED];

         (o) An amended and restated Confirmation conforming to the terms of this Agreement for the Prime and 260 Madison Purchased Assets;

         (p) The Purchaser shall have completed to its satisfaction such due diligence as it may require in its sole and absolute discretion; and

         (q) The Purchaser shall have received all such other and further documents, certifications, reports, approvals and legal opinions as the Purchaser may reasonably require.

         SECTION 3.2  CONDITIONS PRECEDENT TO ALL TRANSACTIONS.

         The Purchaser's agreement to enter into each Transaction (including the initial Transaction) is subject to the satisfaction of the following further conditions precedent, both immediately prior to entering into such Transaction and also after giving effect to the consummation thereof and the intended use of the proceeds of the sale:

         (a) no Applicable Law shall prohibit or render it unlawful, and no order, judgment or decree of Governmental Authority shall prohibit, enjoin or render it unlawful, to enter into such Transaction by the Purchaser in accordance with the provisions hereof or any other transaction contemplated herein;

         (b) the Seller, the Guarantor, the Pledgor and each Servicer and PSA Servicer shall have delivered to the Purchaser all reports and other information required to be delivered as of the date of such Transaction;

         (c) the Seller shall have delivered a Confirmation, via Electronic Transmission, in accordance with the procedures set forth in Section 2.2, and the Purchaser shall have determined that the Mortgage Asset described in such Confirmation is an Eligible Asset, shall have approved in writing the purchase of the Mortgage Asset to be included in such Transaction in its sole and absolute discretion and shall have obtained all necessary internal credit and other approvals for such Transaction;

         (d) no Unmatured Termination Event or Termination Event shall have occurred and be continuing and no Margin Deficits are outstanding;

         (e) the Purchaser shall have received a Compliance Certificate in the form of Exhibit X attached hereto ("Compliance Certificate") from a Responsible Officer of the Seller and Guarantor that, among other things: (i) shows in detail the calculations demonstrating that, after giving effect to the requested Transaction, the aggregate Purchase Price of the Transactions outstanding shall not exceed the Maximum Amount, (ii) the Seller and the Guarantor have observed or performed all of their covenants and other agreements, and satisfied every condition, contained in this Agreement, the Repurchase Documents and the related documents to be observed, performed or satisfied by them, and that such Responsible Officer has obtained no knowledge of any Unmatured Termination Event or Termination Event except as specified in such certificate, (iii) states that all representations and warranties contained in this Agreement are true and correct on and as of such day as though made on and as of such day and shall be deemed to be made on such day, (iv) ART is in compliance with the Financial Covenants, and (v) discloses the status of each Interest Rate Protection Agreements described under clause (ii) of the definition thereof;

         (f) after giving effect to the requested Transaction, the aggregate outstanding Purchase Price of the Transactions outstanding shall not exceed the Asset Value of all the Purchased Assets subject to outstanding Transactions or the Maximum Amount;

         (g) subject to the Purchaser's right to perform one or more Due Diligence Reviews pursuant to Section 13.21, the Purchaser shall have completed in accordance with Section 2.2 its due diligence review of the Mortgage Asset File and the Underwriting Package for each Purchased Asset and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Mortgage Asset as the Purchaser in its sole discretion deems appropriate to review and such review shall be satisfactory to the Purchaser in its sole discretion;

         (h) with respect to any Eligible Asset to be purchased hereunder on the related Purchase Date that is not serviced by the Seller, the Seller shall have provided to the Purchaser copies of the related Servicing Agreements and the Pooling and Servicing Agreements, certified as true, correct and complete copies of the originals, together with Servicer Notices fully executed by the Seller and the Servicer;

         (i) the Purchaser shall have received all fees and expenses of the Purchaser and counsel to the Purchaser as contemplated by Section 13.9 and the Fee Letter and, to the extent the Seller is required hereunder to reimburse the Purchaser for such amounts the Purchaser shall have received the reasonable costs and expenses incurred by them in connection with the entering into of any Transaction hereunder, including, without limitation, costs associated with due diligence recording or other administrative expenses necessary or incidental to the execution of any Transaction hereunder, which amounts, at the Purchaser's option, may be withheld from the sale proceeds of any Transaction hereunder;

         (j) none of the following shall have occurred and/or be continuing:

                  (i) an event or events shall have occurred in the good faith determination of the Purchaser resulting in the effective absence of a "repo market" or related "lending market" for purchasing (subject to repurchase) or financing debt obligations secured by commercial mortgage loans or securities, or an event or events shall have occurred resulting in the Purchaser not being able to finance Mortgage Assets through the "repo market" or "lending market" with traditional counterparties at rates that would have been reasonable prior to the occurrence of such event or events;

                  (ii) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by Mortgage Assets, or an event or events shall have occurred resulting in the Purchaser not being able to sell securities backed by Mortgage Assets at prices that would have been reasonable prior to such event or events; or

                  (iii) there shall have occurred a material adverse change in the financial condition of the Purchaser that affects (or can reasonably be expected to affect) materially and adversely the ability of the Purchaser to fund its obligations under this Agreement.

         (k) for each Non-Table Funded Purchased Asset, the Purchaser shall have received from the Custodian on each Purchase Date a Trust Receipt (along with a completed Mortgage Asset File Checklist attached thereto) and an Asset Schedule and Exception Report with respect to each Eligible Asset, each dated the Purchase Date, duly completed and, in the case of the Asset Schedule and Exception Report, with exceptions acceptable to the Purchaser in its sole discretion in respect of Eligible Assets to be purchased hereunder on such Business Day. In the case of a Table Funded Purchased Asset, the Purchaser shall have received on the related Purchase Date the Table Funded Trust Receipt and all other items described in the second (2nd) sentence of Subsection 2.2(h), each in form and substance satisfactory to the Purchaser in its sole discretion, provided that the Purchaser subsequently receives the items described in Subsections 2.2(d) and (h) and the other delivery requirements under the Custodial Agreement on or before the date and time specified herein and therein, which items shall be in form and substance satisfactory to the Purchaser in its sole discretion;

         (l) the Purchaser shall have received from the Seller a Warehouse Lender's Release Letter substantially in the form of Exhibit VII-B hereto (or such other form acceptable to the Purchaser) ("Warehouse Lender's Release Letter"), if applicable, or a Seller's Release Letter substantially in the form of Exhibit VII-A hereto (or such other form acceptable to the Purchaser) ("Seller's Release Letter") covering each Eligible Asset to be sold to the Purchaser;

         (m) prior to the purchase of any Eligible Asset acquired (by purchase or otherwise) by the Seller from any Affiliate of the Seller, the Purchaser shall have received certified copies of the applicable Purchase Agreements and a True Sale Opinion;

         (n) the Purchase Price specified in a Confirmation for a Transaction shall not be less than $1,000,000;

         (o) on and as of such day, the Seller, the Guarantor and the Custodian shall have performed all of the covenants and agreements contained in the Repurchase Documents to be performed by such Person at or prior to such day;

         (p) the Repurchase Date for such Transaction is not later than (i) the Facility Maturity Date and (ii) with respect to the Bridge Loans and Preferred Equity Interests, the date such interests are required to be repurchased pursuant to Section 2.15;

         (q) the Purchaser shall have received evidence satisfactory to the Purchaser that the Seller has delivered an irrevocable instruction to each Servicer or PSA Servicer under a Pooling and Servicing Agreement, as applicable, to pay Income with respect to the Purchased Items directly to the Collection Account as provided herein, which instructions may not be modified without the prior written consent of the Purchaser;

         (r) both immediately prior to the requested Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by the Seller and the Guarantor in Section 4.1 shall be true, correct and complete on and as of such Purchase Date in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made only as of a specific date, as of such specific date);

         (s) the Purchaser shall be in receipt of the evidence of insurance required by Section 9.1 of the Custodial Agreement;

         (t) the Seller shall have delivered any other opinion or closing item required by Section 3.1 that was, with the written consent of the Purchaser, not delivered on the Amendment Closing Date;

         (u) if applicable and to the extent required for the Purchaser to assert its rights with respect to an Eligible Asset, a certification of good standing for the Seller in each jurisdiction where the Mortgaged Property is located;

         (v) other conditions to such Purchase set forth in this Agreement or the Custodial Agreement are satisfied;

         (w) to the extent there are additional Sellers other than the initial Seller, the additional Sellers shall each deliver to the Purchaser a duly executed Power of Attorney in the form attached as Exhibit III, a Joinder Agreement in form and substance satisfactory to the Purchaser in its discretion and all other agreements, documents, certifications, UCC financing statements and Opinions of Counsel required of the Seller hereunder at the Original Closing Date and/or Amendment Closing Date or under the Joinder Agreement;

         (x) to the extent applicable, the Seller shall have delivered the opinions required by Section 3.3;

         (y) for each Preferred Equity Interest, the Seller has executed and delivered all instruments and documents and has taken all further action reasonably necessary and desirable or that the Purchaser has reasonably requested in order to (i) perfect and protect the Purchaser's security interest in such Preferred Equity Interest (including, without limitation, execution and delivery of one or more control agreements reasonably acceptable to the Purchaser, execution and filing of UCC financing statements and any and all other actions reasonably necessary to satisfy the Purchaser that the Purchaser has obtained a first priority perfected security interest in such Preferred Equity Interest); (ii) enable the Purchaser to exercise and enforce its rights and remedies hereunder in respect of such Preferred Equity Interest; and (iii) otherwise effect the purposes of this Agreement, including, without limitation and if requested by the Purchaser, having delivered to the Purchaser irrevocable proxies in respect of such Preferred Equity Interest; and

         (z) the Purchaser shall have received all such other and further documents, reports, certifications, approvals and legal opinions as the Purchaser in its sole discretion shall reasonably require.

         Each Confirmation delivered by the Seller hereunder shall constitute a certification by the Seller that all the conditions set forth in Section 3.1 and this Section 3.2 have been satisfied (both as of the date of such notice or request and as of the date of such purchase).

         The failure of the Seller or Guarantor, as applicable, to satisfy any of the foregoing conditions precedent in respect of any Transaction shall, unless such failure was expressly waived in writing by the Purchaser on or prior to the related Purchase Date, give rise to a right of the Purchaser, which right may be exercised at any time on the demand of the Purchaser, to rescind the related Transaction and direct the Seller to pay to the Purchaser for the benefit of the Purchaser an amount equal to the Purchase Price, the Price Differential, Breakage Costs and other amounts due in connection therewith during any such time that any of the foregoing conditions precedent were not satisfied.

         SECTION 3.3  ADDITIONAL OPINIONS.

         To the extent required by any Rating Agency at any time, the Seller shall (i) amend its Governing Documents to require two (2) Independent Directors and add any other provision that may be required by any such Rating Agency in its sole and absolute discretion or by the Purchaser in its reasonable discretion, (ii) provide to the Purchaser a non-consolidation opinion regarding the Seller, the Pledgor and the Guarantor, which opinion shall be satisfactory to the Purchaser in its reasonable discretion and the Rating Agencies in their sole and absolute discretion, (iii) provide the Purchaser with one (1) or more legal opinions addressing the single-member limited liability company structure of the Seller, which opinions shall be satisfactory to the Purchaser in its reasonable discretion and the Rating Agencies in their sole and absolute discretion, and (iv) any additional opinions or requirements that any Rating Agency may require, which opinions shall be satisfactory to the Purchaser in its reasonable discretion and the Rating Agencies in their sole and absolute discretion.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1  REPRESENTATIONS AND WARRANTIES.

         Each of the Seller and the Guarantor represents and warrants, as of the date of this Agreement and any Transaction hereunder and at all times while any Repurchase Document and any Transaction hereunder is in full force and effect, as follows:

         (a) Organization and Good Standing. Each of the Seller's and the Guarantor's exact legal name is set forth on the signature pages to this Agreement. The Seller has been duly organized, and is validly existing as a limited liability company in good standing, under the laws of the State of Delaware, with all requisite limited liability company power and authority to own or lease its Properties and conduct its business as such business is presently conducted, and had, at all relevant times, and now has, all necessary power, authority and legal right to acquire, own and sell the Purchased Items. ART has been duly organized, and is validly existing as a corporation in good standing, under the laws of the State of Maryland, with all requisite corporate power and authority to own or lease its Properties and conduct its business as such business is presently conducted. Arbor Realty has been duly organized, is validly existing as a limited partnership in good standing, under the laws of the State of Delaware, with all requisite partnership power and authority to own or lease its Properties and conduct its business as such business is presently conducted.

         (b) Due Qualification. Each of the Seller and the Guarantor is duly qualified to do business and is in good standing as a limited liability company, corporation and limited partnership, respectively, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of Property or the conduct of its business requires such qualification, licenses or approvals.

         (c) Power and Authority; Due Authorization; Execution and Delivery. Each of the Seller and the Guarantor (i) has all necessary power, authority and legal right (A) to execute and deliver the Repurchase Documents to which it is a party, (B) to carry out the terms of the Repurchase Documents to which it is a party, (C) with respect to the Seller, to sell and assign an ownership interest in the Purchased Items, and (D) with respect to the Seller, to sell the Purchased Items on the terms and conditions provided herein, and (ii) has duly authorized by all necessary corporate action (A) the execution, delivery and performance of the Repurchase Documents to which it is a party, and (B) with respect to the Seller, the sale and assignment of an ownership interest in the Purchased Items on the terms and conditions herein provided. The

Repurchase Documents to which each of the Seller and the Guarantor is a party have been duly executed and delivered by the Seller and the Guarantor, as applicable.

         (d) Binding Obligation. Each of the Repurchase Documents to which each of the Seller and the Guarantor is a party constitutes a legal, valid and binding obligation of the Seller and the Guarantor, as applicable, enforceable against the Seller and the Guarantor in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and by general principles of equity (whether considered in a suit at law or in equity).

         (e) No Violation. The consummation of the transactions contemplated by the Repurchase Documents to which each of the Seller and the Guarantor is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Seller's or the Guarantor's, as applicable, Governing Documents or any material Contractual Obligation of the Seller or the Guarantor, as applicable, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Seller's or the Guarantor's, Properties pursuant to the terms of any such Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law.

         (f) No Proceedings. There is no material litigation, proceeding or investigation pending or, to the best knowledge of each of the Seller or the Guarantor, threatened against the Seller or the Guarantor, before any Governmental Authority (i) asserting the invalidity of the Repurchase Documents to which each of the Seller and the Guarantor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Repurchase Documents to which each of the Seller and the Guarantor is a party, or (iii) seeking any determination or ruling that could reasonably be expected to have Material Adverse Effect.

         (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Seller and the Guarantor of the Repurchase Documents to which each of the Seller and the Guarantor is a party (including the transfer of and the grant of a security interest in the Purchased Items) have been obtained, effected or given and are in full force and effect.

         (h) Bulk Sales. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require compliance with any "bulk sales" act or similar law by the Seller or the Guarantor.

         (i) Solvency. Neither the Seller nor the Guarantor is the subject of any Insolvency Proceedings or Insolvency Event. The Transactions under this Agreement and any other Repurchase Document to which each of the Seller and the Guarantor is a party do not and will not render the Seller or the Guarantor not Solvent.

         (j) Selection Procedures. No procedures believed by the Seller or the Guarantor to be adverse to the interests of the Purchaser were utilized by the Seller or the Guarantor in identifying and/or selecting the Purchased Assets. In addition, each Purchased Asset shall have been underwritten in accordance with and satisfy any applicable standards that have been established by the Seller, the Guarantor and any of their Affiliates and are then in effect.

         (k) Taxes. Each of the Seller and the Guarantor has filed or caused to be filed all tax returns that are required to be filed by it. Each of the Seller and the Guarantor has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its Property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Seller), and no tax Lien has been filed and, to each of the Seller's and the Guarantor's knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

         (l) Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein (including, without limitation, the use of the proceeds from the sale of the Purchased Items) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X. Neither the Seller nor the Guarantor owns or intends to carry or purchase, and no proceeds from the Transactions will be used to carry or purchase, any "margin stock" within the meaning of Regulation U or to extend "purpose credit" within the meaning of Regulation U.

         (m) Environmental Matters.

                  (i) No Properties owned or leased by the Seller or the Guarantor and, to the knowledge of each of the Seller and the Guarantor, no Properties formerly owned or leased by the Seller or the Guarantor, or any Subsidiaries thereof, contain, or have previously contained, any Materials of Environmental Concern in amounts or concentrations that constitute or constituted a violation of, or reasonably could be expected to give rise to liability under, Environmental Laws;

                  (ii) Each of the Seller and the Guarantor is in compliance, and has in the last five (5) years (or such shorter period as the Seller and/or the Guarantor shall have been in existence) been in compliance, with all applicable Environmental Laws, and, to the knowledge of the Seller and the Guarantor, there is no violation of any Environmental Laws that reasonably could be expected to interfere with the continued operations of the Seller or the Guarantor;

                  (iii) Neither the Seller nor the Guarantor has received any notice of violation, alleged violation, non-compliance, liability or potential liability under any Environmental Law, nor does the Seller or the Guarantor have knowledge that any such notice will be received or is being threatened;

                  (iv) Materials of Environmental Concern have not been transported or disposed of by the Seller or the Guarantor in violation of, or in a manner or to a location that reasonably could be expected to give rise to liability under, any applicable Environmental Law, nor has any of them generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that reasonably could be expected to give rise to liability under, any applicable Environmental Law;

                  (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of each of the Seller and the Guarantor, threatened, under any Environmental Law to which Seller or the Guarantor is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements arising out of judicial proceedings or governmental or administrative actions, outstanding under any Environmental Law to which the Seller or the Guarantor is a party;

                  (vi) There has been no release or, to the best knowledge of each of the Seller and the Guarantor, threat of release of Materials of Environmental Concern in violation of or in amounts or in a manner that reasonably could be expected to give rise to liability under any Environmental Law for which the Seller or the Guarantor may become liable; and

                  (vii) To the best knowledge of each of the Seller and the Guarantor, each of the representations and warranties set forth in the preceding clauses (i) through (vi) is true and correct with respect to each parcel of real property owned or operated by the Seller and the Guarantor.

         (n) Security Interest.

                  (i) This Agreement and the applicable Transfer Documents constitute a valid transfer to the Purchaser of all right, title and interest of the Seller in, to and under all Purchased Items, free and clear of any Lien of any Person claiming through or under the Seller, the Guarantor or any of their Affiliates, except for Permitted Liens and the Seller's repurchase rights described in Article II, and is enforceable against creditors of and purchasers from the Seller. If the conveyances contemplated by this Agreement are determined to be transfers for security, then this Agreement constitutes a grant of a security interest in all Purchased Items to the Purchaser, that, upon the delivery of the Transfer Documents and Mortgage Asset Files to the Custodian and the filing of the financing statements described in Subsection 4.1(n)(v), shall be a first priority perfected security interest in all Purchased Items to the extent such Purchased Items can be perfected by possession or by filing, subject only to Permitted Liens. Neither the Seller nor any Person claiming through or under the Seller shall have any claim to or interest in the Collection Account, except for the interest of the Seller in such property as a debtor for purposes of the UCC;

                  (ii) The Purchased Items constitute either a "general intangible," an "instrument," an "account," "investment property," a "security," a "deposit account," "financial asset" and/or "chattel paper" within the meaning of the applicable UCC;

                  (iii) Other than the Lien and transfers contemplated hereunder, the Seller has not sold, assigned, pledged, encumbered or otherwise conveyed any of the Purchased


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


         Items to any Person, and, immediately prior to the sale to the Purchaser, the Seller was the sole owner of such Purchased Items, and the Seller owns and has good and marketable title to the Purchased Items free and clear of any Lien (other than Permitted Liens);

                  (iv) The Seller has received all consents and approvals, if any, required by the terms of any Purchased Items to the sale and granting of a security interest in the Purchased Items hereunder to the Purchaser;

                  (v) Upon the filing of the UCC Financing Statements describing the Purchased Items, in the jurisdictions and recording offices listed on Schedule 7 attached hereto, the security interests granted hereunder in the Purchased Items shall constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of the Seller in, to and under such Purchased Items that can be perfected by filing under the UCC;

                  (vi) Upon execution and delivery of the Account Agreement, the Purchaser shall either be the owner of, or have a valid and fully perfected first priority security interest in, the Collection Account and the deposits and investment property therein;

                  (vii) The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Purchased Items other than any financing statement (A) relating to the security interests granted to the Seller under the Purchase Agreements (if any), (B) that has been terminated, or (C) pursuant hereto. The Seller is not aware of the filing of any judgment or tax Lien filings against the Seller;

                  (viii) Upon receipt by Custodian of each Mortgage Note, Mezzanine Note or Junior Interest Note, as applicable, endorsed in blank by a duly authorized officer of the Seller and payment by the Purchaser of the applicable Purchase Price, either a purchase shall have been completed by the Purchaser of each Mortgage Note or Junior Interest Note, as applicable, or the Purchaser shall have a valid and fully perfected first priority security interest in each Mortgage Note or Junior Interest Note, as applicable;

                  (ix) All original Mortgage Notes, Mezzanine Notes and Junior Interest Notes have been, or, subject to the delivery requirements contained herein, will be delivered to the Custodian; and

                  (x) None of the Mortgage Notes, Mezzanine Notes or Junior Interest Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser.

         (o) Location of Offices. The Seller's location (within the meaning of
Article 9 of the UCC) is 333 Earle Ovington Boulevard, Uniondale, New York 11553. The office where the Seller keeps all the records (within the meaning of Article 9 of the UCC) is at the address of the Seller referred to in Section
13.2 hereof (or at such other locations as to which the notice and


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

other requirements specified in Subsection 5.1(n) shall have been satisfied). The Seller's organizational identification number is 3739319. The Seller has not changed its name, whether by amendment of its certificate of incorporation, by reorganization or otherwise, and has not changed its location, since the Original Closing Date.

         (p) Tradenames. The Seller has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

         (q) Value Given. The Seller shall have given reasonably equivalent value to each Transferor in consideration for the transfer to the Seller of the Purchased Items under the applicable Purchase Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by the Transferor thereunder to the Seller, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

         (r) [RESERVED].

         (s) Compliance with Anti-Money Laundering Laws. Each of the Seller and the Guarantor has complied with all applicable anti-money laundering laws and regulations, including, without limitation, the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"). To the extent applicable, each of the Seller and the Guarantor has established an adequate anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination or acquisition of each Mortgage Asset for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Borrower and the origin of the assets used by the said Borrower to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Borrower for purposes of the Anti-Money Laundering Laws. To the knowledge of the Seller and the Guarantor, no Mortgage Asset is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Borrower is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations.

         (t) Investment Company Act. Neither the Seller nor the Guarantor is, and neither is controlled by, an "investment company" within the meaning of the 40 Act, as amended, or is exempt from the provisions of the 40 Act.

         (u) ERISA. The Seller, the Guarantor and each ERISA Affiliate have made all required contributions to each Benefit Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Benefit Plan. Neither the Seller, the Guarantor nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan, nor has there been a complete or partial withdrawal by the Seller, the Guarantor or any ERISA Affiliate from a Multiemployer Plan or notification that a


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

Multiemployer Plan is in reorganization. The present value of all benefits vested under all "employee pension benefit plans," as such term is defined in
Section 3(2) of ERISA, maintained by each of the Seller and the Guarantor, or in which employees of the Seller or the Guarantor are entitled to participate, as from time to time in effect (herein called the "Pension Plans"), does not exceed the value of the assets of the Pension Plan allocable to such vested benefits (based on the value of such assets as of the last annual valuation date). No prohibited transactions, accumulated funding deficiencies, withdrawals or reportable events have occurred with respect to any Pension Plans that, in the aggregate, could subject the Seller or the Guarantor to any material tax, penalty or other liability. No Lien in favor of the PBGC or a Pension Plan has arisen or is likely to arise on account of any Pension Plan. No notice of intent to terminate a Pension Plan under Section 4041(b) of ERISA has been filed, nor has any Pension Plan been terminated under Section 4041(c) of ERISA, nor has the PBGC instituted proceedings to terminate or appoint a trustee to administer a Pension Plan, and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

         (v) PUHCA. Neither the Seller nor the Guarantor is a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute.

         (w) Compliance with Law. Each of the Seller and the Guarantor has complied in all respects with all Applicable Laws to which it may be subject, and no Purchased Item contravenes any Applicable Laws (including, without limitation, laws, rules and regulations relating to licensing, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy).

         (x) Income. The Seller acknowledges that all Income received by it or its Affiliates and the Servicers or PSA Servicer with respect to the Purchased Items sold hereunder are held and shall be held for the benefit of the Purchaser until deposited into the Collection Account as required herein.

         (y) Set-Off, etc. No Purchased Item has been compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by the Seller, the Transferor or the Borrower thereof, and no Purchased Item is subject to compromise, adjustment, extension (except as set forth in the related Mortgage Asset File), satisfaction, subordination, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning the Purchased Item or otherwise, by the Seller, the Transferor or the Borrower with respect thereto, except for amendments to such Purchased Assets otherwise permitted under Section 6.10 of this Agreement.

         (z) Full Payment. Neither the Seller nor the Guarantor has knowledge of any fact that should lead it to expect that any Purchased Asset will not be paid in full.

         (aa) [RESERVED].




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
     (bb) Assignments. The Assignments do not violate any provisions of the underlying Mortgage Loan Documents, such documents do not contain any express or implied prohibitions on sales or assignments of such Purchased Assets, and such agreements are valid, binding and enforceable against the Seller.

     (cc) Eligibility of Purchased Assets. With respect to each Purchased Asset, each representation and warranty on Schedule 1 is true and correct.

     (dd) Acting as Principal. The Seller will engage in such Transactions as principal, or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal.

     (ee) No Broker. The Seller has not dealt with any broker, investment banker, agent, or other Person, except for the Purchaser (or an Affiliate of the Purchaser), who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to this Agreement.

     (ff) Ability to Perform. Neither the Seller nor the Guarantor believes, nor does either have any reason or cause to believe, that it cannot perform each and every agreement and covenant contained in the Repurchase Documents applicable to it to which it is a party.

     (gg) No Unmatured Termination Event. No Unmatured Termination Event or Termination Event has occurred and is continuing hereunder.

     (hh) Financial Condition.

          (i) The consolidated balance sheet of ART and its Consolidated Subsidiaries provided to the Purchaser and the related consolidated statements of income and retained earnings and of cash flows, copies of which have heretofore been furnished to the Purchaser, are complete and correct and present fairly the consolidated financial condition of ART and its Consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows as of the date of such financial statements and other information. All such financial statements, including the related schedules and notes thereto (if any), have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein). Except as set forth on
     Schedule 6 attached hereto, neither ART nor any of its Consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material contingent liability or liability for taxes, or any long term lease or unusual forward or long term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, that is not reflected in the foregoing statements or in the notes thereto. During the period from the date of the financial statements and other financial information delivered to the Purchaser, to and including the date hereof, there has been no sale, transfer or other disposition by ART or any of its Consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property

     (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of ART and its Consolidated Subsidiaries on the date hereof.

          (ii) The operating forecast and cash flow projections of ART and its Consolidated Subsidiaries, copies of which have heretofore been furnished to the Purchaser, have been prepared in good faith under the direction of a Responsible Officer of ART and in accordance with GAAP. ART has no reason to believe that as of the date of delivery thereof such operating forecast and cash flow projections are materially incorrect or misleading in any material respect or omit to state any material fact which would render them misleading in any material respect. ART shall not be required to provide information in its projections if the disclosure of such information would violate Applicable Laws relating to insider trading.

     (ii) Servicing Agreements. The Seller has delivered to the Purchaser all Servicing Agreements and all Pooling and Servicing Agreements with respect to the Purchased Assets, and, to the best of the Seller's knowledge, no material default or event of default exists thereunder.

     (jj) Existing Financing Facilities. All credit facilities, repurchase facilities or substantially similar facilities of the Seller and the Guarantor that are presently in effect are listed under the definition of "Existing Financing Facilities." To the Seller's and the Guarantor's knowledge, no material defaults or events of default exist thereunder.

     (kk) [RESERVED].

     (ll) True and Complete Disclosure. To the Seller's and the Guarantor's actual knowledge, the information, reports, certificates, documents, financial statements, books, records, files, exhibits and schedules furnished in writing by or on behalf of each of the Seller and the Guarantor to the Purchaser in connection with the negotiation, preparation or delivery of this Agreement and the other Repurchase Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of each of the Seller and the Guarantor to the Purchaser in connection with this Agreement and the other Repurchase Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Seller or the Guarantor, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed to the Purchaser. All projections furnished on behalf of the Seller or the Guarantor to the Purchaser were prepared and presented in good faith by or on behalf of the Seller or the Guarantor.

     (mm) No Reliance. Each of the Seller and the Guarantor has made its own independent decisions to enter into the Repurchase Documents and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including, without limitation, legal counsel and accountants) as it has deemed necessary. Each of the Seller and the Guarantor is not relying upon any advice from the Purchaser as to any aspect of the Transactions, including, without limitation, the legal, accounting or tax treatment of such Transactions.

     (nn) [RESERVED].

     (oo) Insurance. Each of the Seller and the Guarantor has and maintains, with respect to its Properties and business, insurance which meets the requirements of Subsection 5.1(nn). In addition, the Seller shall maintain the insurance required by Section 5.7 of the Custodial Agreement.

     (pp) Purchased Assets. (i) There are no outstanding rights, options, warrants or agreements for the purchase, sale or issuance of the Purchased Assets created by, through, or as a result of the Seller's or the Guarantor's actions or inactions; (ii) there are no agreements on the part of any Repurchase Party to issue, sell or distribute the Purchased Assets, other than this Agreement, and (iii) the Seller has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Purchased Assets.

     (qq) No Change. Since September 30, 2003 there has been no development or event, nor any prospective development or event, which has had or could reasonably be expected to have a Material Adverse Effect.

     (rr) Subsidiaries. The Seller is a Subsidiary of ART and Schedule 8 sets forth the name of each direct or indirect Subsidiary of the Seller and the Guarantor, and, with respect to the Seller only, the total number of issued and outstanding shares or other interests of Capital Stock thereof, the classes and number of issued and outstanding shares or other interests of Capital Stock of each such class, the name of each holder of Capital Stock thereof and the number of shares or other interests of such Capital Stock held by each such holder and the percentage of all outstanding shares or other interests of such class of Capital Stock held by such holders.

     (ss) Labor Relations. Neither the Seller nor the Guarantor is engaged in any unfair labor practice which could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending or, to the best knowledge of each of the Seller and the Guarantor and each of the Subsidiaries, threatened against the Seller or the Guarantor before the National Labor Relations Board which could reasonably be expected to have a Material Adverse Effect and no grievance or arbitration proceeding arising out of or under a collective bargaining agreement is so pending or, to the knowledge of the Repurchase Parties, threatened, (ii) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of each of the Seller and the Guarantor, threatened against the Seller or the Guarantor, and (iii) no union representation question existing with respect to the employees of a Repurchase Party and to the knowledge of the Repurchase Parties, no union organizing activities are taking place with respect to any thereof.



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

     (tt) Separateness. As of the date hereof, the Seller (i) owns no assets, and does not engage in any business, other than the assets and transactions specifically contemplated by this Repurchase Agreement; (ii) has not incurred any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (W) with respect to Retained Interests, (X) commitments to make loans which may become Eligible Assets, and (Y) as permitted herein; (iii) has not made any loans or advances to any Affiliate other than loans to the Guarantor that have been disclosed in writing to and approved in writing by the Purchaser, and has not acquired obligations or securities of its Affiliates; (iv) has paid its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets; (v) complies with the provisions of its organizational documents; (vi) does all things necessary to observe organizational formalities and to preserve its existence, and has not amended, modified or otherwise changed its Governing Documents, or suffered same to be amended, modified or otherwise changed; (vii) maintains all of its books, records, financial statements and bank accounts separate from those of its Affiliates (except that such financial statements may be consolidated to the extent consolidation is required under the GAAP consistently applied or as a matter of Applicable Law); (viii) is, and at all times holds itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), corrects any known misunderstanding regarding its status as a separate entity, conducts business in its own name, does not identify itself or any of its Affiliates as a division or part of the other; (ix) maintains adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;
(x) does not engage in or suffer any change of ownership, dissolution, winding up, liquidation, consolidation or merger in whole or in part; (xi) does not commingle its funds or other assets with those of any Affiliate or any other Person; (xii) maintains its accounts separately from those of any Affiliate or any other Person; (xiii) does not hold itself out to be responsible for the debts or obligations of any other Person; (xiv) has not (A) filed or consented to the filing of any Insolvency Proceeding with respect to the Seller, instituted any proceedings under any applicable Insolvency Law or otherwise sought any relief under any laws relating to the relief from debts or the protection of debtors generally with respect to the Seller, (B) sought or consented to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Seller or a substantial portion of its properties or (C) made any assignment for the benefit of the Seller's creditors; (xv) has at least one (1) Independent Director or such greater number as required by the Purchaser or any Rating Agency; (xvi) shall maintain an arm's length relationship with its Affiliates; (xvii) maintain a sufficient number of employees in light of contemplated business operations; (xviii) use separate stationary, invoices and checks; and (xvix) allocate fairly and reasonably any overhead for shared office space.

     (uu) No Defenses. There are no defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to the Seller or the Guarantor or any other Person with respect to this Agreement, the Original Agreement, the Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Seller to repay the Aggregate Unpaids and other amounts due hereunder.

                                    ARTICLE V

                                    COVENANTS

     SECTION 5.1 COVENANTS.

     From the date hereof until the Aggregate Unpaids are paid in full:

     (a) Compliance with Laws. Each of the Seller and the Guarantor will comply in all material respects with all Applicable Laws (including Environmental
Laws), including those with respect to the Purchased Items or any part thereof, and all Contractual Obligations.

     (b) Preservation of Company Existence. Each of the Seller and the Guarantor will preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its formation and will qualify and remain qualified in good standing as a corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

     (c) Performance and Compliance with Purchased Assets. The Seller will, at its expense, timely and fully perform and comply (or cause the Transferors to perform and comply pursuant to the Purchase Agreements) with all provisions, covenants and other promises required to be observed by it under the Purchased Items and all other agreements related to such Purchased Items.

     (d) Keeping of Records and Books of Account. Each of the Seller and the Guarantor will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Purchased Items in the event of the destruction of the originals thereof) and will keep and maintain all documents, books, records and other information reasonably necessary or advisable in which complete entries are made in accordance with GAAP and Applicable Laws.

     (e) Perfection. The Seller will (i) acquire such Purchased Items pursuant to and in accordance with the terms of the Purchase Agreements, (ii) take all action necessary to perfect, protect and more fully evidence the Seller's ownership of such Mortgage Assets under the Purchase Agreements free and clear of any Lien other than the Lien created hereunder and Permitted Liens, including, without limitation, (A) file and maintain effective financing statements against the Transferors in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (B) execute or cause to be executed such other instruments or notices as may be necessary or appropriate, and (iii) take all additional action that the Purchaser may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Purchased Items.

     (f) Delivery of Income. The Seller will deposit and cause all Servicers to deposit all Income received in respect of the Purchased Items into the Collection Account within two (2)


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


Business Days of receipt thereof. The Seller shall instruct all PSA Servicers under the Pooling and Servicing Agreements to deposit into the Collection Account within two (2) Business Days of the date the PSA Servicer is obligated to disburse the same under the Pooling and Servicing Agreements all Income in respect of the Purchased Items and the Seller shall take reasonable steps necessary to enforce such instructions.

     (g) Termination Events. Each of the Seller and the Guarantor will provide the Purchaser with immediate written notice of the occurrence of each Termination Event and each Unmatured Termination Event of which the Seller or the Guarantor has knowledge or has received notice. In addition, no later than two (2) Business Days following the Seller's or the Guarantor's knowledge or notice of the occurrence of any Termination Event or Unmatured Termination Event, the Seller or the Guarantor will provide to the Purchaser a written statement of a Responsible Officer of the Seller or the Guarantor setting forth the details of such event and the action that the Seller or the Guarantor proposes to take with respect thereto.

     (h) Adverse Claims. The Seller will not create, or participate in the creation of, or permit to exist, any Liens in relation to each Purchased Item other than Permitted Liens or as disclosed to the Purchaser and existing as of the date of this Agreement.

     (i) Seller's Assets. With respect to each Purchased Item acquired by the Purchaser, the Seller will (i) take all action necessary to perfect, protect and more fully evidence the Purchaser's ownership of such Purchased Item, including, without limitation, (A) filing and maintaining effective financing statements against the Seller in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (ii) taking all additional action that the Purchaser may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement and the Repurchase Documents in such Purchased Items.

     (j) Notices. Each of the Seller and the Guarantor will furnish notice to the Purchaser with respect to the following:

          (i) Representations. Forthwith upon receiving knowledge of the same, the Seller or the Guarantor shall notify the Purchaser if any representation or warranty set forth in Section 4.1 or Schedule 1 was incorrect at the time it was given or deemed to have been given and at the same time shall deliver to the Purchaser a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Seller and the Guarantor shall notify the Purchaser in the manner set forth in the preceding sentence before any Purchase Date of any facts or circumstances within the knowledge of the Seller or the Guarantor that would render any of the said representations and warranties untrue at the date when such representations and warranties were made or deemed to have been made;

          (ii) Proceedings. As soon as possible and in any event within three
     (3) Business Days after the Seller or the Guarantor receives notice or obtains knowledge thereof, notice of any settlement of, material judgment (including a material judgment



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

     with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy (of a material nature), litigation, action, suit, arbitration or proceeding before any court or governmental department, commission, board, bureau, agency, arbitrator, investigation or instrumentality, domestic or foreign, affecting (A) the Purchased Items,
     (B) the Repurchase Documents, (C) the Purchaser's interest in the Purchased Items, or (D) the Seller or the Guarantor or any of their Affiliates and, with respect to this clause (D) only, the amount in controversy exceeds $250,000;

          (iii) Material Events. Promptly upon becoming aware thereof, notice of any other event or circumstances that, in the reasonable judgment of the Seller or the Guarantor, is likely to have a Material Adverse Effect;

          (iv) Casualty. With respect to any Purchased Asset hereunder, promptly upon receipt of notice or knowledge that the Underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Asset Value of such Purchased Asset;

          (v) Liens. Promptly upon receipt of notice or knowledge of any Lien or security interest on, or claim asserted against, any Purchased Item other than Permitted Liens;

          (vi) Assets. Promptly upon any material change in the market value of any or all of the Seller's or the Guarantor's assets that could reasonably be expected to have a Material Adverse Effect;

          (vii) Defaults. (A) Any material default (beyond any applicable notice and cure period) related to any Purchased Item, or (B) any default (beyond any applicable notice and cure period) under any Contractual Obligation of the Seller or the Guarantor or any of their Subsidiaries, which, if not cured, could reasonably be expected to have a Material Adverse Effect;

          (viii) Servicers. The resignation or termination of any Servicer under any Servicing Agreement with respect to any Purchased Asset or any PSA Servicer under a Pooling and Servicing Agreement;

          (ix) Sales. The conveyance, sale, lease, assignment, transfer or other disposition (any such transaction, or related series of transactions, a "Sale") of any Property, business or assets of the Seller or the Guarantor whether now owned or hereafter acquired, with the exception of (A) this Agreement and (B) any Sale of Property by the Seller or the Guarantor that is not material to the conduct of its business and is effected in the ordinary course of business;

          (x) Ratings. The establishment of a rating assigned to the long-term unsecured debt issued by the Guarantor by Moody's or S&P (or other rating agency acceptable to the Purchaser) and of any downgrade in such rating once established;



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

          (xi) Losses. Any loss or expected loss in respect of any Purchased Asset, or any other event or change in circumstances or expected event or change in circumstances that could be reasonably be expected to result in a material decline in value or cash flow of any Purchased Asset; and

          (xii) Senior Interests. The Seller shall provide written notice to the Purchaser at least ten (10) days prior to the Seller, any Guarantor or any Affiliate thereof acquiring any interest that would be senior in priority to any existing Purchased Asset.

Each notice pursuant to this Subsection 5.1(j) shall be accompanied by a statement of a Responsible Officer of the Seller or the Guarantor, as applicable, setting forth details of the occurrence referred to therein and stating what action the Seller or the Guarantor, as applicable, has taken or proposes to take with respect thereto.

     (k) Purchased Assets Not to be Evidenced by Instruments. Neither the Seller nor the Guarantor will take any action to cause any Purchased Item that is not, as of the applicable Purchase Date, evidenced by an Instrument to be so evidenced except in connection with the enforcement or collection of such Purchased Items.

     (l) Security Interests. The Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Purchased Item other than Permitted Liens, whether now existing or hereafter transferred hereunder, or any interest therein, and the Seller will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Seller will promptly notify the Purchaser of the existence of any Lien other than Permitted Liens on any Purchased Item, and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Purchased Items against all claims of third parties other than Permitted Liens.

     (m) Deposits to Collection Account. Subject to Subsection 2.8(c), the Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collection Account cash or cash proceeds other than Income in respect of Purchased Items.

     (n) Change of Name or Location of Loan Files. The Seller shall not (i) change its name, organizational number, identity, structure or jurisdiction of formation, move the location of its principal place of business and chief executive office, or change the offices where it keeps the records (as defined in the UCC) from the location referred to in Section 13.2, or (ii) move, or consent to the Custodian moving, the Mortgage Asset Files from the location thereof on the Original Closing Date, unless the Seller has given at least thirty (30) days' prior written notice to the Purchaser and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Purchaser in the Purchased Items.

     (o) Exceptions. The Seller shall promptly correct any and all Exceptions set forth on any Asset Schedule and Exception Report.



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

     (p) ERISA Matters. Neither the Seller nor the Guarantor will (i) engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor, (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan, (iii) fail to make any payments to a Multiemployer Plan that the Seller, the Guarantor or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto,
(iv) terminate any Benefit Plan so as to result in any liability, (v) permit to exist any occurrence of any Reportable Event or (vi) otherwise violate the provisions of ERISA or the Code with respect to any Benefit Plan.

     (q) Purchase Agreements; Servicing Agreements. The Seller and Guarantor will not materially amend, modify, waive or terminate any provision of any Purchase Agreement, Servicing Agreement or Pooling and Servicing Agreement without the prior written consent of the Purchaser. Notwithstanding the foregoing, but subject to the Purchaser's rights under Article VI, the Seller shall have the right to terminate any of the foregoing upon the occurrence of a material default (beyond any applicable notice and cure period) of the other party thereto.

     (r) Compliance with Anti-Money Laundering Laws. The Seller shall comply with all applicable Anti-Money Laundering Laws. The Seller shall conduct the requisite due diligence in connection with the origination or acquisition of each Mortgage Asset for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Borrower and the origin of the assets used by the said Borrower to purchase the property in question, and will maintain sufficient information to identify the applicable Borrower for purposes of the Anti-Money Laundering Laws.

     (s) Financial Statements. The Seller and the Guarantor, as applicable, shall deliver to the Purchaser:

          (i) as soon as available, and in any event within forty-five (45) calendar days after the end of each fiscal quarter of each of the Seller and ART, the unaudited consolidated balance sheets of the Seller, ART and ART's Consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Seller, ART and ART's Consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of the Seller and ART, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Seller, ART and ART's Consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);

          (ii) as soon as available, and in any event within ninety (90) days after the end of each fiscal year of ART, the audited consolidated balance sheets of ART and ART's



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

     Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for ART and ART's Consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of ART and ART's Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

          (iii) with respect to each Purchased Asset, if provided to the Seller or any Servicer or PSA Servicer by the Borrower under any Purchased Asset, as soon as available, but in any event not later than forty-five (45) days after the end of each fiscal quarter of the Seller, the operating statement and rent roll for each Underlying Mortgaged Property; provided, however, the Purchaser reserves the right in its reasonable discretion to request such information on a monthly basis (to be provided no later than thirty
     (30) days after the end of each month);

          (iv) with respect to each Purchased Asset, if provided to the Seller by the Borrower under any Purchased Asset, as soon as available, but in any event not later than thirty (30) days after receipt thereof, the annual balance sheet with respect to such Borrower;

          (v) with respect to each Purchased Asset, as soon as available but in any event not later than thirty (30) days after receipt thereof, (A) the related monthly securitization report, if any, and any other reports delivered under the Pooling and Servicing Agreements to the Seller, if any, and, (B) within forty-five (45) days after the end of each quarter, a copy of the standard monthly exception report, prepared by the Seller in the ordinary course of its business in respect of the related Purchased Asset or Underlying Mortgaged Property;

          (vi) from time to time such other information regarding the financial condition, operations or business of the Seller and the Guarantor as the Purchaser may reasonably request;

          (vii) as soon as reasonably possible, and in any event within thirty
     (30) days after a Responsible Officer of the Seller or Guarantor knows, or with respect to any Plan or Multiemployer Plan to which the Seller, the Guarantor or any ERISA Affiliate makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Seller or the Guarantor setting forth details respecting such event or condition and the action, if any, that the Seller, the Guarantor or their ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to the PBGC by the Seller, the Guarantor or an ERISA Affiliate with respect to such event or condition):

               (A) any Reportable Event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA or any


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

     successor provision thereof, including without limitation the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA or any successor provision thereof, shall be a "Reportable Event" regardless of the issuance of any waivers in accordance with Section 412(d) of the Code or any successor provision thereof); and any request for a waiver under Section 412(d) of the Code or any successor provision thereof for any Plan;

          (B) the distribution under Section 4041(c) of ERISA or any successor provision thereof of a notice of intent to terminate any Plan or any action taken by the Seller, the Guarantor or an ERISA Affiliate to terminate any Plan;

          (C) the institution by the PBGC of proceedings under Section 4042 of ERISA or any successor provision thereof for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Seller, the Guarantor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

          (D) the complete or partial withdrawal from a Multiemployer Plan by the Seller, the Guarantor or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA or any successor provision thereof (including the obligation to satisfy secondary liability as a result of a purchaser default) that would have a Material Adverse Effect or the receipt by the Seller, the Guarantor or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to
     Section 4241 or 4245 of ERISA or any successor provision thereof or that it intends to terminate or has terminated under Section 4041A of ERISA or any successor provision thereof;

          (E) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Seller, the Guarantor or any ERISA Affiliate to enforce Section 515 of ERISA or any successor provision thereof, which proceeding is not dismissed within thirty (30) days; and

          (F) the adoption of an amendment to any Plan that would result in the loss of tax exempt status of the trust of which such Plan is a part if the Seller, the Guarantor or an ERISA Affiliate fails to provide timely security to such Plan in accordance with the provisions of Section 401(a)(29) of the Code or Section 307 of ERISA or any successor provision thereof; and

     (viii) all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein); provided, that any financial statements delivered by the Seller with respect to the



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

     Borrower under any Underlying Mortgage Loan shall be delivered to the Purchaser in the form received by the Seller.

     (t) Certificates; Other Information. The Seller and the Guarantor, as applicable, shall furnish to the Purchaser:

          (i) concurrently with the delivery of the financial statements referred to in Subsections 5.1(s)(i) and (ii) above and in connection with the delivery of each Confirmation, a Compliance Certificate from a Responsible Officer of each of the Seller and ART, which Compliance Certificate shall, among other things, on a quarterly basis describe in detail the calculations supporting the Responsible Officer's certification of ART's compliance with the Financial Covenants;

          (ii) as soon as available, but in any event not later than ninety (90) days after the end of each fiscal year of the Seller and ART, respectively, and provided that the disclosure does not violate Applicable Laws relating to insider trading, a copy of the projections of the Seller (if any) and ART of the operating budget and cash flow budget of Seller (if any) and ART, respectively, for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer certifying that such projections have been prepared in good faith based upon reasonable assumptions;

          (iii) promptly upon receipt thereof, copies of all reports submitted to each of the Seller (if any) and ART by independent certified public accountants in connection with each annual, interim or special audit of the books and records of the Seller (if applicable) and ART made by such accountants, including, without limitation, any management letter commenting on the Seller's and ART's internal controls submitted by such accountants to management in connection with their annual audit;

          (iv) within forty-five (45) days of the end of each calendar quarter, the Seller shall provide the Purchaser with a quarterly report, which report shall include, among other items, a summary of such Seller's delinquency and loss experience with respect to Purchased Assets serviced by the Seller or any Servicer or PSA Servicer or any designee of the foregoing, the Seller's internal risk rating and/or surveillance on the Purchased Assets, and, to the extent provided to the Seller or any Servicer or PSA Servicer by the Borrowers under any Purchased Assets, operating statements, the occupancy status of such Purchased Property and other property level information plus any such additional reports as the Purchaser may reasonably request with respect to the Seller or any Servicer or PSA Servicer servicing portfolio or pending originations of Mortgage Assets;

          (v) within thirty (30) days after the same are sent, copies of all financial statements, reports, notices and other documents that each of the Seller and ART sends to its stockholders and, within thirty (30) days after the same are filed, copies of all financial statements and reports that the Seller and ART may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;



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


          (vi) no later than the fifteenth (15th) day of each month, with respect to each Purchased Asset, a Purchased Asset Data Summary, substantially in the form of Exhibit XI ("Purchased Asset Data Summary"), properly completed;

          (vii) to the extent not prohibited by Applicable Law, the Seller shall promptly provide the Purchaser with copies of all documents that the Seller, the Guarantor or any Subsidiary of the Seller or the Guarantor is required to file with any regulatory body in accordance with its regulations;

          (viii) the Seller shall promptly deliver or cause to be delivered to the Purchaser (i) any report or material notice received by the Seller from any obligor under the Purchased Assets promptly following receipt thereof and (ii) any other such document or information relating to the Purchased Assets as the Purchaser may reasonably request in writing from time to time;

          (ix) no later than sixty (60) days after the end of each fiscal quarter of the Seller and the Guarantor, an updated list of Subsidiaries as of such time; and

          (x) promptly, such additional financial and other information as the Purchaser may from time to time reasonably request.

     (u) Existence, etc. Each of the Seller and the Guarantor shall:

          (i) continue to engage in business of the same general type as now conducted by it and maintain and preserve its legal existence and all of its material rights, privileges, licenses and franchises necessary for the operation of its business; provided, however, that nothing in this Subsection 5.1(u) shall prohibit any transaction expressly permitted under Subsection 5.1(v);

          (ii) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP; and

          (iii) permit representatives of the Purchaser, upon reasonable notice (unless a Unmatured Termination Event or Termination Event shall have occurred and is continuing, in which case, no prior notice shall be required) during normal business hours and at the expense of the Seller and the Guarantor, to examine, copy and make extracts from the Seller's, the Guarantor's or any of their Subsidiaries' books and records, to inspect any of their Properties, and to discuss its business and affairs with their officers, employees and independent accountants, all to the extent reasonably requested by the Purchaser.

     (v) Prohibition of Fundamental Changes. Neither the Seller nor the Guarantor shall enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or


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

dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, however, that each of the Seller and the Guarantor may merge or consolidate with (i) any wholly owned Subsidiary of the Seller or the Guarantor, respectively, or (ii) any other Person if the Seller or the Guarantor, as applicable, is the surviving entity; and provided, further, that, if after giving effect thereto, no Unmatured Termination Event or Termination Event would exist hereunder.

     (w) Margin Deficit. If at any time there exists a Margin Deficit, the Seller shall cure such Margin Deficit in accordance with Section 2.7.

     (x) Transactions with Affiliates. Each of the Seller and the Guarantor may enter into any transaction with an Affiliate, provided that such transaction is upon fair and reasonable terms no less favorable to the Seller or the Guarantor than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate; provided, further, that in no event shall the Seller transfer to the Purchaser hereunder any Eligible Asset acquired by the Seller from an Affiliate of the Seller unless the Seller shall have delivered a certified copy of the related Purchase Agreement and a True Sale Opinion has been delivered to the Purchaser prior to such sale.

     (y) Limitations on Guarantees. The Seller shall not create, incur, assume or suffer to exist any Guarantees.

     (z) Sub-Limits. The Seller shall not sell to the Purchaser any Eligible Assets if, after giving effect to such Transactions, a Sub-Limit would be exceeded, unless waived in writing by the Purchaser in its sole and absolute discretion.

     (aa) Limitation on Distributions. Neither the Seller nor any Guarantor shall declare or make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of the Seller or Guarantor, as applicable, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller or a Guarantor, as applicable, except that the Seller and Guarantor, as applicable, may each declare and pay dividends in an amount necessary to comply with any Applicable Laws governing real estate investment trusts so long as (i) no Unmatured Termination Event or Termination Event shall have occurred, (ii) no Margin Deficit is outstanding and (iii) in the case of ART, the distribution of such funds will not violate any Financial Covenant.

     (bb) Maintenance of Liquidity. ART shall not permit, for any calendar quarter, Liquidity for such Test Period to be less than $5,000,000, at least $1,000,000 of which shall consist of cash or Cash Equivalents.

     (cc) Maintenance of Tangible Net Worth. ART shall not permit, for any Test Period, Tangible Net Worth at any time to be less than the sum of (i) $75,000,000 plus, (ii) an amount equal to 75% of the aggregate proceeds received by ART in connection with the offering or issuance of any Capital Stock of ART after the Original Closing Date, plus (iii) an amount equal to 80% of the consolidated retained earnings of ART accrued after the Original Closing Date.

     (dd) Maintenance of Ratio of Total Liabilities to Tangible Net Worth. ART shall not permit the ratio of its Total Liabilities to Tangible Net Worth at any time to be greater than 4:0 to 1:0.

     (ee) Interest Coverage. ART shall not permit, for any Test Period, the ratio of (i) the sum of Consolidated Adjusted EBITDA of ART for such Test Period to (ii) the Consolidated Interest Expense of ART for such Test Period to be less than 2:0 to 1:0.

     (ff) Payout Restrictions. ART shall not make payments in excess of 100% of FFO.

     (gg) Fixed Charge. ART shall maintain a minimum Fixed Charge Coverage Ratio of 1.75x.

     (hh) Unconsolidated Affiliates. (i) ART's ownership of equity interests in Unconsolidated Affiliates shall not exceed 10% of Tangible Net Worth; and (ii) ART may not encumber in excess of 50% of the equity interests permitted under clause (i).

     (ii) Servicer; Servicing Tape. The Seller shall cause each Servicer and PSA Servicer to provide to the Purchaser and to the Custodian, via Electronic Transmission, promptly upon request by the Purchaser a remittance report containing servicing information, including, without limitation, those fields reasonably requested by the Purchaser from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Purchased Items serviced hereunder by the Seller or any Servicer or PSA Servicer for the month (or any portion thereof) prior to the date of the Purchaser's request (such remittance report, an "Asset Tape"). The Seller shall not cause the Purchased Items to be serviced by a third party other than pursuant to the Servicing Agreements or the Pooling and Servicing Agreements or, if not serviced thereunder, by any Servicer other than a Servicer expressly approved in writing by the Purchaser, which approval shall be deemed granted by the Purchaser with respect to each Servicer listed on Schedule 4 attached hereto, as such schedule may be amended or supplemented from time to time, after the execution of this Agreement.

     (jj) Extension or Amendment of Purchased Assets. The Seller will not, except as otherwise permitted in Section 6.10, extend, amend, waive or otherwise modify, or permit any Servicer to extend, amend, waive or otherwise modify, the material terms of any Purchased Item, provided that the foregoing shall not prohibit the Seller, a Servicer or a PSA Servicer from permitting, prior to a default thereunder, any Borrower to exercise an extension option contained in any Mortgage Loan Documents.

     (kk) Remittance of Prepayments. The Seller shall remit or cause to be remitted to the Purchaser with sufficient detail, via Electronic Transmission, to enable the Purchaser to appropriately identify the Purchased Item to which any amount remitted applies, all full or partial principal prepayments (regardless of the source of repayment) on any Purchased Item that the Seller, a Servicer or a PSA Servicer has received or that have been deposited into the Collection



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

Account no later than one (1) Business Days following the date such prepayment was received or deposited.

     (ll) Custodial Agreement and Account Agreement. The Seller shall maintain each of the Custodial Agreement and the Account Agreement in full force and effect and shall not amend or modify either of the Custodial Agreement or the Account Agreement or waive compliance with any provisions thereunder without the prior written consent of the Purchaser.

     (mm) Inconsistent Agreements. Each of the Seller and the Guarantor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any agreement containing any provision that would be violated or breached by any Transaction hereunder or by the performance by the Seller or the Guarantor of its obligations under any Repurchase Document.

     (nn) Escrow Imbalance. The Seller shall (to the extent it is acting as a servicer) or shall cause the Servicer to, no later than five (5) Business Days after learning (from any source) of any material imbalance in any escrow account, fully and completely correct and eliminate such imbalance, including, without limitation, depositing its own funds into such account to eliminate any overdrawal or deficit, to the extent required by the applicable Servicing Agreement (in the case of a Servicer).

     (oo) Maintenance of Property; Insurance. The Seller and the Guarantor shall keep all Property useful and necessary in its business in good working order and condition, shall maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, and furnish to the Purchaser, upon written request, full information as to the insurance carried.

     (pp) Interest Rate Protection Agreements. The Seller shall perform its duties and obligations under and shall otherwise maintain any existing Interest Rate Protection Agreements.

     (qq) Payment of Obligations. Each of the Seller and the Guarantor shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Seller, the Guarantor or any of their Subsidiaries, as the case may be.

     (rr) Distributions in Respect of Purchased Assets. If the Seller shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any Purchased Assets, or otherwise in respect thereof, the Seller shall accept the same as the Purchaser's agent, hold the same in trust for the Purchaser and deliver the same forthwith to the Purchaser (or its designee) in the exact form received, together with duly executed instruments of transfer or assignment in blank and such other documentation as the Purchaser shall reasonably request. If any sums of money or property are paid or distributed in respect of the Purchased Assets and received by the Seller (other than the Borrower Reserve Payments), the Seller shall


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

promptly pay or deliver such money or property to the Purchaser and, until such money or property is so paid or delivered to the Purchaser, hold such money or property in trust for the Purchaser, segregated from other funds of the Seller.

     (ss) Limitation on Indebtedness. The Seller shall not create, incur, assume or suffer to exist any Indebtedness of the Seller, except Indebtedness of the Seller permitted under this Agreement.

     (tt) Unrelated Activities. The Seller shall not engage in any activity other than activities specifically permitted by this Section 5.1, including, but not limited to, investment in real estate related assets and the purchasing, financing and holding of commercial mortgage-backed securities and activities incident thereto.

     (uu) Governing Documents. The Seller shall not amend its Governing Documents without the prior written consent of the Purchaser.

     (vv) Separateness. The Seller shall (i) own no assets, and shall not engage in any business, other than the assets and transactions specifically contemplated by this Agreement; (ii) not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (A) pursuant hereto and under the agreements and documents evidencing, securing or in any other way related to the Purchased Assets, (B) customary representations, warranties, indemnities and other agreements in connection with the origination, acquisition, servicing, collection, enforcement, financing, participation, securitization, sale or other disposition of the Purchased Assets, and (C) obligations under zoning and other governmental regulations, rules, prohibitions and ordinances and proposed restrictions, covenants, conditions, limitations, easements, rights-of-way and other matters existing of public record or proposed to be recorded or filed in the future governing or affecting mortgaged real property or that may otherwise require the consent of or joinder by a mortgagee; (iii) not make any loans or advances to any Affiliate other than loans to the Guarantor which are disclosed in writing to and approved in writing by the Purchaser, and shall not acquire obligations or securities of its Affiliates; (iv) pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets; (v) comply with the provisions of its Governing Documents; (vi) do all things necessary to observe organizational formalities and to preserve its existence, and will not amend, modify or otherwise change its Governing Documents; (vii) maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates (except that such financial statements may be consolidated to the extent consolidation is required under the GAAP consistently applied or as a matter of Applicable Law) and file its own tax returns (except to the extent consolidation is required or permitted under Applicable Law); (viii) be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, and shall not identify itself or any of its Affiliates as a division of the other;
(ix) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (x) not engage in or suffer any change of ownership, dissolution, winding up, liquidation, consolidation or merger in whole or in part; (xi) not commingle its funds or other


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assets with those of any Affiliate or any other Person; (xii) maintain its accounts separate from those of any Affiliate or any other Person; (xiii) shall not hold itself out to be responsible for the debts or obligations of any other Person; (xiv) shall not, without the vote of its Independent Director, (A) file or consent to the filing of any Insolvency Proceeding with respect to the Seller, institute any proceedings under any applicable Insolvency Law or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally with respect to the Seller, (B) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Seller or a substantial portion of its properties, or (C) make any assignment for the benefit of the Seller's creditors; (xv) shall have at all times at least one (1) Independent Director (or such greater number as required by the Purchaser or the Rating Agencies); (xvi) shall maintain an arm's length relationship with its Affiliates; (xvii) maintain a sufficient number of employees in light of contemplated business operations; (xviii) use separate stationary, invoices and checks; and (xvix) allocate fairly and reasonably any overhead for shared office space.

         (ww) Pledge Agreement. Neither the Seller nor the Guarantor shall take any direct or indirect action inconsistent with the Pledge Agreement or the security interest granted thereunder to the Purchaser in the Equity Interests.

         (xx) Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Unmatured Termination Event or Termination Event if such action is taken or condition exists.

         (yy) ART Status. ART shall maintain its status as a real estate investment trust and shall remain listed on a nationally recognized securities exchange in good standing.

         (zz) Prior Interests. Neither the Seller, any Guarantor or any Affiliate of the foregoing shall acquire any interest that is senior in priority to any Purchased Asset unless such senior interest is also a Purchased Asset.

         (aaa) Preferred Equity Interests. The Seller shall not exercise any right of consent or approval with respect to a Preferred Equity Interest without the written consent of the Purchaser. The Seller shall not permit any Capital Stock that is the subject of a Preferred Equity Interest to consist of an interest in an entity other than a partnership or limited liability company and, with respect to such limited partnership and limited liability company interests, shall not permit any such interest to: (i) be dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provide that it is a Security governed by Article 8 of the UCC, (iii) be or become Investment Property, (iv) be held in a Securities Account or (v) constitute a Security or a Financial Asset Without waiving the foregoing covenant or a breach thereof, to the extent any Capital Stock that is the subject of a Preferred Equity Interest violates any of the foregoing clauses (i) through (v), the Seller shall execute and deliver, or cause to be executed or delivered, to the Purchaser (or the Custodian on its behalf) such agreements, documents and instruments as the Purchaser may reasonably require to perfect its security interest in any such Capital Stock. The Seller shall or shall cause the Preferred Equity Grantor to preserve and maintain its legal and



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valid existence, rights, franchises, privileges and good standing in the jurisdiction of its formation and will qualify and remain qualified in good standing in each other jurisdiction where, due to the nature of its business or property, such qualification is necessary. The Seller shall provide evidence to the Purchaser on an annual basis of the Preferred Equity Grantor's compliance with the requirements of this subsection.

         (bbb) Equity Interests. Neither the Seller nor a Guarantor shall repurchase any outstanding common stock or operating partnership units of the Seller or Guarantor prior to the later of (i) the Facility Maturity Date (as it may be extended in accordance with Section 2.4) and (ii) the indefeasible payment in full of the Aggregate Unpaids.

         (ccc) Seller Subsidiaries. Prior to the later of (i) the Facility Maturity Date (as it may be extended in accordance with Section 2.4) and (ii) the indefeasible payment in full of the Aggregate Unpaids, the Seller shall not create, form or permit to exist any Subsidiary (other than a special purpose entity Subsidiary created to acquire and transfer Preferred Equity Interest to the Purchaser as a Co-seller under the Agreement; provided such co-seller executes a Joinder Agreement.


                                   ARTICLE VI

                          ADMINISTRATION AND SERVICING

         SECTION 6.1       SERVICING.

         (a) Appointment. The Purchaser hereby appoints the Seller as its agent to service the Purchased Items and enforce its rights in and under such Purchased Items. The Seller hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto as set forth herein.

         (b) The Seller covenants to maintain or cause the servicing of the Purchased Items to be maintained in conformity with Accepted Servicing Practices and in a manner at least equal in quality to the servicing Seller provides for Mortgage Assets that it owns. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of (i) a Termination Event, (ii) the date on which this Agreement terminates, or (iii) the transfer of servicing approved in writing by the Purchaser.

         SECTION 6.2       SELLER AS SERVICER.

         If the Purchased Items are serviced by the Seller, the Seller agrees that, until the repurchase of a Purchased Item on a Repurchase Date, the Purchaser is the owner of all servicing records for the period that the Purchaser owns the Purchased Items, including, but not limited to, any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, computer programs, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or




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evidencing the servicing of such Purchased Items (the "Servicing Records"). The
Seller covenants to safeguard such Servicing Records and to deliver them promptly to Purchaser or its designee (including the Custodian) at the Purchaser's request.

         SECTION 6.3 THIRD PARTY SERVICER.

         If the Purchased Items are serviced by a Servicer or a PSA Servicer pursuant to a Servicing Agreement or Pooling and Servicing Agreement, as applicable, the Seller (i) shall, in accordance with Subsection 3.2(h), provide a copy of each Servicing Agreement and Pooling and Servicing Agreement to the Purchaser, which shall be in form and substance acceptable to the Purchaser, and, in connection with each Servicing Agreement, shall provide a Servicer Notice to the Purchaser substantially in the form of Exhibit VIII hereto, fully executed by the Seller and the Servicer; and (ii) hereby irrevocably assigns to the Purchaser and the Purchaser's successors and assigns all right, title and interest of the Seller in, to and under, and the benefits of, each Servicing Agreement and each Pooling and Servicing Agreement with respect to the Purchased Items. Notwithstanding the fact that the Seller has contracted with the Servicers to service the Purchased Items, the Seller shall remain liable to the Purchaser for the acts of the Servicers and for the performance of the duties and obligations set forth herein. The Seller agrees that no Person shall assume the servicing obligations with respect to the Purchased Items as successor to a Servicer unless such successor is approved in writing by the Purchaser (which approval shall not be unreasonably withheld or delayed) prior to such assumption of servicing obligations.

         SECTION 6.4 DUTIES OF THE SELLER.

         (a) Duties. The Seller shall take or cause to be taken all such actions as may be necessary or advisable to collect the Purchased Items from time to time, all in accordance with Applicable Laws, with reasonable care and diligence, and in accordance with the standard set forth in Subsection 6.1(b). Without limiting the foregoing, the duties of the Seller shall include the following:

                  (i) preparing and submitting claims to, and post-billing liaison with, Borrowers on each Purchased Item;

                  (ii) maintaining all necessary servicing records with respect to the Purchased Items and providing such reports to the Purchaser in respect of the servicing of the Purchased Items (including information relating to its performance under this Agreement) as may be required hereunder or as the Purchaser may reasonably request;

                  (iii) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate Servicing Records evidencing the Purchased Items in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Purchased Items;

                  (iv) promptly delivering to the Purchaser or the Custodian, from time to time, such information and servicing records (including information relating to its performance



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

         under this Agreement) as the Purchaser or the Custodian may from time to time reasonably request;

                  (v) identifying each Purchased Item clearly and unambiguously in its Servicing Records to reflect that such Purchased Item is owned by the Purchaser pursuant to this Agreement;

                  (vi) notifying the Purchaser of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim of which it has knowledge or has received notice (A) that is or is threatened to be asserted by a Borrower with respect to any Purchased Item (or portion thereof); or (B) that is reasonably expected to have a Material Adverse Effect;

                  (vii) notifying the Purchaser of any proposed changes in its collection policies that could have an adverse effect on the collectibility of the Purchased Items, on the Seller or on the interests of the Purchaser;

                  (viii) maintaining the perfected security interest of the Purchaser in the Purchased Items;

                  (ix) maintaining, in substantially the same manner as the Custodian holds the Mortgaged Loan Documents, all Servicing Records and Servicing Files relating to each Purchased Item; and

                  (x) remitting and causing all Servicers and the PSA Servicers under Servicing Agreements and the Pooling and Servicing Agreements, if applicable, to remit all Income to the Collection Account as required by Subsection 5.1(f).

         (b) Purchaser's Rights. Notwithstanding anything to the contrary contained herein, the exercise by the Purchaser of its rights hereunder shall not release the Seller from any of its duties or responsibilities with respect to the Purchased Items. The Purchaser shall not have any obligation or liability with respect to any Purchased Items, nor shall any of them be obligated to perform any of the obligations of the Seller hereunder.

         (c) Servicing Programs. In the event that the Seller or the Servicers use any software program in servicing the Purchased Items that are licensed from a third party, the Seller shall use its best reasonable efforts to obtain, either before the Original Closing Date or as soon as possible thereafter, whatever licenses or approvals are necessary to allow the Purchaser to use such programs.

         SECTION 6.5       AUTHORIZATION OF THE SELLER.

         (a) The Purchaser hereby authorizes the Seller (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the sale of the Purchased Items to the Purchaser, in the determination of the Seller, to collect all amounts due under any and all Purchased Items, including, without



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limitation, endorsing any of their names on checks and other instruments representing Income, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Purchased Items and, after the delinquency of any Purchased Item and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as the Seller could have done if it had continued to own such Purchased Items. The Purchaser shall furnish the Seller (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties hereunder and shall cooperate with the Seller to the fullest extent in order to ensure the collectibility of the Purchased Items. In no event shall the Seller be entitled to make the Purchaser a party to any litigation without the Purchaser's express prior written consent.

         (b) The Seller shall take such action as the Purchaser may deem necessary or advisable to enforce collection of the Purchased Items; provided, however, subject to all other rights of the Purchaser contained herein, that the Purchaser may, at any time that a Termination Event or Unmatured Termination Event has occurred and is continuing, notify any Borrower with respect to any Purchased Items of the assignment of such Purchased Items to the Purchaser and direct that payments of all amounts due or to become due be made directly to the Purchaser or any servicer, collection agent or lock-box or other account designated by the Purchaser and, upon such notification and at the expense of the Seller, the Purchaser may enforce collection of any such Purchased Items and adjust, settle or compromise the amount or payment thereof.

         SECTION 6.6 COLLECTION OF PAYMENTS.

         (a) Collection Efforts, Modification of Purchased Items. The Seller will, consistent with the standard set forth in Subsection 6.1(b), collect all payments called for under the terms and provisions of the Purchased Items and when the same become due and shall follow those collection procedures that it follows with respect to all comparable Purchased Items that it services for itself or others.

         (b) Acceleration. To the extent consistent with the standard set forth in Subsection 6.1(b), the Seller shall accelerate the maturity of all or any scheduled payments and other amounts due under any Purchased Asset in which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period) promptly after such Purchased Item becomes a Defaulted Mortgage Asset.

         (c) Taxes and Other Amounts. To the extent provided for in any Purchased Item, the Seller shall, consistent with the standard set forth in Subsection 6.1(b), collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Purchased Item and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.



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         SECTION 6.7 REALIZATION UPON DEFAULTED PURCHASED ITEMS.

         The Seller shall, to the extent consistent with the standard set forth in Subsection 6.1(b), use reasonable efforts to repossess or otherwise comparably convert the ownership of any Underlying Mortgaged Property relating to a Defaulted Mortgage Asset and will act as sales and processing agent for such Underlying Mortgaged Property that it repossesses. Consistent with Subsection 6.1(b), the Seller shall follow such other practices and procedures that it deems necessary or advisable and as are customary and usual in its servicing of contracts and other actions by the Seller in order to realize upon such Underlying Mortgaged Property, which practices and procedures may include reasonable efforts to enforce all obligations of Borrowers and repossessing and selling such Underlying Mortgaged Property at public or private sale in circumstances other than those described in the preceding sentence. In any case in which any such Underlying Mortgaged Property has suffered damage, the Seller shall not, unless required by the applicable Mortgage Loan Documents, expend funds in connection with any repair or toward the repossession of such Underlying Mortgaged Property unless it reasonably determines that such repair and/or repossession shall increase the recoveries by an amount greater than the amount of such expenses. With respect to the Preferred Equity Interests, to the extent consistent with Subsection 6.1(b), the Seller shall use reasonable efforts to exercise the remedies provided for under Mortgage Loan Documents for each Preferred Equity Interest that is a Defaulted Mortgage Asset. The Seller shall remit to the Collection Account the recoveries received in connection with the sale or disposition of Underlying Mortgaged Property or other exercise of remedies relating to a Defaulted Mortgage Asset. The Seller shall consult with the Purchaser prior to taking any action under this Section 6.7 and shall take only those actions as the Purchaser may approve in writing in its sole discretion,

         SECTION 6.8 MAINTENANCE OF INSURANCE POLICIES.

         The Seller shall consistent with the standard set forth in Subsection 6.1(b) ensure that each Borrower maintains an insurance policy with respect to any Underlying Mortgaged Property in an amount at least equal to the sum of the Purchase Price of the related Purchased Item and shall ensure that each such insurance policy names the Purchaser as loss payee and as an insured thereunder and that all of the Seller's right, title and interest therein is fully assigned to the Purchaser. Additionally, the Seller shall require that each Borrower maintain property damage liability insurance during the term of each Purchased
Item in amounts and against risks customarily insured against by the Borrower on property owned by it. If a Borrower fails to maintain property damage insurance, the Seller may, in its discretion, purchase and maintain such insurance on behalf of, and at the expense of, the Borrower. In connection with its activities as the Seller, the Seller agrees to present, on behalf of the Purchaser, claims to the insurer under each insurance policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Purchased Item. The Seller's insurance policies with respect to the Underlying Mortgaged Property shall insure against liability for physical damage relating to such property in accordance with the requirements of Subsection 6.1(b). Until the Purchased Items are repurchased by the Seller, the Seller hereby disclaims any and all right, title and interest in and to any insurance policy and insurance proceeds with respect to any Underlying Mortgaged Property, including any insurance policy with respect to which it is named as loss payee and as an insured, and agrees that it has no


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

equitable, beneficial or other interest in the insurance polices and insurance proceeds other than being named as loss payee and as an insured. The Seller acknowledges that, with respect to the insurance policies and insurance proceeds thereof, it is acting solely in the capacity as agent for the Purchaser.

         SECTION 6.9 TERMINATION EVENT.

         If the servicer of the Purchased Items is the Seller, upon the occurrence of a Termination Event, the Purchaser shall have the right to terminate the Seller as the servicer of the Purchased Items and transfer servicing to its designee, at no cost or expense to the Purchaser, at any time thereafter. If the servicer of the Purchased Items is not the Seller, the Purchaser shall have the right, as contemplated in the applicable Servicer Notice, upon the occurrence of a Termination Event, to terminate any applicable Servicing Agreement and transfer servicing to its designee, at no cost or expense to the Purchaser, it being agreed that the Seller will pay any and all fees required to terminate such Servicing Agreement and to effectuate the transfer of servicing to the designee of the Purchaser. The Seller shall fully cooperate and shall cause all Servicers to fully cooperate with the Purchaser in transferring the servicing of the Purchased Items to the Purchaser's designee.

         SECTION 6.10 MODIFICATION.

         Unless otherwise agreed to by the Purchaser in its reasonable discretion until the repurchase of any Purchased Item, the Seller and the Servicers shall have no right to waive, amend, modify or alter the material terms of such Purchased Item and the Seller shall have no obligation or right to repossess such Purchased Item or substitute another Purchased Item, in each case except as provided in the Custodial Agreement.

         SECTION 6.11 INSPECTION.

         In the event the Seller or its Affiliate is servicing the Purchased Items, the Seller shall permit the Purchaser to inspect the Seller's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Purchaser that that Seller or its Affiliate, as the case may be, has the ability to service the Purchased Items as provided in this Agreement.

         SECTION 6.12 SERVICING COMPENSATION.

         As compensation for its servicing activities hereunder and reimbursement for its expenses, the Seller shall be entitled to receive a servicing fee to the extent of funds available therefor in the amount of 25 basis points per annum to be paid monthly (the "Servicing Fee").

         SECTION 6.13 PAYMENT OF CERTAIN EXPENSES BY SERVICER.

         The Seller and any Servicer will be required to pay all expenses incurred by them in connection with their activities under this Agreement, including fees and disbursements of independent accountants, Taxes imposed on the Seller or the Servicers, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and



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expenses not expressly stated under this Agreement for the account of the
Seller. The Seller shall be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account and the Operating Account. The Seller shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

         SECTION 6.14 POOLING AND SERVICING AGREEMENTS.

         Notwithstanding the provisions of this Article VI, to the extent the Purchased Items are serviced by a PSA Servicer (other than the Seller or any Servicer) under a Pooling and Servicing Agreement, (a) the standards for servicing those Purchased Items shall be those set forth in the applicable Pooling and Servicing Agreement, (b) the Seller shall enforce its rights and interests under such agreements for and on behalf of the Purchaser, (c) the Seller shall instruct the applicable PSA Servicer to deposit all Income received in respect of the Purchased Items into the Collection Account within one (1) Business Day of the date the PSA Servicer is obligated to make payments under the applicable Pooling and Servicing Agreement, (d) prior to a Termination Event, the Seller shall not take any action or fail to take any action or consent to any action or inaction under any Pooling and Servicing Agreement where the effect of such action or inaction would prejudice the interests of the Purchaser, (e) the Seller will not consent to any change or modification to any payment dates, interests rates, fees, payments of principal or interest, maturity dates, restrictions on Indebtedness or any monetary term or release any Borrowers, guarantors or collateral without the written consent of the Purchaser, and, (f) following a Termination Event, the Purchaser shall be entitled to exercise any and all rights of the Seller under such Pooling and Servicing Agreements as such rights relate to the Purchased Items.

         SECTION 6.15 SERVICER DEFAULT.

         Any material breach by the Seller, any of its Servicers or the PSA Servicer of the obligations contained in this Article VI or in Subsections 2.9(f) and 5.1(ii) shall constitute a "Servicer Default".


                                   ARTICLE VII

                                   [RESERVED]


                                  ARTICLE VIII

                                SECURITY INTEREST

         SECTION 8.1 SECURITY INTEREST.

         (a) Each of the following items or types of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the




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

Purchased Items (the "Purchased Items"): all Purchased Assets, the Equity Interests, all rights and security interests under each Purchase Agreement (but not the obligations thereunder) to the extent those rights relate to the Purchased Assets, all Mortgage Loan Documents, all Mortgage Asset Files, including, without limitation, all promissory notes, all Security Agreements relating to the Purchased Assets and any other collateral pledged or otherwise relating to such Purchased Assets, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto, all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Purchased Asset, all servicing fees to which such Seller is entitled and servicing and other rights relating to the Purchased Assets, all Servicing Agreements, Servicing Records, Servicing Files and Servicer Accounts established pursuant to any Servicing Agreement, Pooling and Servicing Agreement or otherwise and all amounts on deposit therein, from time to time, all rights of the Seller under any Pooling and Servicing Agreements relating to the Purchased Assets, all other agreements or contracts relating to, constituting, or otherwise governing, any or all of the foregoing to the extent they relate to the Purchased Assets, including the right to receive principal and interest payments and any related fees, breakage fees, late fees and penalties with respect to the Purchased Assets and the right to enforce such payments, insurance policies and the rights to any insurance proceeds, the Collection Account and all monies, cash, deposits, securities or investment property from time to time on deposit in the Collection Account, or any collection account, escrow account, collateral account or lock-box account related to the Purchased Items, rights of the Seller under any letter of credit, guarantee, or other credit support or enhancement related to the Purchased Items, any Interest Rate Protection Agreements relating to the Purchased Assets, all "general intangibles", "accounts", "chattel paper", "deposit accounts", "instruments", "securities", "financial assets" and "investment property" as defined in the Uniform Commercial Code as in effect from time to time relating to or constituting any and all of the foregoing, and any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

         (b) The Purchaser and the Seller intend that the Transactions hereunder be sales to the Purchaser of the Purchased Assets and not loans from the Purchaser to the Seller secured by the Purchased Assets. However, in order to preserve the Purchaser's rights under this Agreement in the event that a court or other forum recharacterizes the Transactions hereunder as loans and as security for the repayment of the Aggregate Unpaids and performance by the Seller of all of the Seller's obligations to the Purchaser hereunder and under the Repurchase Documents and the Transactions entered into hereunder (collectively, the "Repurchase Obligations") and Seller-Related Obligations, the Seller hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Purchased Items to the Purchaser to secure the Repurchase Obligations and Seller-Related Obligations. The assignment, pledge and grant of security interest contained herein shall be, and the Seller hereby represents and warrants to the Purchaser that it is, a first priority perfected security interest. The Seller agrees to mark its computer records and tapes to evidence the interests granted to the Purchaser hereunder. All Purchased Items shall secure the payment of all obligations of the Seller now or hereafter existing under this Agreement and the other Repurchase Documents, including, without limitation, the Seller's obligation to repurchase Purchased Assets, or if such obligation is so recharacterized as a loan, to repay such loan for the Repurchase Price and to pay the Aggregate




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Unpaids and any and all other amounts owing to the Purchaser hereunder, and under the Seller-Related Obligations, including, without limitation, the repayment of all amounts owing to the Purchaser hereunder. For the avoidance of doubt and not by way of limitation of the foregoing, each Purchased Asset, including all Income related thereto, secures the obligations of the Seller (including, without limitation, each Co-Seller) with respect to all other Transactions and the obligations with respect to all other Purchased Assets, including those Purchased Assets that are junior in priority to the Purchased Asset in question.

         (c) Pursuant to the Custodial Agreement, the Custodian shall hold the Mortgage Asset Files as exclusive bailee pursuant to the terms of the Custodial Agreement and shall deliver the Trust Receipts (along with a completed Mortgage Asset File Checklist attached thereto) to the Purchaser, each such Trust Receipt to reflect that the Custodian has reviewed such Mortgage Asset Files in the manner and to the extent required by the Custodial Agreement and identifying any deficiencies in such Mortgage Asset Files as so reviewed.

         (d) The assignment under this Section 8.1 does not constitute and is not intended to result in a creation or an assumption by the Purchaser of any obligation of the Seller or any other Person in connection with any or all of the Purchased Items or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (i) the Seller shall remain liable under the Purchased Assets to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Purchaser of any of its rights in the Purchased Assets shall not release the Seller from any of its duties or obligations under the Purchased Assets, and (iii) the Purchaser shall not have any obligations or liability under the Purchased Assets by reason of this Agreement, nor shall the Purchaser be obligated to perform any of the obligations or duties of the Seller thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 8.2 RELEASE OF LIEN ON PURCHASED ASSETS.

         Except as otherwise provided in a Repurchase Document, at such time as any Purchased Asset is repurchased in accordance with this Agreement, and the Repurchase Price and all other amounts due with respect thereto have been paid in full, the Purchaser will, to the extent requested by the Seller, release its interest in such Purchased Asset and any related Purchased Items; provided, that, the Purchaser will make no representation or warranty, express or implied, with respect to any such Purchased Asset or Purchased Items in connection with such release, except that the Purchaser shall represent and warrant that it has not assigned, conveyed, pledged or otherwise transferred such Purchased Asset or Purchased Items to any other Person.

         SECTION 8.3 FURTHER ASSURANCES.

         The provisions of Section 13.12 shall apply to the security interest granted under Section 8.1 as well as to the Transactions hereunder.



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

         SECTION 8.4       REMEDIES.

         Upon the occurrence of a Termination Event, the Purchaser shall have, with respect to the security interest in the Purchased Items granted pursuant to
Section 8.1, and in addition to all other rights and remedies available to the Purchaser under this Agreement or other Applicable Law, all rights and remedies of a secured party upon default under the UCC.

         SECTION 8.5       WAIVER OF CERTAIN LAWS.

         The Seller agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Purchased Items may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Purchased Items or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Seller, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws and any and all right to have any of the properties or assets constituting the Purchased Items marshaled upon any such sale, and agrees that the Purchaser or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Purchased Items as an entirety or in such parcels as the Purchaser or such court may determine.


                                   ARTICLE IX

                                POWER OF ATTORNEY

         SECTION 9.1       PURCHASER'S APPOINTMENT AS ATTORNEY-IN-FACT.

         (a) Following the occurrence and during the continuance of a Termination Event, the Seller hereby irrevocably constitutes and appoints the Purchaser and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Seller and in the name of the Seller or in its own name, from time to time in the Purchaser's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Seller hereby gives the Purchaser the power and right, on behalf of the Seller, without assent by, but with notice to, the Seller, to do the following (in each case to the extent the Seller is not prohibited by Applicable Law or any applicable Contractual Obligation):

                  (i) in the name of the Seller, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Purchased Items and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the



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         Purchaser for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Purchased Items whenever payable;

                  (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Purchased Items;

                  (iii) (A) to direct any party liable for any payment under any Purchased Items to make payment of any and all moneys due or to become due thereunder directly to the Purchaser or as the Purchaser shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Purchased Items; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Purchased Items; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Purchased Items or any proceeds thereof and to enforce any other right in respect of any Purchased Items; (E) to defend any suit, action or proceeding brought against the Seller with respect to any Purchased Items; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Purchaser may deem appropriate, provided that same does not impose any civil or criminal liability on the Seller or the Guarantor; and (G) generally, to sell, transfer, pledge, exercise rights and make any agreement with respect to or otherwise deal with any Purchased Items as fully and completely as though the Purchaser were the absolute owner thereof for all purposes, and to do, at the Purchaser's option and the Seller's expense, at any time, and from time to time, all acts and things that the Purchaser deems necessary to protect, preserve or realize upon the Purchased Items and the Purchaser's Liens thereon and to effect the intent of this Agreement, all as fully and effectively as such Seller might do;

                  (iv) to direct the actions of the Custodian with respect to the Purchased Items under the Custodial Agreement; and

                  (v) to execute, from time to time, in connection with any sale provided for in Section 10.2, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Purchased Items.

         The Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         (b) The powers conferred on the Purchaser hereunder are solely to protect the Purchaser's interests in the Purchased Items and shall not impose any duty upon it to exercise any such powers. The Purchaser shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Purchaser nor any of its officers, directors, employees or agents shall be responsible to the Seller for any act or failure to act hereunder.




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                                    ARTICLE X

                               TERMINATION EVENTS

         SECTION 10.1      TERMINATION EVENTS.

         The following events shall be Termination Events ("Termination Events") hereunder:

         (a) the aggregate Repurchase Price for all Transactions outstanding on any day exceeds the Maximum Amount and the same continues unremedied for two (2) Business Days after notice from the Purchaser; provided, however, during the period of time that such event remains unremedied, no additional Transaction will be made under this Agreement; or

         (b) a Servicer Default occurs and is continuing; or

         (c) the Facility Maturity Date shall have occurred; or

         (d) an Insolvency Event relating to the Seller, the Guarantor or any Affiliate of the Seller or the Guarantor shall have occurred; or

         (e) the Seller or the Guarantor shall become required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "40 Act") or the arrangements contemplated by the Repurchase Documents shall require registration as an "investment company" within the meaning of the 40 Act; or

         (f) a regulatory, tax or accounting body has ordered that the activities of the Seller or the Guarantor contemplated in the Repurchase Documents be terminated or, as a result of any other event or circumstance, the activities of the Seller or the Guarantor contemplated in the Repurchase Documents may reasonably be expected to cause the Seller or the Guarantor to suffer materially adverse regulatory, accounting or tax consequences; or

         (g) there shall exist any event or occurrence that has caused a Material Adverse Effect; or

         (h) (i) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with regard to any assets of the Seller, the Guarantor or the Pledgor, and such Lien shall not have been released within five (5) Business Days; or

         (i) any material adverse change in the credit quality of the Seller or the Guarantor shall occur; or

         (j) a default or event of default occurs under the RMBS Repurchase Facility; or

         (k) (i) any Repurchase Document, or any Lien or security interest granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate,




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

         cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Seller, the Guarantor or the Pledgor, or

                  (ii) the Seller, the Guarantor, the Pledgor or any other party shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Repurchase Document or any Lien or security interest thereunder, or

                  (iii) the Purchased Items shall not have been sold to the Purchaser, or the Liens contemplated under the Repurchase Documents shall cease or fail to be first priority perfected Liens on any Purchased Items or the Equity Interests in favor of the Purchaser or shall be Liens in favor of any Person other than the Purchaser; or

         (l) the Seller, the Guarantor or the Pledgor shall have failed to observe or perform in any material respect any of the covenants or agreements of the Seller, the Guarantor or the Pledgor set forth in this Agreement or the other Repurchase Documents to which the Seller, the Guarantor or the Pledgor is a party and the same continues unremedied for a period of twenty (20) days after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Seller, the Guarantor or the Pledgor by the Purchaser, and (ii) the date on which the Seller, the Guarantor or the Pledgor becomes aware thereof (provided, however, in the case of a failure which is capable of cure but cannot reasonably be cured within such twenty (20) day period (other than the payment of money), and provided the Seller or the Guarantor shall have timely commenced to cure such failure within such twenty (20) day period (with evidence of same delivered to the Purchaser) and thereafter diligently and expeditiously proceeds to cure the same, such twenty (20) day period shall be extended for an additional twenty
(20) day period); or

         (m) any representation, warranty or certification made by the Seller, the Guarantor or the Pledgor in this Agreement or any Repurchase Document or in any certificate delivered pursuant to this Agreement or any Repurchase Document shall prove to have been incorrect in any material respect when made and that continues to be unremedied for a period of twenty (20) Business Days after the earlier to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Seller, the Guarantor or the Pledgor by the Purchaser, and (ii) the date on which the Seller, the Guarantor or the Pledgor becomes aware thereof; or

         (n) the Seller shall have failed to give instructions or notice to the Purchaser as required by this Agreement, or to deliver any required reports hereunder, on or before the date such instruction, notice or report is required to be made or given, as the case may be, under the terms of this Agreement and such failure continues unremedied for a period of two (2) Business Days after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Seller by the Purchaser and (ii) the date on which the Seller becomes aware thereof; or

         (o) the Seller shall have failed to make any payment due with respect to recourse debt or other obligations or an event or condition shall have occurred that would permit acceleration




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

of such recourse debt or other obligations whether or not such event or condition has been waived; or

         (p) the Seller shall default in the payment of any Repurchase
Price due or any amount due under Sections 2.8 or 2.15 or any other provision of this Agreement or the Repurchase Documents when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment) or the Seller's, any Servicer's or any PSA Servicer's failure to deposit to the Collection Account all Income as required by Subsection 5.1(f); or

         (q) the Seller shall default in the payment of any other amount payable by it hereunder or under any other Repurchase Document after notification by the Purchaser of such default, and such default shall have continued unremedied for two (2) Business Days; or

         (r) a final judgment or judgments for the payment of money in excess of $750,000 in the aggregate shall be rendered against the Seller, the Guarantor or any of their Affiliates by one (1) or more courts, administrative tribunals or other bodies having jurisdiction, and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof; or

         (s) the Seller shall grant, or suffer to exist, any Lien on any Purchased Item (except Permitted Liens) or the Pledgor shall grant, permit or suffer to exist any Lien on any portion of the Equity Interests; or

         (t) the Seller, the Guarantor or any of their Affiliates shall be in default under (i) any Indebtedness or Guarantee Obligation of the Seller, the Guarantor or of their Affiliates, which default (A) involves the failure to pay a matured obligation, or (B) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, (ii) any other material Contractual Obligation to which the Seller, the Guarantor or any of their Affiliates is a party, which default (A) involves the failure to pay a matured obligation, or (B) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract, or (iii) any Seller-Related Obligation; or

         (u) [RESERVED]; or

         (v) (i) the Seller, the Guarantor or an ERISA Affiliate shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Benefit Plan, (ii) any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Seller, the Guarantor or any ERISA Affiliate, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Purchaser, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Plan shall terminate for purposes of Title IV of ERISA, (v) the Seller, the Guarantor or any ERISA Affiliate shall, or in the reasonable opinion of the Purchaser




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

is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan, or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

         (w) the Seller fails to transfer Purchased Assets on the applicable Purchase Date or fails to repurchase Purchased Assets on the applicable Repurchase Date; or

         (x) the Pledgor shall cease to own directly 100% of the issued and outstanding Capital Stock of the Seller and/or the Guarantor shall cease to own indirectly 83% of the issued and outstanding Capital Stock of the Pledgor; or

         (y) the Seller, the Guarantor or the Pledgor shall admit its inability to, or its intentions not to, perform its obligations, covenants or agreements under any Repurchase Document.

         For the purposes of Subsections 10.1(d), (r) and (t) and the next sentence and not with respect to any other provision of this Agreement, the percentage used in the term Affiliate shall be 50% instead of 20%. Subject to the preceding sentence, upon the occurrence of any event described in Subsections 10.1(d), (r) or (t) with respect to any Affiliate, including any Person that becomes an Affiliate of the Seller, the Pledgor or the Guarantor as a result of an exercise by the Seller, the Pledgor or the Guarantor of its remedies in connection with a pledge to the Seller, the Pledgor or the Guarantor of interests in such Person, the Seller shall promptly notify the Purchaser of same in writing and the Purchaser will make a determination in its reasonable discretion and within a reasonable period of time as to whether such event shall constitute a Termination Event.

         SECTION 10.2      REMEDIES.

         (a) If a Termination Event occurs, the following rights and remedies are available to the Purchaser; provided, that a Termination Event shall be deemed to be continuing unless expressly waived by the Purchaser in writing.

                  (i) At the option of the Purchaser, exercised by written notice to the Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Insolvency Event of the Seller, the Guarantor or any of their Affiliates), the Repurchase Date for each Transaction hereunder, if it has not already occurred, shall be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately cancelled). The Purchaser shall (except upon the occurrence of an Insolvency of the Seller, the Guarantor or any of their Affiliates) give notice to the Seller of the exercise of such option as promptly as practicable.

                  (ii) If the Purchaser exercises or is deemed to have exercised the option referred to in Subsection 10.2(a)(i),



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                           (A) (1) the Seller's obligations in such Transactions
                  to repurchase all Purchased Items, at the Repurchase Price therefor on the Repurchase Date, and, without duplication, to pay the Aggregate Unpaids and all other amounts owed by the Seller hereunder and under the other Repurchase Documents, shall thereupon become immediately due and payable, (2) all Income paid after such exercise or deemed exercise shall be retained by the Purchaser and applied to the aggregate unpaid Repurchase Price, the Aggregate Unpaids and any other amounts owed by the Seller hereunder and under the other Repurchase Documents, and (3) the Seller shall immediately deliver to the Purchaser any Purchased Items subject to such Transactions then in the Seller's possession or control; and

                           (B) all Income actually received by the Purchaser
                  pursuant to Section 2.8 (excluding any Late Payment Fees paid pursuant to Subsection 2.5(a)) shall be applied to the aggregate unpaid Repurchase Price and Aggregate Unpaids and any other amounts owed by the Seller hereunder or the other Repurchase Documents.

                  (iii) Upon the occurrence of one or more Termination Events, and subject to Section 6.14, the Purchaser shall have the right to obtain physical possession of the Servicing Records (subject to the provisions of the Custodial Agreement), the Servicing Files and all other files of the Seller relating to the Purchased Items and all documents relating to the Purchased Items which are then or may thereafter come into the possession of the Seller or any third party acting for the Seller, and the Seller shall deliver to the Purchaser such assignments as the Purchaser shall request, and the Purchaser shall have the right to appoint any Person to act as the Servicer for the Purchased Assets. The Purchaser shall be entitled to specific performance of all agreements of the Seller contained in the Repurchase Documents.

                  (iv) At any time after the second (2nd) Business Day following notice to the Seller (which notice may be the notice given under Subsection 10.2(a)(i)), in the event the Seller has not repurchased all Purchased Items, the Purchaser may (A) immediately sell, without demand or further notice of any kind, at a public or private sale and at such price or prices as the Purchaser may deem reasonably satisfactory any or all Purchased Items subject to such Transactions hereunder and apply the proceeds thereof to the aggregate unpaid Repurchase Price, the Aggregate Unpaids and any other amounts owed by the Seller hereunder and under the other Repurchase Documents, or (B) in its sole discretion, elect, in lieu of selling all or a portion of such Purchased Items, to give the Seller credit for such Purchased Items in an amount equal to the Market Value of the Purchased Items against the aggregate unpaid Repurchase Price, the Aggregate Unpaids and any other amounts owing by the Seller hereunder and under the other Repurchase Documents. The proceeds of any disposition of Purchased Items shall be applied first to the costs and expenses incurred by the Purchaser in connection with the Seller's default; second to the costs of related covering and/or related hedging transactions; third to the Repurchase Price; fourth to the Aggregate Unpaids and any other amounts owed by the Seller hereunder or under the other Repurchase Documents; and fifth to the Seller.



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

                  (v) The Seller agrees that the Purchaser may obtain an injunction or an order of specific performance to compel the Seller to fulfill any of its obligations as set forth in Article X if the Seller fails or refuses to perform its obligations as set forth therein.

                  (vi) The Seller shall be liable to the Purchaser, payable as and when incurred by the Purchaser, for (A) the amount of all reasonable actual out-of-pocket expenses, including legal or other expenses incurred by the Purchaser in connection with or as a consequence of a Termination Event, and (B) all reasonable costs incurred in connection with hedging or covering transactions.

                  (vii) The Purchaser shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or Applicable Law.

         (b) The Purchaser may exercise one or more of the remedies available to the Purchaser immediately upon the occurrence of a Termination Event and, except to the extent provided in Subsections 10.2(a)(i) and 10.2(a)(iv), at any time thereafter without notice to the Seller. All rights and remedies arising under this Agreement, as amended from time to time, are cumulative and not exclusive of any other rights or remedies that the Purchaser may have.

         (c) The Purchaser may enforce its rights and remedies hereunder without prior judicial process or hearing, and the Seller hereby expressly waives any defenses the Seller might otherwise have to require the Purchaser to enforce its rights by judicial process. The Seller also waives any defense (other than a defense of payment or performance) the Seller might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Purchased Items, or from any other election of remedies. The Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's-length.

         (d) To the extent permitted by Applicable Law, the Seller shall be liable to the Purchaser for interest on any amounts owing by the Seller hereunder, from the date the Seller becomes liable for such amounts hereunder until such amounts are (i) paid in full by the Seller or (ii) satisfied in full by the exercise of the Purchaser's rights hereunder. Interest on any sum payable by the Seller to the Purchaser under this Subsection 10.2(d) shall accrue interest from and after the date of the Termination Event at a rate equal to the Post-Default Rate.

         (e) In addition to the rights under this Section 10.2, upon a Termination Event the Purchaser shall no longer be obligated to enter into any additional Transactions pursuant to any outstanding Confirmation and the Purchaser shall have the following additional rights if a Termination Event occurs:

                  (i) The Purchaser and the Seller agree and acknowledge that the Purchased Assets constitute collateral that may decline rapidly in value. Accordingly, notwithstanding anything to the contrary in this Agreement, the Purchaser shall not be required to give notice to the Seller or any other Repurchase Party prior to exercising any remedy in respect of a Termination Event. If no prior notice is given, the Purchaser shall



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

         give notice to the Seller of the remedies effected by the Purchaser promptly thereafter. The Purchaser shall act in good faith in exercising its rights pursuant to this section.

                  (ii) The Purchaser may, in its sole discretion, elect to hold any Purchased Asset for its own account and earn the related interest on the full face amount thereof.

         (f) The Purchaser shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or Applicable Law.

         SECTION 10.3      DETERMINATION OF TERMINATION EVENTS.

         In making a determination as to whether a Termination Event has occurred, the Purchaser shall be entitled to rely on reports published or broadcast by media sources believed by the Purchaser to be generally reliable and on information provided to it by any other sources believed by it to be generally reliable, provided that (i) the Purchaser reasonably and in good faith believes such information to be accurate and has taken such steps as may be reasonable in the circumstances (including consulting with the Seller, the Pledgor and/or the Guarantor) to attempt to verify such information.


                                   ARTICLE XI

                                 INDEMNIFICATION

         SECTION 11.1      INDEMNITIES BY THE SELLER.

         (a) The Seller agrees to hold the Purchaser and its Affiliates and the Purchaser and its Affiliates' officers, directors, shareholders, employees, agents, Affiliates and advisors (each an "Indemnified Party" and collectively the "Indemnified Parties") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind that may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the "Indemnified Amounts") relating to or arising out of this Agreement, the Repurchase Documents or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Repurchase Documents or any transaction contemplated hereby or thereby, any Purchased Asset or any violation of Applicable Law related to any of the forgoing (including, without limitation, violation of securities laws), that, in each case, results from anything other than any Indemnified Party's gross negligence or willful misconduct or, with respect to any Purchased Item that is a Wachovia Asset, for or in connection with any matters arising from events that occurred prior to the Original Purchase Date. Without limiting the generality of the foregoing, the Seller agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Indemnified Amounts with respect to all Purchased Items relating to or arising out of any violation or alleged violation of, noncompliance with or liability under any law, rule or regulation (including, without limitation, Environmental Laws) that, in each case, results from anything other than such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Purchased




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Item for any sum owing thereunder, or to enforce any provisions of any Purchased
Item, the Seller will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the account debtor or obligor thereunder arising out of a breach by the Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Seller. The Seller also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs, expenses and fees incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under this Agreement, the Repurchase Documents and any transaction contemplated hereby or thereby, including, without limitation, the reasonable fees and disbursements of its counsel.

         (b) Any amounts subject to the indemnification provisions of this
Section 11.1 shall be paid by the Seller to the Indemnified Party within five
(5) Business Days following such Person's demand therefor.

         (c) The obligations of the Seller under this Section 11.1 shall survive the resignation or removal of the Purchaser and the termination of this Agreement.


                                   ARTICLE XII

                                   [RESERVED]


                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1      AMENDMENTS AND WAIVERS.

         Except as provided in this Section 13.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Seller, the Purchaser and the Guarantor. Any waiver or consent shall be effective only if it is in writing and only in the specific instance and for the specific purpose for which given.

         SECTION 13.2      NOTICES, ETC.

         All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five (5) days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex,



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

when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained.

         SECTION 13.3 SET-OFFS.

         In addition to any rights and remedies of the Purchaser provided by this Agreement and by Applicable Law, the Purchaser shall have the right, without prior notice to Seller or the Guarantor, any such notice being expressly waived by Seller and the Guarantor to the extent permitted by Applicable Law, upon any amount becoming due and payable by Seller or the Guarantor to the Purchaser hereunder, under the Repurchase Documents or otherwise (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all monies and other property of Seller or the Guarantor, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any and all other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, and in each case at any time held or owing by the Purchaser or any Affiliate thereof to or for the credit or the account of Seller or the Guarantor. The Purchaser agrees promptly to notify the Seller and the Guarantor after any such set-off and application made by the Purchaser, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         SECTION 13.4 NO WAIVER; REMEDIES.

         No failure on the part of the Purchaser to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

         SECTION 13.5 BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the Seller, the Purchaser, the Guarantor and their respective successors and permitted assigns.

         SECTION 13.6 TERM OF THIS AGREEMENT.

         (a) This Agreement, including, without limitation, the Seller's and the Guarantor's representations, covenants and duties set herein, create and constitute the continuing obligation of the parties hereto in accordance with its terms and shall remain in full force and effect until the Aggregate Unpaids are paid in full; provided, however, that the indemnification and payment provisions of Article XI, the provisions of Sections 2.5(b), 2.13, 2.14, 13.9,
13.11 and 13.13 and any other provision that by its terms expressly survives termination, shall be continuing and shall survive any termination of this Agreement.

         (b) Subject to Subsection 13.6(a), this Agreement may be terminated by the Purchaser or the Seller upon giving written notice to the other and to the Guarantor, except that



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this Agreement shall, notwithstanding such notice, remain applicable to any
Transaction then outstanding.

         SECTION 13.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                      OBJECTION TO VENUE.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         SECTION 13.8 WAIVER OF JURY TRIAL.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         SECTION 13.9 COSTS, EXPENSES AND TAXES.

         (a) The Seller agrees to pay as and when billed by the Purchaser all of the reasonable out-of-pocket costs and expenses incurred by the Purchaser in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Repurchase Documents or any other documents and agreements prepared in connection herewith or therewith. The Seller agrees to pay as and when billed by the Purchaser all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including, without limitation, (i) all the reasonable fees, disbursements and expenses of counsel to the Purchaser and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Purchaser with respect to the Purchased Assets under this Agreement, including, but not limited to, those costs and expenses incurred by the Purchaser and reimbursable by the Seller pursuant to Subsection 11.1(a) of this Agreement.

         (b) The Seller shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing



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

and recording of this Agreement, the Repurchase Documents or the other documents to be delivered hereunder or thereunder or the funding or maintenance of Transactions hereunder.

         SECTION 13.10 LEGAL MATTERS.

         (a) In the event of any conflict between the terms of this Agreement, any other Repurchase Document and any Confirmation, the documents shall control in the following order of priority: first, the terms of the Confirmation shall prevail, then the terms of this Agreement shall prevail, and then the terms of the other Repurchase Documents shall prevail.

         (b) Each of the Seller and the Guarantor hereby acknowledges that:

                  (i) it has been advised by counsel in the negotiation, execution and delivery of the Repurchase Documents;

                  (ii) it has no fiduciary relationship with the Purchaser; and

                  (iii) no joint venture exists with the Purchaser.

         SECTION 13.11 RECOURSE AGAINST CERTAIN PARTIES.

         No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Purchaser or the Guarantor as contained in this Agreement, the Repurchase Documents or any other agreement, instrument or document entered into by the Purchaser or the Guarantor any such party pursuant hereto or thereto or in connection herewith or therewith shall be had against any administrator of the Purchaser or the Guarantor or any incorporator, Affiliate (direct or indirect), owner, member, partner, stockholder, officer, director, employee, agent or attorney of the Purchaser or the Guarantor or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Purchaser or the Guarantor contained in this Agreement, the Repurchase Documents and all of the other agreements, instruments and documents entered into by it pursuant hereto or thereto or in connection herewith or therewith are, in each case, solely the corporate obligations of the Purchaser or the Guarantor, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Purchaser or the Guarantor or any incorporator, owner, member, partner, stockholder, Affiliate (direct or indirect), officer, director, employee, agent or attorney of the Purchaser or the Guarantor, or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of the Purchaser or the Guarantor contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of the Purchaser or the Guarantor and each incorporator, owner, member, partner, stockholder, Affiliate (direct or indirect), officer, director, employee, agent or attorney of the Purchaser or the Guarantor, or of any such administrator, or any of them, for breaches by the Purchaser or the Guarantor of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for



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the execution of this Agreement. The provisions of this Section 13.11 shall survive the termination of this Agreement.

         SECTION 13.12 PROTECTION OF RIGHT, TITLE AND INTEREST IN THE PURCHASED
                       ASSETS; FURTHER ACTION EVIDENCING TRANSACTIONS.

         (a) The Seller shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser to the Purchased Items to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to all property comprising the Purchased Items. The Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall execute any and all documents reasonably required to fulfill the intent of this Subsection 13.12(a).

         (b) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that the Purchaser may reasonably request in order to perfect, protect or more fully evidence the Transactions hereunder and the security interest granted in the Purchased Items, or to enable the Purchaser to exercise and enforce their rights and remedies hereunder or under any Repurchase Document.

         (c) If the Seller fails to perform any of its obligations hereunder, the Purchaser may (but shall not be required to) perform, or cause performance of, such obligation; and the Purchaser's costs and expenses incurred in connection therewith shall be payable by the Seller. The Seller irrevocably appoints the Purchaser as its attorney-in-fact and authorizes the Purchaser to act on behalf of the Seller (i) to execute on behalf of the Seller as debtor and to file financing statements necessary or desirable in the Purchaser's sole discretion to perfect and to maintain the perfection and priority of the interest in the Purchased Items, and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Purchased Items as a financing statement in such offices as the Purchaser in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests in the Purchased Items. This appointment is coupled with an interest and is irrevocable.

         (d) Without limiting the generality of the foregoing, the Seller will not earlier than six (6) months and not later than three (3) months prior to the fifth anniversary of the date of filing of the financing statement referred to in Subsection 3.1(g) or any other financing statement filed pursuant to this Agreement or in connection with any Transaction hereunder, unless the Aggregate Unpaids have been paid in full:

                  (i) execute and deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement; and



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

                  (ii) deliver or cause to be delivered to the Purchaser an opinion of the counsel for the Seller, in form and substance reasonably satisfactory to the Purchaser, confirming and updating the opinion delivered pursuant to Subsection 3.1(h) with respect to perfection and otherwise to the effect that the security interest hereunder continues to be an enforceable and perfected security interest, subject to no other Liens of record except as provided herein or otherwise permitted hereunder, which opinion may contain usual and customary assumptions, limitations and exceptions.

         SECTION 13.13 CONFIDENTIALITY.

         (a) Each of the Purchaser, the Seller and the Guarantor shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and all information with respect to the other parties, including all information regarding the Purchased Items and each party's business obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, attorneys, investors, potential investors, Affiliates and the agents of such Persons ("Excepted Persons"); provided, however, that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the Purchaser, the Seller and the Guarantor that such information shall be used solely in connection with such Excepted Person's evaluation of, or relationship with, the Seller, the Guarantor and their Affiliates, (ii) disclose the existence of the Agreement and the Repurchase Documents, but not the financial terms thereof, (iii) disclose such information as is required by Applicable Law, and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Repurchase Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies or interests under or in connection with any of the Repurchase Documents. It is understood that the financial terms that may not be disclosed except in compliance with this Subsection 13.13(a) include, without limitation, all fees and other pricing terms and all Termination Events and priority of payment provisions.

         (b) Anything herein to the contrary notwithstanding, each of the Seller and the Guarantor hereby consents to the disclosure of any nonpublic information with respect to it by the Purchaser to any prospective or actual assignee, participant or pledgee provided each such Person is informed of the confidential nature of such information and such Person agrees to be bound by the confidentiality provisions set forth herein.

         (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known; (ii) disclosure of any and all information
(A) if required to do so by any Applicable Law, (B) to any Governmental Authority having or claiming authority to regulate or oversee any respects of the Purchaser's, the Seller's or the Guarantor's business or that of their respective Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Purchaser, the Seller or the Guarantor or an officer, director, employer, shareholder, owner, member, partner, agent, employee or Affiliate of any of the foregoing is a party, (D) in any preliminary or final offering




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circular, registration statement or contract or other document approved in writing in advance by the Seller and the Guarantor, or (E) to any Affiliate, independent or internal auditor, agent, employee or attorney of the Custodian having a need to know the same, provided that the Custodian advises such recipient of the confidential nature of the information being disclosed and such Person agrees to be bound by the confidentiality provisions set forth herein; or
(iii) any other disclosure authorized by the Purchaser, the Seller or the Guarantor, as applicable.

         (d) Notwithstanding anything to the contrary contained herein or in any related document, all Persons may disclose to any and all Persons, without limitation of any kind, the federal income tax treatment of any of the transactions contemplated by this Repurchase Agreement or any other related document, any fact relevant to understanding the federal tax treatment of such transactions and all materials of any kind (including opinions or other tax analyses) relating to such federal income tax treatment.

         SECTION 13.14     EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement and any other Repurchase Document executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto and thereto with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

         SECTION 13.15     SELLER'S WAIVER OF SETOFF.

         Each of the parties hereto (other than the Purchaser) hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against the Purchaser or its assets.

         SECTION 13.16 ASSIGNMENTS AND PARTICIPATIONS; HYPOTHECATION OF PURCHASED ASSETS.

         (a) Neither the Seller nor the Guarantor may assign any of its rights or obligations under this Agreement without the prior written consent of the Purchaser and any attempt by the Seller or the Guarantor to assign any of its rights or obligations under this Agreement without the prior written consent of the Purchaser shall be null and void. The Purchaser may upon notice to the Seller and the Guarantor, and, (i) without the consent of the Seller or the Guarantor (A) in the case of a Pre-Approved Purchaser or (B) after a Termination Event, and (ii) with the prior written consent of the Seller and the Guarantor (not to be unreasonably withheld or delayed) in the case of a Person that is not a Pre-Approved Purchaser, sell, transfer, assign, pledge or grant participation interests to any Person in any Transaction, its interest in the Purchased Assets or any other interest of the Purchaser under this Agreement (any such entity, a "Transferee"),



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

provided that any assignment effected pursuant to this Subsection 13.16(a) shall be in respect of Purchased Assets with a minimum Purchase Price of $5,000,000 (other than in the case of (i) an assignment of all of the interests then held by the Purchaser (or a Transferee) or (ii) a transfer to an Affiliate of the Purchaser (or a Transferee). Each of the Seller and the Guarantor agrees to cooperate with the Purchaser, at the Purchaser's expense, in connection with any such assignment, transfer, pledge, participation or sale, and to enter into such restatements of, and amendments, supplements and other modifications to this Agreement, in order to give effect to such assignment, transfer, pledge, participation or sale.

         (b) The Purchaser shall have free and unrestricted use of all Purchased Assets and nothing in this Agreement shall preclude the Purchaser from engaging in repurchase transactions with the Purchased Assets or otherwise pledging, transferring, hypothecating, or rehypothecating the Purchased Assets; provided, however, that the Purchaser shall transfer the Purchased Assets to the Seller on the applicable Repurchase Date free and clear of any Lien on any of the Purchased Assets. Nothing contained in this Agreement shall obligate the Purchaser to segregate any Purchased Assets transferred to the Purchaser by the Seller.

         SECTION 13.17     HEADING AND EXHIBITS.

         The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         SECTION 13.18     SINGLE AGREEMENTS.

         The Purchaser, the Seller and the Guarantor acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that all Transactions hereunder constitute a single business and contractual relationship and that each has been entered into in consideration of the other Transactions. Accordingly, each of the Purchaser, the Seller and the Guarantor agrees to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder.

         SECTION 13.19     DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS.

         The parties acknowledge that they have been advised that:

         (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Exchange Act, the provisions of the Securities Investor Protection Act of 1970 ("SIPA") will not provide protection to the other parties with respect to any Transaction hereunder;

         (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the




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

Exchange Act, SIPA will not provide protection to the other parties with respect to any Transaction hereunder;

         (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable; and

         (d) in the case of Transactions in which one of the parties is an "insured depository institution" as that term is defined in Section 1813(c)(2) of Title 12 of the Code, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Savings Association Insurance Fund or the Bank Insurance Fund, as applicable.

         SECTION 13.20     INTENT.

         (a) The parties recognize that each Transaction is a "Repurchase Agreement" as that term is defined in Section 101 of Title 11 of the United States Code (except insofar as the type of Purchased Assets subject to such Transaction or the term of such Transaction would render such definition inapplicable) and a "Securities Contract" as that term is defined in Section 741 of Title 11 of the United States Code (except insofar as the type of Purchased Assets subject to such Transaction would render such definition inapplicable).

         (b) The parties agree and acknowledge that if a party hereto is an "Insured Depository Institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "Qualified Financial Contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of Purchased Assets subject to such Transaction would render such definition inapplicable).

         (c) It is understood that this Agreement constitutes a "Netting Contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "Covered Contractual Payment Entitlement" or "Covered Contractual Payment Obligation", respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "Financial Institution" as that term is defined in FDICIA or regulations promulgated thereunder).

         (d) It is understood that any party's right to liquidate Purchased Assets delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 10.2 is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

         SECTION 13.21     PERIODIC DUE DILIGENCE REVIEW.

         Each of the Seller and the Guarantor acknowledges that the Purchaser has the right to perform continuing due diligence reviews with respect to the Purchased Items for purposes of




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verifying compliance with the representations, warranties, covenants, agreements and specifications made hereunder, or otherwise, and each of the Seller and the Guarantor agrees that upon reasonable (but no less than one (1) Business Day's) prior notice, unless a Termination Event shall have occurred, in which case no notice is required, to the Seller or the Guarantor, as applicable, the Purchaser or its authorized representatives shall be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Asset Files and any and all documents, records, agreements, instruments or information relating to such Purchased Items in the possession or under the control of the Seller, the Guarantor and/or the Custodian. Each of the Seller and the Guarantor also shall make available to the Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Asset Files and the Purchased Items. Each of the Seller and the Guarantor shall also make available to the Purchaser any accountants or auditors of the Seller or the Guarantor to answer any questions or provide any documents as the Purchaser may require. The Seller will also cause each of the Servicers and PSA Servicers (to the extent permitted under the applicable Pooling and Servicing Agreement) to cooperate with the Purchaser by permitting the Purchaser to conduct due diligence reviews of files of each such Servicer and PSA
Servicer. Without limiting the generality of the foregoing, the Seller acknowledges that the Purchaser may purchase Purchased Items from the Seller based solely upon the information provided by the Seller to the Purchaser in the Seller Asset Schedule and the representations, warranties and covenants contained herein, and that the Purchaser, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Items purchased in a Transaction, including, without limitation, ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Purchased Assets. The Purchaser may underwrite such Purchased Assets itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each of the Seller and the Guarantor agrees to cooperate with the Purchaser and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Purchaser and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of the Seller or the Guarantor. The Purchaser shall pay all out-of-pocket costs and expenses incurred by the Purchaser not exceeding $2,500 per Underlying Mortgaged Property in connection with the Purchaser's activities pursuant to this Section 13.21 ("Due Diligence Costs"); provided that, in the event that an Unmatured Termination Event or Termination Event shall have occurred, the Seller shall reimburse the Purchaser for all Due Diligence Costs (without regard to $2,500 cap) incurred by the Purchaser from and after the date of such Unmatured Termination Event or Termination Event in connection with the Purchaser's activities pursuant to this Section 13.21.

         SECTION 13.22     USE OF EMPLOYEE PLAN ASSETS.

         (a) If assets of an employee benefit plan subject to any provision ERISA are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.



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

         (b) Subject to the last sentence of Subsection 13.22(a) above, any such Transaction shall proceed only if the Plan Party furnishes or has furnished to the other party its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

         (c) By entering into a Transaction pursuant to this Section 13.22, the Seller shall be deemed (i) to represent to the Purchaser that since the date of the Seller's latest such financial statements, there has been no material adverse change in the Seller's financial condition which Seller has not disclosed to the Purchaser, and (ii) to agree to provide the Purchaser with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

         (d) In consideration of the amendments and modifications set forth in this Agreement and the amendments and modifications to the other Repurchase Documents, each of the Seller and Guarantor releases and holds harmless the Purchaser, its officers, employees, agents and Affiliates from and against any claim, action, suit, demand, cost, expense or liability of any kind relating to this Agreement and the other Repurchase Documents, the Purchased Assets, the Transactions, the administration of this Agreement and the other Repurchase Documents, the Purchased Assets or any Transaction or any business communications and dealings among the Seller, the Guarantor and/or the Purchaser concerning this Agreement and the other Repurchase Documents, the Purchased Assets or any Transaction through the date of execution hereof.

         SECTION 13.23     MODIFICATION OF OTHER REPURCHASE DOCUMENTS.

         The amendments and modifications to this Agreement shall amend and modify the other Repurchase Documents (including, without limitation, the Pledge Agreement) to the extent such other Repurchase Documents are not separately amended or modified. The Seller and the Guarantor agree and the Pledgor consents that all other Repurchase Documents that are not separately amended or modified are binding and enforceable obligations and are in full force and effect, as modified and amended by this Agreement. The Seller and the Guarantor agree and the Pledgor consents that the term "Closing Date," as used in the Pledge Agreement, shall mean the Original Closing Date.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE SELLER:                          ARBOR REALTY FUNDING LLC

                                     By:      /s/ John Natalone
                                         ---------------------------------------
                                     Name:    John Natalone
                                     Title:   Vice President

                                     Arbor Realty Funding LLC
                                     c/o Arbor Commercial Mortgage LLC
                                     333 Earle Ovington Boulevard
                                     Uniondale, New York  11553
                                     Attention:        Guy Milone, Esq.
                                     Facsimile No.:    (516) 832-6431
                                     Confirmation No.: (516) 832-7431


                  [Signatures Continued on the Following Page]

THE PURCHASER:                        WACHOVIA BANK, NATIONAL ASSOCIATION

                                      By:       /s/ Marianne Hickman
                                           -------------------------------------
                                      Name:     Marianne Hickman
                                           -------------------------------------
                                      Title:    Director
                                            ------------------------------------

                                      Wachovia Bank, National Association
                                      One Wachovia Center, Mail Code:  NC0166
                                      301 South College Street
                                      Charlotte, North Carolina  28288
                                      Attention:        Marianne Hickman
                                      Facsimile No.:    (704) 715-0066
                                      Confirmation No.: (704) 715-7818


                  [Signatures Continued on the Following Page]

THE GUARANTORS:                       ARBOR REALTY TRUST, INC.,
                                      a Maryland corporation

                                      By:      /s/ John Natalone
                                           ------------------------------------
                                      Name:    John Natalone
                                      Title:   Vice President



                                      Arbor Realty Trust, Inc.
                                      c/o Arbor Commercial Mortgage LLC
                                      333 Earle Ovington Boulevard
                                      Uniondale, New York  11553
                                      Attention:        Guy Milone, Esq.
                                      Facsimile No.:    (516) 832-6431
                                      Confirmation No.: (516) 832-7431


                                      ARBOR REALTY LIMITED PARTNERSHIP,
                                      a Delaware Limited Partnership

                                      By:  Arbor Realty GPOP, Inc., its General
                                           Partner

                                           By:      /s/ John Natalone
                                                    ----------------------------
                                           Name:    John Natalone
                                           Title:   Vice President

                                      Arbor Realty Limited Partnership
                                      c/o Arbor Commercial Mortgage LLC
                                      333 Earle Ovington Boulevard
                                      Uniondale, New York  11553
                                      Attention:         Guy Milone, Esq.
                                      Facsimile No.:     (516) 832-6431


                  [Signatures Continued on the Following Page]

Arbor Realty hereby confirms that the Pledge Agreement is binding and enforceable and is in full force and effect, as modified by this Agreement.

PLEDGOR:                              ARBOR REALTY TRUST, INC.,
                                      a Maryland corporation

                                      By:      /s/ John Natalone
                                           -------------------------------------
                                      Name:    John Natalone
                                      Title:   Vice President

                                      Arbor Realty Trust, Inc.
                                      c/o Arbor Commercial Mortgage LLC
                                      333 Earle Ovington Boulevard
                                      Uniondale, New York  11553
                                      Attention:        Guy Milone, Esq.
                                      Facsimile No.:    (516) 832-6431
                                      Confirmation No.: (516) 832-7431

                                                                      SCHEDULE 1
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


            REPRESENTATIONS AND WARRANTIES REGARDING MORTGAGE ASSETS


         The Seller represents and warrants to the Purchaser, with respect to each Mortgage Asset, that except as specifically disclosed to and approved by the Purchaser in writing, as of the Purchase Date for the purchase of any Purchased Assets by the Purchaser from the Seller and as of the date of this Agreement and any Transaction hereunder and at all times while the Repurchase Documents and any Transaction hereunder is in full force and effect, the representations set forth on Schedule 1 shall be true and correct in all material respects; provided, however, with respect to Wachovia Assets, such representations and warranties shall not be deemed to include events that occurred prior to the date Wachovia or an Affiliate (direct or indirect) sold such Mortgage Asset.

                                     PART I

                        WHOLE LOANS AND JUNIOR INTERESTS

         1. The Mortgage Asset is an Eligible Asset, as set forth in the Agreement, in all material respects as of the Purchase Date and at all times thereafter.

         2. The information pertaining to the Mortgage Asset set forth in the Seller Asset Schedule is true and correct in all material respects as of the Purchase Date.

         3. As of the date of its origination, the Mortgage Asset complied in all material respects with, or was exempt from, all requirements of Applicable Law relating to the origination of the Mortgage Asset.

         4. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, the Mortgage Asset, and the Seller is transferring the Mortgage Asset free and clear of any and all Liens (other than Permitted Liens). Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all of the Seller's legal and beneficial interest in and to the related Eligible Asset, free and clear of any Lien (other than Permitted Liens).

         5. Except for any amounts held in escrow by the Seller, the proceeds of the Mortgage Asset have been fully disbursed, and there is no requirement for future advances thereunder by the Mortgagee.

         6. The Mortgage Note, Mortgage, Assignment of Leases (if any), Junior Interest Note and other agreements executed in connection with the Mortgage Asset have been duly and




                               Schedule 1, Page 1
properly executed and are the legal, valid and binding obligations of the related Borrower (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with their terms, except (i) that certain provisions contained in the Mortgage Loan Documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan Documents invalid as a whole, and the Mortgage Loan Documents, taken as a whole, are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby, and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Mortgage Note, Mortgage and the Junior Interest Note contain no provision limiting the right or ability of the Seller to assign, transfer, convey or participate the Mortgage Asset to any other Person, except to the extent the provisions have been waived or satisfied.

         7. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s), Junior Interest Notes or other agreements executed in connection therewith, and, as of the Purchase Date, there is no valid offset, defense, counterclaim or right to rescission with respect to the Mortgage Notes, Mortgage(s), Junior Interest Notes or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

         8. The related Assignment of Mortgage and Assignment of Leases from the Seller to the Purchaser constitutes a legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Seller's interest in each Mortgage, Mortgage Note, Junior Interest Note and Assignment of Leases is freely assignable by the Seller.

         9. The Mortgage is a valid and enforceable first Lien on the Underlying Mortgaged Property subject only to the exceptions set forth in paragraph (6) above and the following Title Exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the Lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and delinquent, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or materially and adversely affects the value of the Underlying Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (13) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or materially and adversely affects the value of the Underlying Mortgaged Property,



                               Schedule 1, Page 2

(d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or materially and adversely affects the value of the Underlying Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Underlying Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Asset is cross-collateralized with any other Mortgage Asset, except as described below, the Lien of the Mortgage for such other Mortgage Asset, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or materially and adversely affects the value of the Underlying Mortgaged Property. With respect to Whole Loans, there are no Mortgage Asset or other assets or interests that are senior or pari passu with respect to the Underlying Mortgaged Property of the Mortgage Asset.

         10. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of the Mortgage Asset to perfect a valid security interest in all items of personal property reasonably necessary to operate the Underlying Mortgaged Property owned by the Borrower and located on the Underlying Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Asset or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to Applicable Law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the Mortgage Asset establish and create a valid and enforceable Lien and first priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivorship, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any perfected security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

         11. All real estate taxes and governmental assessments, or installments thereof, that would be a Lien of priority equal to or higher than the Lien on the related Mortgage on the Underlying Mortgaged Property and that prior to the Purchase Date have become delinquent in respect of the Underlying Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon, and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.



                               Schedule 1, Page 3

         12. To the Seller's actual knowledge as of the Purchase Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable Mortgage Assets by the Seller, the Underlying Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination and normal wear and tear) that would affect materially and adversely the value of such Underlying Mortgaged Property as security for the Mortgage Asset and, to the Seller's actual knowledge as of the Purchase Date, there was no proceeding pending for the total or partial condemnation of such Underlying Mortgaged Property.

         13. The Lien of the Mortgage as a first priority Lien in the original principal amount of such Mortgage Asset after all advances of principal (as set forth on the Seller Asset Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns; subject only to the Title Exceptions, the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Purchaser as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid or are not yet delinquent; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, that would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Underlying Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Underlying Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

         14. As of the date of its origination, all insurance coverage required under the Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the Underlying Mortgaged Property in the jurisdiction in which the Underlying Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of
(i) the replacement cost of improvements located on the Underlying Mortgaged Property, or (ii) the initial principal balance of the Mortgage Asset, and, in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if the Underlying Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance in an amount at least equal to the cost of twelve (12) months of operations of the related Underlying Mortgaged Property (or in the case of a Underlying Mortgaged Property without any elevator the cost of six (6) months), and, as of the Purchase Date, to the actual knowledge of the Seller, all insurance coverage required under the Mortgage, which insurance covers such risks and is in place in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, and except for certain amounts not greater than amounts that would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Asset and that are



                               Schedule 1, Page 4
set forth in the Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the Underlying Mortgaged Property, or (ii) the reduction of the outstanding principal balance of the Mortgage Asset, subject in either case to requirements with respect to leases at the Underlying Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Underlying Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the Underlying Mortgaged Property, in an amount customarily required by prudent institutional lenders.

         The insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee in the case of a property insurance policy and additional insured in the case of a liability insurance policy and provide that they are not terminable without thirty (30) days prior written notice to the Mortgagee (or, with respect to non-payment, ten (10) days prior written notice to the Mortgagee) or such lesser period as prescribed by Applicable Law. Each Mortgage requires that the Borrower maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Borrower's expense if the Borrower fails to do so.

         15. (A) Other than payments due but not yet thirty (30) days or more delinquent, to Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable Mortgage Assets by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note or the Junior Interest Note, and to Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of clauses (11), (16) and (20) of this Schedule 1, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage, Mortgage Note or the Junior Interest Note, except for a written waiver contained in the related Mortgage Asset File being delivered to the Purchaser, and, pursuant to the terms of the Mortgage, the Mortgage Note or the Junior Interest Note, and other documents in the related Mortgage Asset File, no Person or party other than the holder of such Mortgage Note or Junior Interest Note may declare any event of default or accelerate the related Indebtedness under such Mortgage, Mortgage Note or Junior Interest Note.

         16. As of the Purchase Date, the Mortgage Asset is not, and in the prior twelve (12) months (or since the date of origination if such Mortgage Asset has been originated within the past twelve (12) months), has not been, thirty (30) days or more past due (after giving effect to all grace periods available to the related mortgage Borrower in respect of any scheduled payment).

         17. The interest rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Asset is a fixed or fluctuating rate.



                               Schedule 1, Page 5

         18. The Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note and/or the Junior Interest Note, the Underlying Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

         19. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to the Underlying Mortgaged Property during the eighteen (18) months preceding the origination of the Mortgage Asset, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting the Underlying Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Underlying Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of the Borrower (or Affiliate thereof) greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Borrower has covenanted in the Mortgage Loan Documents to perform such work), (ii) the related Borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of Seller and that relate to the Underlying Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

         20. The Mortgage and any Assignment of Leases, and other Mortgage
Loan Documents (taken together), contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Underlying Mortgaged Property of the principal benefits of the security intended to be provided thereof, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of Insolvency Laws affecting the right of creditors and the application of principles of equity.

         21. At the time of origination and, to the actual knowledge of the Seller as of the Purchase Date, the Borrower is not a debtor in, and the Underlying Mortgaged Property is not the subject of, any Insolvency Proceeding.



                               Schedule 1, Page 6

         22. The Mortgage Asset is a Whole Loan or a Junior Interest and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the Underlying Mortgaged Property or provide for negative amortization. The Seller holds no preferred equity interest.

         23. Subject to certain exceptions that are consistent with the practices of prudent commercial and multifamily mortgage lending institutions and subject to Applicable Laws, the Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Asset if, without complying with the requirements of the Mortgage or loan agreement, the Underlying Mortgaged Property, or any direct controlling interest in the Borrower, is directly transferred or sold (other than by reason of operation of law, death, incapacity or family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of paragraph (26) below), or encumbered in connection with subordinate financing by a Lien or security interest against the directly Underlying Mortgaged Property, other than any existing permitted additional debt.

         24. Except as set forth in the Mortgage Asset File, the terms of the Mortgage Note, Mortgage(s) and Junior Interest Note have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner that materially interferes with the security intended to be provided by the Mortgage.

         25. The Underlying Mortgaged Property was inspected by or on behalf of the Originator of the Mortgage Asset or an Affiliate during the twelve
(12) month period prior to the origination date.

         26. The terms of the related Mortgage or other Mortgage Loan
Documents securing the related Mortgage Asset do not provide for the release from the Lien of such Mortgage of any portion of the related Underlying Mortgaged Property that is necessary to the operation of such Underlying Mortgaged Property or was given material value in the underwriting of the Mortgage Asset at origination, without (a) payment in full of the Mortgage Asset, (b) in connection with provisions of such loan document that permit defeasance by means of substituting for the Underlying Mortgaged Property (or, in the case of a Mortgage Asset secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) the deposit with the related mortgagee of defeasance collateral in the form of securities backed by the full faith and credit of the United States sufficient to pay the Mortgage Asset in accordance with its terms, (c) payment of a release price that equals adequate consideration for such Underlying Mortgaged Property or (d) the satisfaction of certain underwriting and legal requirements that would be consistent with the practices of prudent institutional commercial mortgage lenders, and since the origination of such Mortgage Asset, no such release of Liens has occurred.

         27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion or an endorsement to the related title policy, or based upon other due diligence consistent with the practices of prudent commercial mortgage lenders, as of the date of origination of the Mortgage Asset, there were no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Underlying Mortgaged Property or




                               Schedule 1, Page 7
the use and occupancy thereof that (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (ii) would have a material adverse effect on the value or operation of the Underlying Mortgaged Property.

         28. To the Seller's actual knowledge based solely on surveys of the Underlying Mortgaged Property and/or the title policy referred to herein obtained in connection with the origination of the Mortgage Asset, none of the material improvements that were included for the purposes of determining the appraised value of the Underlying Mortgaged Property at the time of the origination of the Mortgage Asset lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties that are legal non-conforming uses), to an extent that would have a material adverse affect on the Borrower's use and operation of such Underlying Mortgaged Property (unless affirmatively covered by the title insurance) and to the Seller's actual knowledge based solely on surveys of the Underlying Mortgaged Property and the title policy referred to herein, no improvements on adjoining properties encroached upon such Underlying Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

         29. The Borrower has covenanted in its organizational documents and/or the Mortgage Loan Documents to own no significant asset other than the Underlying Mortgaged Property, as applicable, and assets incidental to its ownership and operation of such Underlying Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

         30. No advance of funds has been made other than pursuant to the Mortgage Loan Documents, directly or indirectly, by the Seller to the Borrower and, to the Seller's actual knowledge, no funds have been received from any Person other than the Borrower, for or on account of payments due on the Mortgage Note or the Mortgage.

         31. As of the date of origination and, to the Seller's actual knowledge, as of the Purchase Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Borrower or the Underlying Mortgaged Property, an adverse outcome of which could reasonably be expected to materially and adversely affect the Borrower's performance under the Mortgage Loan Documents or the security intended to be provided by the Mortgage Loan Documents or the current use of the Underlying Mortgaged Property.

         32. As of the date of origination, and to the Seller's actual knowledge, as of the Purchase Date, if the Mortgage is a deed of trust, a trustee, duly qualified under Applicable Law to serve as such, has either been properly designated and serving under the Mortgage or may be substituted in accordance with the Mortgage and Applicable Law.

         33. The related Mortgage Asset File contains an opinion of counsel substantially to the effect that the Mortgage Asset and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.


                               Schedule 1, Page 8

         34. Based solely on the survey of such Mortgaged Property and to the Seller's actual knowledge, the improvements located on the Underlying Mortgaged Property are not located in a federally designated special flood hazard area or the Borrower is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements.

         35. All escrow deposits and payments required pursuant to the Mortgage Asset as of the Purchase Date required to be deposited with the Seller in accordance with the Mortgage Loan Documents have been so deposited, and are in the possession, or under the control, of the Seller or its agent.

         36. To the Seller's actual knowledge, as of the date of origination of the Mortgage Asset, the Borrower, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the Underlying Mortgaged Property.

         37. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Asset have been in all material respects legal and have met customary industry standards for servicing of commercial Mortgage Assets for commercial or multifamily loan programs, as applicable.

         38. Except for the Borrowers under Mortgage Assets the Underlying Mortgaged Property with respect to which includes a Ground Lease, the related Borrower (or its Affiliate) has title in the fee simple interest in the Underlying Mortgaged Property.

         39. The Mortgage Loan Documents for the Mortgage Asset provide that the Mortgage Asset is non-recourse to the Borrower except that the Borrower accepts responsibility for fraud and/or other intentional material misrepresentation. Furthermore, the Mortgage Loan Documents for the Mortgage Asset provide that the Borrower shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the Borrower after the occurrence of an event of default and not paid to the Mortgagee or applied to the Underlying Mortgaged Property in the ordinary course of business, misapplication or conversion by the Borrower of insurance proceeds or condemnation awards or breach of the environmental covenants in the Mortgage Loan Documents.

         40. Subject to the exceptions set forth in paragraph (6), the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with the Mortgage Asset establishes and creates a valid, subsisting and enforceable Lien and security interest in the Borrower's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

         41. As of the date of origination, to the extent required under Applicable Law and necessary for the enforceability or collectability of the Mortgage Asset, the Originator of the Mortgage Asset was authorized to do business in the jurisdiction in which the Underlying Mortgaged Property is located at all times when it originated and held the Mortgage Asset except to the extent that the failure to be so qualified would not have a Material Adverse Effect.


                               Schedule 1, Page 9

         42. The Seller has no obligation to make any capital contributions to the Borrower under the Mortgage Asset.

         43. The Underlying Mortgaged Property is not encumbered, and the Mortgage Loan Documents do not permit the Underlying Mortgaged Property to be encumbered subsequent to the Purchase Date without the prior written consent of the holder thereof, by any Lien securing the payment of money junior to or of equal priority with, or superior to, the Lien of the Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's Liens and other Liens which arise by operation of law that become payable after the Purchase Date).

         44. With respect to Junior Interests, neither the Seller, any Guarantor nor any Affiliate of the foregoing owns an interest that is senior in priority to the Junior Interest unless disclosed in writing to the Purchaser.

         45. If applicable, the ground lessor consented to and acknowledged that (i) the Whole Loan or Junior Interest is permitted/approved, (ii) any foreclosure of the Whole Loan or Junior Interest and related change in ownership of the ground lessee will not require the consent of the ground lessor or constitute a default under the ground lease, and (iii) copies of default notices and an agreement to accept cure from the Whole Loan or Junior Interest lender on behalf of the ground lessee.

         46. The Seller has no actual knowledge that any representation or warranty made by the Borrower in any agreement entered into in connection with such Mortgage Asset is not true in any material respect.

         47. No fraudulent acts were committed by the Seller in connection with the origination process of the Mortgage Asset nor were any fraudulent acts committed by the Seller as of the date hereof with respect to the Mortgage Asset.

         48. There is no material default, breach, violation or event of acceleration existing under any of the Mortgage Loan Documents, and the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration; no waiver of the foregoing exists, and no Person other than the holder of the Mortgage Asset Documents may declare any of the foregoing.

                                     PART II

                                 MEZZANINE LOANS

         1. The Mezzanine Loan is an Eligible Asset, as set forth in the Agreement, in all material respects as of the Purchase Date and at all times thereafter.



                              Schedule 1, Page 10

         2. The information set forth in the Asset Schedule as to the Mezzanine Loan is complete, true and correct in all material respects, and the Purchaser is hereby entitled to rely thereon.

         3. The Seller is the sole owner and holder of the Mezzanine Loan, and has good and marketable title thereto free and clear of any Liens and encumbrances, and has full right, power and authority to sell, assign or grant a participation interest in, as applicable, the Mezzanine Loan free and clear of any interest or claim of a third party and the Mezzanine Loan has not been cancelled, satisfied, rescinded or subordinated in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction, rescission or subordination thereof.

         4. The Seller has not advanced funds, or knowingly received any advance of funds from a party other than the Borrower subject to the Mezzanine Loan, directly or indirectly, for the payment of any amount required by the Mezzanine Loan.

         5. The Mortgage Loan Documents have been duly and properly executed, and the Mortgage Loan Documents are legal, valid and binding obligations of the Borrower, and their terms are enforceable against the Borrower, subject only to bankruptcy, insolvency, moratorium, fraudulent transfer, fraudulent conveyance and similar laws affecting rights of creditors generally and to the application of general principles of equity.

         6. The Seller's security interest in the Mezzanine Loan is covered by a UCC-9 insurance policy (the "UCC-9 Policy") in the original principal amount of the Mezzanine Loan evidenced by the Mortgage Asset File after all advances of principal insuring that the related pledge is a valid first priority Lien on the collateral pledged under the Mortgage Loan Documents (the "Mezzanine Collateral"), subject only to the exceptions stated therein (or a pro forma title policy or marked up title insurance commitment on which the required premium has been paid exists that evidences that such UCC-9 Policy will be issued); such UCC-9 Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder, the Seller has not done, by act or omission, anything that would materially impair the coverage under the UCC-9 Policy and, immediately following the transfer and assignment of the Mortgage Asset File, the UCC-9 Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser without the consent of or notice to the insurer.

         7. The Mezzanine Loan, and each party involved in the origination of the Mezzanine Loan, complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Any and all other requirements of any federal, state or local laws applicable to the Mezzanine Loan have been complied with.

         8. The Seller has no actual knowledge that any representation or warranty made by the Borrower in any agreement entered into in connection with such Mezzanine Loan is not true in any material respect.

         9. The proceeds of such Mezzanine Loan have been fully disbursed and there is no requirement for future advances thereunder.



                              Schedule 1, Page 11

         10. To the best of the Seller's knowledge, (a) the Underlying Mortgaged Property related to the Mezzanine Loan is free of any material damage that would affect materially and adversely the value of such Underlying Mortgaged Property, and (b) there is no proceeding pending for the total or partial condemnation of such Underlying Mortgaged Property.

         11. No fraudulent acts were committed by the Seller in connection with the origination process of the Mezzanine Loan nor were any fraudulent acts committed by the Seller as of the date hereof with respect to the Mezzanine Loan.

         12. There is no material default, breach, violation or event of acceleration existing under any of the Mortgage Loan Documents, and the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration; no waiver of the foregoing exists, and no Person other than the holder of the Mortgage Loan Documents may declare any of the foregoing.

         13. To the extent required under Applicable Law, the Seller is authorized to transact and do business in each jurisdiction in which an Underlying Mortgaged Property is located at all times when it held the Mezzanine Loan.

         14. There is no pending action, suit or proceeding, arbitration or governmental investigation against the Borrower or the collateral securing such Mezzanine Loan an adverse outcome of which could materially affect the Borrower's performance of its obligations under the Mortgage Loan Documents.

         15. The servicing and collection practices used by the Seller, the Servicer or the PSA Servicer of the Mezzanine Loan, and the origination practices of the related Originator, have been in all respects legal, proper and prudent and have met customary industry standards by prudent institutional commercial mezzanine lenders and mezzanine loan master servicers except to the extent that, in connection with its origination, such standards were modified as reflected in the Mortgage Loan Documents.

         16. The Note, the related Security Agreement and any other documents required to be delivered with respect to the Mezzanine Loan pursuant to the Custodial Agreement, have been or shall be delivered to the Custodian all in compliance with the specific requirements of the custodial agreement. With respect to the Mezzanine Loan, a complete Mortgage Asset File has been delivered to the Purchaser or its designee, except that the Mortgage Asset File contains copies of those documents that have been or will be delivered to the Custodian.

         17. The Seller has not been served with notice that any Borrower is a debtor in any Insolvency Proceeding.

         18. Since the date of origination of the Mezzanine Loan, the terms of the Mezzanine Loan have not been impaired, waived, altered, satisfied, canceled, subordinated or modified in any material respect (except with respect to modifications the economic terms of which are




                              Schedule 1, Page 12
reflected in the Seller Asset Schedule and that are evidenced by documents in the Mortgage Asset File delivered to the Custodian), and no portion of the Mezzanine collateral has been released from the Lien of the Security Agreement in any manner.

         19. The Mortgage Loan Documents contain provisions for the acceleration of the payment of the unpaid principal balance of the Mezzanine Loan if (A) the Borrower voluntarily transfers or encumbers all or any portion of any related Mezzanine collateral, or (B) any direct or indirect interest of the Borrower is voluntarily transferred or assigned, other than, in each case, as permitted under the terms and conditions of the Asset File Documents.

         20. Except as expressly stated in the Mortgage Loan Documents, the Seller's ability to assign, transfer and convey the Mezzanine Loan to any other Person or entity is not limited or prohibited by any provision contained in the Mortgage Loan Documents.

         21. The Mezzanine Collateral does not secure any mezzanine loan other than the Mezzanine Loan being transferred and assigned to the Purchaser hereunder (except for Mezzanine Loans, if any, which are cross-collateralized with other Mezzanine Loans being conveyed to the Purchaser or subsequent transferee hereunder and identified in the Underwriting Package).

         22. If applicable, the ground lessor consented to and acknowledged that (i) the Mezzanine Loan is permitted/approved, (ii) any foreclosure of the Mezzanine Loan and related change in ownership of the ground lessee will not require the consent of the ground lessor or constitute a default under the ground lease, and (iii) copies of default notices and an agreement to accept cure from the Mezzanine lender on behalf of the ground lessee.

         23. The Mezzanine Collateral is secured by a pledge of Capital
Stock interests in the Mortgage Borrower or a direct or indirect owner of the Mortgage Borrower, and the Security Agreement has been fully perfected in favor of the Seller as mezzanine lender.

         24. The assignment of the Mezzanine Loan constitutes the legal, valid and binding assignment of such Mezzanine Loan from the Seller to or for the benefit of the Purchaser, subject to the terms of the Repurchase Agreement. No consent or approval by any third party is required for any such assignment of the Mezzanine Loan, for the Purchaser's exercise of any rights or remedies under the assignment of the Mezzanine Loan, or for the Purchaser's sale or other disposition of such Mezzanine Loan if the Purchaser acquires title thereto, other than consents and approvals that have been obtained. No third party (including the underlying real property owner and the underlying real property mortgagee) holds any "right of first refusal", "right of first negotiation", "right of first offer", purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other impediment exists to any such transfer.

         25. Neither the Seller, any Guarantor nor any Affiliate of the foregoing owns an interest that is senior in priority to the Mezzanine Loan unless disclosed in writing to the Purchaser.



                              Schedule 1, Page 13

                                    PART III

                           PREFERRED EQUITY INTERESTS

         1. The Preferred Equity Interest is an Eligible Asset, as set forth in the Agreement, in all material respects as of the Purchase Date and at all times thereafter.

         2. The information pertaining to the Preferred Equity Interest set forth in the Seller Asset Schedule and Confirmation is true and correct in all material respects as of the Purchase Date.

         3. The Seller owns 100% of the full legal, equitable and beneficial title to Preferred Equity Interest and no other Person has a legal, equitable or beneficial ownership interest in or Lien on such interest.

         4. There are no equity or other interests (whether debt or equity) that are senior in priority or pari passu with respect to the Preferred Equity Interest. The Mortgage Loan Documents prohibit the creation of class or series of equity whose rights and preferences are senior or pari passu with the Preferred Equity Interest as to dividends, distributions, repurchase, redemption, payment upon redemption, liquidation, winding up or dissolution or any other payments or distributions or any kind or nature.

         5. All of the documents containing the rights, duties, obligations, liabilities and remedies relative to the Preferred Equity Interest (including, without limitation, the original Preferred Equity Interest Instruments, if any) have been or will be delivered to the Custodian.

         6. The Preferred Equity Grantor has been duly formed, is validly existing and in good standing under the laws of its jurisdiction of formation (and each other jurisdiction where the nature of its business or property requires registration), with all necessary power and authority to create, issue and perform the terms of the Mortgage Loan Documents and the Preferred Equity Interest.

         7. The execution of the Mortgage Loan Documents, the consummation of the transactions contemplated by the Mortgage Loan Documents and the fulfillment of the terms thereof do not and will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under the Governing Documents or any Contractual Obligation of the parties thereto, including, without limitation, the Preferred Equity Grantor or (ii) violate any Applicable Law.

         8. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority for (i) the due execution, delivery and performance of the Mortgage Loan Documents by the Preferred Equity Grantor, all other equity investors therein and any guarantors in connection therewith, (ii) the acquisition of the Preferred Equity Interest by the Seller,
(iii) the issuance of the Preferred Equity Interest, and (iv) the sale and assignment of and grant of a security interest in the Preferred Equity Interest to the Purchaser, have been obtained, effected or given and are in full force and effect.



                              Schedule 1, Page 14

         9. No consent, authorization, order, approval or other action by or notice to any Person (including, without limitation, the Preferred Equity Grantor, any party to the Mortgage Loan Documents, the equity investors in the Preferred Equity Grantor or the lenders under any Permitted Indebtedness) is required for (i) any exercise of rights and remedies under the Repurchase Documents, (ii) except as described to the Purchaser in writing in a Transaction Request and a Confirmation, any sale, assignment, participation, pledge or transfer of the Preferred Equity Interest by the Purchaser to any other Person,
(iii) the Purchaser to exercise ownership rights with respect to the Preferred Equity Interest, (iv) the Purchaser to foreclose on or liquidate the Preferred Equity Interest, or (v) the Purchaser's exercise of any rights or remedies of the Preferred Equity Interest holder under the Mortgage Loan Documents or Preferred Equity Interest, other than consents, authorizations, orders, approvals and other actions that have been obtained. Other than any consents, authorizations, orders, approval or other actions referenced in the preceding sentence and except as disclosed in writing to the Purchaser in a Transaction Request and a Confirmation, the Mortgage Loan Documents contain no provision limiting the right or ability of the Seller to sell, assign, transfer, convey, participate or pledge the Preferred Equity Interest to any other Person or to foreclose on or liquidate such asset, except to the extent the provisions have been waived or satisfied. No other impediment exists to any such transfer or exercise of rights or remedies.

         10. The Mortgage Loan Documents have been duly authorized and validly executed and delivered by all parties thereto.

         11. Each Preferred Equity Interest is duly authorized, validly issued, and, with respect to any stock, is fully paid and non-assessable.

         12. The Seller has the power and authority under its Governing Documents and Applicable Law to acquire the Preferred Equity Interest and such acquisition was duly authorized.

         13. No registration is required under Applicable Law with respect to any issuance, offer, sale, transfer, assignment or pledge of the Preferred Equity Interest.

         14. The issuance of the Preferred Equity Interest and subsequent offers, sales, assignments, transfers and pledges thereof, including to the Purchaser (and subsequent assignees as contemplated by the Agreement), are and will be in compliance with Applicable Law and (except as disclosed in writing to the Purchaser in a Transaction Request and a Confirmation) the Governing Documents of the Preferred Equity Grantor.

         15. To the extent the Preferred Equity Interest holder was granted a security interest with respect to the Preferred Equity Interest, such interest
(i) was given for due consideration, (ii) has attached, (iii) is perfected, (iv) is a first priority Lien, and (v) has been appropriately assigned to the Purchaser.

         16. There are no statutory or contractual pre-emptive rights, rights of first refusal, co-sale rights, anti-dilution rights or any similar rights held by other equity owners or other Persons




                              Schedule 1, Page 15
with respect to the Preferred Equity Interest or the Preferred Equity Grantor, and the Preferred Equity Interest cannot be diluted absent full repayment of the Preferred Equity Interest.

         17. There are no outstanding warrants, permitted stock option plans, registration rights agreements or subscription agreements with respect to the Preferred Equity Interest.

         18. The Preferred Equity Interest is not convertible into any other interest.

         19. The Mortgage Loan Documents contain an unconditional, full guaranty of payment (except as disclosed in writing in a Transaction Request and a Confirmation) and an unconditional, full environmental guaranty by the Preferred Equity Grantor and/or other appropriate Persons with sufficient assets to satisfy the guaranties.

         20. The representations and warranties made by the other parties to the Mortgage Loan Documents are, to the best of the Seller's knowledge after reasonable investigation, true and correct in all material respects.

         21. The Preferred Equity Grantor is in compliance with ERISA or is not subject thereto.

         22. The Mortgage Loan Documents that create the Preferred Equity Interest contain terms and provisions that are substantially similar to the following terms and provisions:

         (a) the Preferred Equity Interest holder is entitled to receive, among other amounts, monthly payments of yield, repayment of its equity contribution and, if applicable, exit fees;

         (b) after payment of debt service in connection with any Permitted Indebtedness and payment of approved operating expenses and capital expenditures, preference is given to the Preferred Equity Interest holder over all other equity investors and all other Persons with respect to all dividends, receipts, gains, payments, proceeds (including liquidation proceeds), profits, payments in kind and other distributions, while losses and liabilities are allocated to the Preferred Equity Interest holder only after such losses and liabilities have been allocated to other equity investors;

         (c) upon a sale or refinance of the Underlying Mortgaged Property, the Preferred Equity Interest holder is entitled to receive distributions prior to all of the equity holders to be applied to the full repayment of Preferred Equity Interest holder's equity contribution, accrued yield and, if applicable, exit fees payable to the Preferred Equity Interest holder;

         (d) the Preferred Equity Interest holder has the right to inspect the books and records and, to the extent provided for in the Mortgage Loan Documents, otherwise participate in the day-to-day affairs of the Preferred Equity Grantor, and the Preferred Equity Grantor has a continuing obligation to keep the books and records in proper order;

         (e) financial statements and budgets of the Preferred Equity
Grantor are required to be delivered to and, in the case of budgets, approved by the Preferred Equity Interest holder;



                              Schedule 1, Page 16

         (f) the Preferred Equity Grantor is obligated to maintain insurance on the Underlying Mortgaged Property in conformity with clause 31 of this
Part III, which insurance is subject to review and approval of the Preferred Equity Interest holder (except as disclosed in writing to the Purchaser in a Transaction Request and a Confirmation);

         (g) except as disclosed in writing to the Purchaser in a Transaction Request and a Confirmation, the Preferred Equity Grantor has and is obligated to maintain officers and directors liability insurance in commercially reasonable amounts during the time the Preferred Equity Interest is outstanding and the holder of the Preferred Equity Interest is an additional insured under such policies;

         (h) the Preferred Equity Interest holder has a right to receive all notices related to the Preferred Equity Grantor, all material action or changes and the occurrence of any event of default or potential event of default under the Mortgage Loan Documents, any material Contractual Obligation, any Permitted Indebtedness and any other Indebtedness of the Preferred Equity Grantor;

         (i) the Preferred Equity Interest holder has a right to receive copies of all filings with and notices to or from Governmental Authorities and such other documents related to the Preferred Equity Grantor and its business and affairs as the Preferred Equity Interest holder may reasonably request;

         (j) subject to the rights of any lender under Permitted Indebtedness and prior to an event of default under the Mortgage Loan Documents, the Preferred Equity Interest holder has the right to approve of the property manager, and, after an event of default under the Mortgage Loan Documents, the Preferred Equity Interest holder has the right to remove and the right to replace the property manager;

         (k) except as disclosed in writing to the Purchaser pursuant to a Transaction Request and a Confirmation (including disclosure of whether any property manager is related to or affiliated with the Preferred Equity Grantor or any equity investor therein), the fees paid to property managers are subordinate in right of payment to amounts payable to the Preferred Equity Interest holder;

         (l) the Preferred Equity Grantor is obligated to pay all taxes and other impositions in a timely manner, and, in the absence of timely payment of such amounts by the Preferred Equity Grantor, the Preferred Equity Interest holder, may, but is not required to, pay such amounts;

         (m) other equity investors may not transfer their equity interest in the Preferred Equity Grantor without the prior written consent of the Preferred Equity Interest holder;

         (n) the obligation to repay the amounts owed to the Preferred Equity Interest holder has a stated maturity date and the Preferred Equity Interest holder has the right to extend such maturity date, but if the maturity date is not extended, the Preferred Equity Grantor or other




                              Schedule 1, Page 17
equity investors are required to redeem the Preferred Equity Interest in full plus the payment of accrued yield and, if applicable, exit fees;

         (o) the Mortgage Loan Documents contain usual and customary events of default (including, without limitation, (1) the failure to timely pay the monthly preferred yield amounts, any exit fees and all other amounts owed to the Preferred Equity Interest holder, (2) the amendment of the Preferred Equity Grantor's Governing Documents without the Preferred Equity Interest holder's written consent, (3) the failure to dismiss a petition for bankruptcy and (4) monetary and non-monetary defaults under any Permitted Indebtedness) upon occurrence of which the holder of the Preferred Equity Interest may accelerate any amounts owed to it and exercise certain rights and remedies, including, without limitation, (i) the Preferred Equity Interest holder shall automatically be entitled to a greater rate of yield on the amounts owed by the Preferred Equity Grantor, (ii) subject to the terms of the Permitted Indebtedness and except as disclosed in writing to the Purchaser in a Transaction Request and a Confirmation, all tenants shall be required to deposit monthly rent payments into a lockbox account established for the benefit of the Preferred Equity Interest holder, (iii) the right to terminate and replace the Property Manager,
(iv) application of all excess cash flow (after payment of debt service on the Permitted Indebtedness, payment of approved operating expenses and expenditures and payment of the monthly yield amount to the Preferred Equity Interest holder) to the amortization of the Preferred Equity Interest, (v) the sale of the Preferred Equity Grantor's assets or refinancing of Indebtedness, (vi) except as disclosed in writing to the Purchaser in a Transaction Request and a Confirmation, sale of property at public auction where the Preferred Equity Interest holder may bid, (vii) dissolution of the Preferred Equity Grantor, except as disclosed in writing to the Purchaser in a Transaction Request and a Confirmation (viii) termination of agreements between the Preferred Equity Grantor and third parties, (ix) obtaining specific performance to enforce any obligation of the Preferred Equity Grantor or any remedy of the Preferred Equity Interest holder, (x) withholding amounts otherwise distributable to the other equity holders, (xi) recovery of costs and expenses (including legal fees and costs) incurred in enforcing rights and remedies, (xii) exercise rights of a manager or controlling Person and/or (xiii) exercise any other right or remedy provided for in the Mortgage Loan Documents;

         (p) after an event of default under the Mortgage Loan Documents, the Preferred Equity Interest holder shall have the right to remove and replace any Person managing or controlling the Preferred Equity Grantor;

         (q) the Mortgage Loan Documents prohibit any merger, consolidation, material changes or other changes of control with respect to the Preferred Equity Grantor without the prior written consent of the Preferred Equity Interest holder;

         (r) the Mortgage Loan Documents prohibit the filing of any bankruptcy, liquidation, dissolution, receivership or winding up of the Preferred Equity Grantor without the prior written consent of the Preferred Equity Interest holder;

         (s) the Mortgage Loan Documents prohibit any material changes to the Preferred Equity Grantor or its material properties, assets, liabilities, obligations, Indebtedness, rights,




                              Schedule 1, Page 18
duties or Contractual Obligations without the prior written consent of the Preferred Equity Interest holder;

         (t) the Preferred Equity Grantor may not sell, transfer, acquire, finance or encumber any asset or property, incur any material Indebtedness or contingent obligation, enter into any material Contractual Obligation or make any loans or advances to any existing or future equity investor in the Preferred Equity Grantor without the prior written consent of the Preferred Equity Interest holder;

         (u) without the written consent of the Preferred Equity Interest holder, and except as disclosed in writing to the Purchaser in a Transaction Request and a Confirmation, the Preferred Equity Grantor may not (i) enter into commercial leases of the Underlying Mortgaged Property where the lease (A) covers 10% or more of the total square footage of the premises or (B) the rent payable under the lease or proposed lease represents 10% or more of the gross rental income from the Underlying Mortgaged Property for the most recent month, or (ii) enter into leases with Affiliates or related parties;

         (v) with respect to Underlying Mortgaged Property that involves a lease of space in a multifamily project or involves a commercial lease of space not covered by clause (u) above, the Preferred Equity Grantor may enter into leases in accordance with certain guidelines set forth in the Mortgage Loan Documents or with the consent of the Preferred Equity Interest holder;

         (w) the Mortgage Loan Documents prohibit any amendment to the Governing Documents of the Preferred Equity Grantor and all other Mortgage Loan Documents without the prior written consent of the Preferred Equity Interest holder;

         (x) the Mortgage Loan Documents prohibit admitting new equity investors (other than transferees of existing investors) without consent of the Preferred Equity Interest holder;

         (y) the Preferred Equity Grantor may not engage in material improvements to or renovations of the Underlying Mortgaged Property without the prior written consent of the Preferred Equity Interest holder;

         (z) with respect to any Permitted Indebtedness, the Preferred
Equity Grantor may not, without the prior written consent of the Preferred Equity Interest holder, permit (i) a prepayment on such loan (other than a prepayment that would prepay the Preferred Equity Interest in full), (ii) any refinancing of such loan (other than a prepayment that would prepay the Preferred Equity Interest in full) and/or (iii) any amendments to the loan documents for such loan;

         (aa) the Preferred Equity Grantor may not distribute non-cash property to any equity investor in the Preferred Equity Grantor without the prior written consent of the Preferred Equity Interest holder;

         (bb) the Preferred Equity Grantor has covenanted in its Governing Documents and/or the Mortgage Loan Documents to own no significant asset other than the Underlying Mortgaged Property, as applicable, and related assets incidental to its ownership and operation of such




                              Schedule 1, Page 19

Underlying Mortgaged Property, to hold itself out as being a legal entity, separate and apart from any other Person and to otherwise be a special purpose entity, and such provisions may not be changed without the prior written consent of the Preferred Equity Interest holder;

         (cc) the Governing Documents of the Preferred Equity Grantor do not include any provision that by its terms expressly provides that it is a Security governed by Article 8 of the UCC, and such a provision may not be changed or added without the prior written consent of the Preferred Equity Interest holder;

         (dd) the Preferred Equity Interest holder is not obligated to make any additional capital or other contributions beyond the contribution represented by the Preferred Equity Interest or, if such obligations exist, the Seller has retained such obligations as a part of the Retained Interest; and

         (ee) the Mortgage Loan Documents prohibit payment of any loan made to the Preferred Equity Grantor by any other equity holder, guarantor or Affiliate of the foregoing prior to the payment in full of the Preferred Equity Interest.

         23. All of the Preferred Equity Interests consists of limited liability company or partnership interests that do not constitute a Security pursuant to Section 8-103(c) of the UCC. None of the Preferred Equity
Interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by
Article 8 of the UCC, (iii) is Investment Property, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset. None of the Mortgage Loan Documents for the Preferred Equity Interest consists of Preferred Equity Interest Instruments.

         24. As of the date of its origination, the Preferred Equity Interest complied in all material respects with, or was exempt from, all requirements of Applicable Law relating to the origination of the Preferred Equity Interest.

         25. Immediately prior to the sale, transfer, pledge and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, the Preferred Equity Interest, the Seller has full right, power and authority to sell, assign or grant a security interest to Purchaser and any Pre-Approved Purchaser in the Preferred Equity Interest free and clear of any interest, claim or Lien of a third party, and the Seller is transferring the Preferred Equity Interest free and clear of any and all Liens (other than Permitted Liens). Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all of the Seller's legal, beneficial and equitable interest in and to the related Eligible Asset, free and clear of any Lien (other than Permitted Liens).

         26. The Mortgage Loan Documents and other agreements executed in connection with the Preferred Equity Interest are the legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally or by general principles of




                              Schedule 1, Page 20
equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         27. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to the Preferred Equity Interest and any of the related Mortgage Loan Documents or other agreements executed in connection therewith, and, as of the Purchase Date, to the knowledge of the Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to the Preferred Equity Interest and any of the related Mortgage Loan Documents or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

         28. All real estate taxes and governmental assessments or impositions or installments thereof that would be a Lien on the Underlying Mortgaged Property and that prior to the Purchase Date have become delinquent in respect of the Underlying Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and impositions and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon, and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

         29. To the Seller's actual knowledge as of the Purchase Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable Preferred Equity Interests by the Seller, the Underlying Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination and normal wear and tear) that would affect materially and adversely the value of such Underlying Mortgaged Property and, to the Seller's actual knowledge as of the Purchase Date, there was no proceeding pending for the total or partial condemnation of such Underlying Mortgaged Property.

         30. The Preferred Equity Grantor's interest in the Underlying
Mortgaged Property is insured by an ALTA owner's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction; the Preferred Equity Grantor and its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurers; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid or are not yet delinquent; no claims have been made under such policy; and, to the knowledge of the Seller, the Preferred Equity Grantor has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, that would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Underlying Mortgaged Property is located to the extent required; such policy contains no material exclusions for or affirmatively insures (except for any Underlying Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.



                              Schedule 1, Page 21

         31. All insurance coverage required under the Mortgage Loan
Documents and the loan documents for any Permitted Indebtedness, which insurance covers such risks as are customarily acceptable to prudent commercial and multifamily lending institutions, is in place in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on the Underlying Mortgaged Property, or (ii) the initial principal balance of the Preferred Equity Interest plus the initial principal balance of any Permitted Indebtedness, and, in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if the Underlying Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance in an amount at least equal to the cost of twelve (12) months of operations of the related Underlying Mortgaged Property (or in the case of a Underlying Mortgaged Property without any elevator the cost of six (6) months), and any insurance proceeds in respect of a casualty loss will be applied, subject to the terms of the Permitted Indebtedness, either (i) to the repair or restoration of all or part of the Underlying Mortgaged Property, or, (ii) the reduction of the outstanding principal balance of the Preferred Equity Interest, subject in either case to requirements with respect to leases at the Underlying Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans; provided, however, Seller shall summarize the applicable provisions concerning the application of insurance and condemnation proceeds in a Transaction Request and a Confirmation. The Underlying Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the Underlying Mortgaged Property, in an amount customarily required by prudent institutional lenders.

         The insurance policies contain a standard mortgagee clause naming the holder of the Preferred Equity Interest, its successors and assigns as loss payee in the case of a property insurance policy and additional insured in the case of a liability insurance policy and provide that they are not terminable without thirty (30) days prior written notice to the holder of the Preferred Equity Interest (or, with respect to non-payment, ten (10) days prior written notice to the holder of the Preferred Equity Interest) or such lesser period as prescribed by Applicable Law. The Mortgage Loan Documents require that the Preferred Equity Grantor maintain insurance as described above or permits the holder of the Preferred Equity Interest to require insurance as described above, and permits the Preferred Equity Interest holder to purchase such insurance at the Preferred Equity Grantor's expense if the Preferred Equity Grantor fails to do so.

         32. (A) Other than payments due but not yet thirty (30) days or more delinquent, to Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable Mortgage Assets by prudent commercial and multifamily institutional lenders, there is no material default, breach, violation or event of acceleration existing under the Mortgage Loan Documents, and to Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in this Schedule 1, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage Loan Documents, except for a written waiver disclosed to the Purchaser in



                              Schedule 1, Page 22
the Underwriting Package and contained in the related Mortgage Asset File being delivered to the Custodian, and, pursuant to the terms of the Mortgage Loan Documents, and other documents in the related Mortgage Asset File, no Person or party other than the holder of the Preferred Equity Interest may declare any event of default or accelerate the related Indebtedness under such Mortgage Loan Documents.

         33. As of the Purchase Date, the Preferred Equity Interest is not, and in the prior twelve (12) months (or since the date of origination if such Preferred Equity Interest has been originated within the past twelve (12) months), has not been, thirty (30) days or more past due (after giving effect to all grace periods available to the related Preferred Equity Grantor in respect of any scheduled payment).

         34. The Mortgage Loan Documents do not provide for or permit, without the prior written consent of the holder of the Preferred Equity Interest, the Underlying Mortgaged Property to secure any promissory note or obligation except as expressly described in such Mortgage Loan Documents.

         35. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to the Underlying Mortgaged Property during the eighteen (18) months preceding the origination of the Preferred Equity Interest, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting the Underlying Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Underlying Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow by the Preferred Equity Grantor (or Affiliate thereof) greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Preferred Equity Grantor has covenanted in the Mortgage Loan Documents to perform such work), (ii) the related Preferred Equity Grantor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Preferred Equity Grantor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of Seller and that relate to the Underlying Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.



                              Schedule 1, Page 23

         36. At the time of origination and, to the actual knowledge of the Seller as of the Purchase Date, the Preferred Equity Grantor (and any guarantor under the related Mortgage Loan Documents) is not a debtor in, and the Underlying Mortgaged Property is not the subject of, any Insolvency Proceeding.

         37. Except as set forth in the Mortgage Loan Documents, the terms of the Mortgage Loan Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner that materially interferes with the rights of the holder of the Preferred Equity Interest.

         38. The Underlying Mortgaged Property was inspected by or on behalf of the Originator of the Preferred Equity Interest or an Affiliate during the twelve (12) month period prior to the origination date.

         39. To the Seller's actual knowledge, based upon a letter from Governmental Authorities, a legal opinion or an endorsement to the related title policy, or based upon other due diligence consistent with the practices of prudent commercial mortgage lenders, as of the date of origination of the Preferred Equity Interest, there were no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Underlying Mortgaged Property or the use and occupancy thereof that (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (ii) would have a material adverse effect on the value or operation of the Underlying Mortgaged Property.

         40. To the Seller's actual knowledge based solely on surveys of the Underlying Mortgaged Property and/or the title policy referred to herein, none of the material improvements that were included for the purposes of determining the appraised value of the Underlying Mortgaged Property at the time of the origination of the Preferred Equity Interest lies outside of the boundaries and building restriction lines of such property (except properties that are legal non-conforming uses), to an extent that would have a material adverse affect on the Preferred Equity Grantor's use and operation of such Underlying Mortgaged Property (unless affirmatively covered by the title insurance) and, to the Seller's actual knowledge based solely on surveys of the Underlying Mortgaged Property and the title policy referred to herein, no improvements on adjoining properties encroached upon such Underlying Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

         41. No advance of funds has been made other than pursuant to the Mortgage Loan Documents, directly or indirectly, by the Seller to the Preferred Equity Grantor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Preferred Equity Grantor, for or on account of payments due on the Preferred Equity Interest.

         42. As of the date of origination and, to the Seller's actual knowledge, as of the Purchase Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Preferred Equity Grantor, the Underlying Mortgaged Property, the Preferred Equity Interest or any equity investor or guarantor under the Mortgage Loan Documents, an adverse outcome of which could reasonably be expected to materially and




                              Schedule 1, Page 24
adversely affect the Preferred Equity Grantor's performance under the Mortgage Loan Documents or the benefits intended to be provided by the Mortgage Loan Documents or the current use of the Underlying Mortgaged Property.

         43. The Preferred Equity Interest and the payments of yield (exclusive of any default interest, late charges or prepayment premiums) provided for thereunder complied as of the date of origination with, or is exempt from, Applicable Laws pertaining to usury.

         44. Based solely on the survey of such Underlying Mortgaged
Property and to the Seller's actual knowledge, the improvements located on the Underlying Mortgaged Property are not located in a federally designated special flood hazard area or the Preferred Equity Grantor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements.

         45. All escrow deposits and payments required pursuant to the Preferred Equity Interest as of the Purchase Date required to be deposited with the holder of the Preferred Equity Interest in accordance with the Mortgage Loan Documents have been so deposited, and are in the possession, or under the control, of the Seller or its agent.

         46. To the Seller's actual knowledge, as of the date of origination of the Preferred Equity Interest, the Preferred Equity Grantor and/or the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the Underlying Mortgaged Property.

         47. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller or its Affiliates with respect to the Preferred Equity Interest have been in all material respects legal and have met customary industry standards for servicing of Preferred Equity Interest.

         48. Except for Underlying Mortgaged Property which includes a
Ground Lease, the related Preferred Equity Grantor (or its Affiliate) has title in the fee simple interest in the Underlying Mortgaged Property.

         49. No fraudulent acts were committed by the Seller or any Affiliate, or, to the Seller's best knowledge, any other Person, in connection with the origination process of the Preferred Equity Interest nor were any fraudulent acts committed by the Seller or any Affiliate, or, to the Seller's best knowledge, any other Person, as of the date hereof with respect to the Preferred Equity Interest.

                                     PART IV

                                  BRIDGE LOANS

         1. The Seller hereby makes the representations and warranties contained in Part I of this Schedule 1 (for each Whole Loan or Junior Interest included in such Bridge Loan) and Part II of this Schedule 1 (for each Mezzanine Loan included in such Bridge Loan) for each



                              Schedule 1, Page 25

Bridge Loan; provided, however, the representations in Item #1 of Parts I and II of this Schedule 1 shall be deemed modified by the disclosures relating to each Bridge Loan set forth in the related executed Confirmation.





                              Schedule 1, Page 26

                                                                      SCHEDULE 2
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                                   [RESERVED]








                               Schedule 2, Page 1

                                                                      SCHEDULE 3
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                                    ACCOUNTS


1.       Collection Account

         Bank:  Wachovia
         Account No.:  2000014831425
         ABA #:  053110303
         Name of Account:  Arbor Realty Funding LLC Collection Account



2.       Operating Account

         Bank:  Wachovia
         Account No.:  2000014831438
         ABA #:  053110303
         Name of Account:  Arbor Realty Funding LLC Operating Account




                               Schedule 3, Page 1

                                                                      SCHEDULE 4
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                               APPROVED SERVICERS


Arbor Commercial Mortgage LLC




                               Schedule 4, Page 1

                                                                      SCHEDULE 5
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                      LIST OF EXISTING FINANCING FACILITIES


$250,000,000 facility with Residential Funding Corporation, as lender, Arbor Realty, as borrower, and ART, as a guarantor.

$50,000,000 facility with Bear, Stearns Funding, Inc., as lender, Arbor Realty, as seller, and ART, as a guarantor.

$100,000,000 facility with Nomura Credit & Capital, Inc., as lender, Arbor Realty, as seller, and ART, as a guarantor.






                               Schedule 5, Page 1

                                                                      SCHEDULE 6
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                        EXCEPTIONS TO SUBSECTION 4.1(HH)


None




                               Schedule 6, Page 1

                                                                      SCHEDULE 7
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                              UCC FILING LOCATIONS


Delaware





                               Schedule 7, Page 1

                                                                      SCHEDULE 8
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                              LIST OF SUBSIDIARIES


Seller:  None


ART:

Arbor Realty Limited Partnership, a Delaware limited partnership


Arbor Realty:

Arbor Realty GPOP, Inc., a Delaware corporation
Arbor Realty LPOP, Inc., a Delaware corporation
ANMB Holdings LLC, a New York limited liability company
ANMB Holdings II, LLC, a New York limited liability company ACM Gateway LLC, a Delaware limited liability company
Arbor Texas CDS, LLC, a New York limited liability company ACM Dutch Village, LLC, a Delaware limited liability company ACM Evergreen, LLC, a New York limited liability company Arbor Realty Funding LLC
ACM Winter Oaks LLC
ACM Marbury LLC
ART 450 LLC


                     INFORMATION REQUIRED BY SECTION 4.1(rr)

Arbor Realty owns 100% of the membership interests in the Seller. There is only one class of interests.




                               Schedule 8, Page 1

                                                                     EXHIBIT I-1
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                      FORM OF CLOSING CERTIFICATE OF SELLER


     The undersigned certifies that he/she is the Authorized Signatory of Arbor Realty Funding LLC, a Delaware limited liability company, as the Seller, and that, in the capacity as such officer, is duly authorized to execute and deliver this certificate on behalf of the Seller in connection with the First Amended and Restated Loan Purchase and Repurchase Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), by and among the Seller, Wachovia Bank, National Association (the "Purchaser") and Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership (all capitalized terms used herein without definition have the respective meanings set forth in the Agreement), and further certifies in his/her capacity as such officer to the Purchaser as follows:

     1. There have been no amendments to the Certificate of Formation of the Seller since the Original Closing Date, and no other amendments have been authorized by the Seller.

     2. Attached hereto as Annex I is a Certificate of the Secretary of State of the State of Delaware, dated July [____], 2004, stating that the Seller is duly formed under the laws of the State of Delaware and is in good standing, and a Certificate of the Secretary of State of the State of New York, dated July [____], 2004, stating that the Seller is in good standing as a foreign corporation in the State of New York.

     3. There have been no amendments to the Operating Agreement of the Seller since the Original Closing Date, and no other amendments have been authorized by the Seller.

     4. Attached hereto as Annex II is a true and correct copy of resolutions adopted pursuant to the unanimous written consent of the sole member of the Seller relating to the authorization, execution, delivery and performance of (among other things) the Agreement and the other Repurchase Documents. Said resolutions have not been amended, modified, annulled or revoked, and said resolutions are the only resolutions relating to these matters which have been adopted by such sole member.

     5. Each Person named on Annex V attached hereto is a duly elected, qualified and incumbent officer of the Seller and the signature set forth opposite his or her name on such Annex V is that Person's genuine signature.

     6. No event with respect to the Seller has occurred and is continuing that would constitute an Unmatured Termination Event or a Termination Event.

     7. To the best of my knowledge after reasonable investigation, since the respective dates as of which information is given to the Purchaser and except as set forth therein, there has been no material adverse change in the condition, financial or otherwise, or the earnings,


                              Exhibit I-1, Page 1
business affairs or business prospects, of the Seller, whether or not arising in the ordinary course of business, or in the ability of the Seller to perform its obligations under the Agreement or under the Repurchase Documents or in the characteristics of the Purchase Items.

     8. All representations and warranties of the Seller contained in the Repurchase Documents or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith, are true and correct in all material respects as of the date hereof (or, if any such representation or warranty is expressly stated to have been made only as of a specific date, as of such specific date).

     9. No consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority is required to be obtained by the Seller for the Seller's execution, delivery and performance of the Repurchase Documents and the consummation of the transactions contemplated by the Repurchase Documents, except such as have been obtained or made.

     10. The Seller is in compliance with all Applicable Laws and all Contractual Obligations.

     11. In connection with the transfer of the Purchased Items contemplated in the Repurchase Documents, the Seller (a) has not made such transfer with the actual intent to hinder, delay or defraud any creditor of the Seller; (b) has not received less than a reasonably equivalent value in exchange for such transfer; (c) is not on the date thereof insolvent (nor will it become insolvent as a result thereof); (d) is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital; and (e) does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

     12. Before and after giving effect to the transactions contemplated by the Repurchase Documents and the payment of all transaction costs and expense in connection with the foregoing, the Seller is and will be Solvent.

     13. Each of the agreements and conditions of the Seller or the Guarantor to be performed on or before the Amendment Closing Date pursuant to the Repurchase Documents have been performed in all material respects.

     14. The Seller has not executed or authorized for filing any UCC financing statements listing the Purchased Items as collateral other than financing statements (a) relating to the transactions contemplated in the Agreement or (b) that were assigned to the Purchaser or released on or before the Original Closing Date.

     15. All consents and waivers applicable to the Seller or the Purchased Items have been obtained.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]


                              Exhibit I-1, Page 2

     IN WITNESS WHEREOF, I have affixed my signature hereto this [____] day of July, 2004.



                                       ARBOR REALTY FUNDING LLC

                                       By:
                                           -------------------------------------
                                       Name:  Frederick Herbst
                                       Title: Authorized Signatory




                              Exhibit I-1, Page 3

                                                                         ANNEX I
                                                       to Closing Certificate of
                                                                          Seller


                           GOOD STANDING CERTIFICATES

                                   (Attached)




                                Annex I, Page 1

                                                                        ANNEX II
                                                       to Closing Certificate of
                                                                          Seller


                                   RESOLUTIONS

                                   (Attached)



                                Annex II, Page 1

                                                                       ANNEX III
                                                       to Closing Certificate of
                                                                          Seller


                              (Intentionally Blank)



                                Annex III, Page 1

                                                                        ANNEX IV
                                                       to Closing Certificate of
                                                                          Seller


                              (Intentionally Blank)




                                Annex IV, Page 1

                                                                         ANNEX V
                                                       to Closing Certificate of
                                                                          Seller


                         INCUMBENCY OF SIGNING OFFICERS


     Name of Officer                  Title                          Signature
     ---------------                  -----                          ---------
1.   Ivan Kaufman             Authorized Signatories
                                                           -----------------------------
2.   Frederick Herbst         Authorized Signatories
                                                           -----------------------------
3.   Walter K. Horn           Authorized Signatories
                                                           -----------------------------
4.   John Natalone            Authorized Signatories
                                                           -----------------------------
5.   Paul Elenio              Authorized Signatories
                                                           -----------------------------
6.   Guy Milone, Jr.          Authorized Signatories
                                                           -----------------------------



                                Annex V, Page 1

                                                                     EXHIBIT I-2
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                    FORM OF CLOSING CERTIFICATE OF GUARANTOR

     The undersigned certifies that he/she is the Chief Financial Officer of Arbor Realty Trust, Inc., a Maryland corporation, as the Guarantor ("ART"), and that, in the capacity as such officer, is duly authorized to execute and deliver this certificate on behalf of ART in connection with the First Amended and Restated Loan Purchase and Repurchase Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), by and among ART, Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser") and Arbor Realty Limited Partnership (all capitalized terms used herein without definition have the respective meanings set forth in the Agreement), and further certifies in his/her capacity as such officer to the Purchaser as follows:

     1. There have been no amendments to the Certificate of Incorporation of ART since the Original Closing Date, and no other amendments have been authorized by ART.

     2. Attached hereto as Annex II is a Certificate of the Secretary of State of the State of Maryland, dated July [____], 2004, stating that ART is duly formed under the laws of the State of Maryland and is in good standing, and a Certificate of the Secretary of State of the State of New York, dated July [____], 2004, stating that ART is in good standing as a foreign corporation in the State of New York.

     3. There have been no amendments to the Bylaws of ART since the Original Closing Date, and no other amendments have been authorized by ART.

     4. Attached hereto as Annex II is a true and correct copy of resolutions adopted pursuant to the unanimous written consent of the Board of Directors of ART relating to the authorization, execution, delivery and performance of (among other things) the Agreement, the Guaranty and the other Repurchase Documents. Said resolutions have not been amended, modified, annulled or revoked, and said resolutions are the only resolutions relating to these matters which have been adopted by the Board of Directors.

     5. Each Person named on Annex V attached hereto is a duly elected, qualified and incumbent officer of ART and the signature set forth opposite his or her name on such Annex V is that Person's genuine signature.

     6. No event with respect to ART has occurred and is continuing that would constitute an Unmatured Termination Event or a Termination Event.

     7. To the best of my knowledge after reasonable investigation, since the respective dates as of which information is given to the Purchaser and except as set forth therein, there has been no material adverse change in the condition, financial or otherwise, or the earnings,


                              Exhibit I-2, Page 1
business affairs or business prospects, of ART, whether or not arising in the ordinary course of business, or in the ability of ART to perform its obligations under the Agreement or under the Repurchase Documents or in the characteristics of the Purchase Items.

     8. All representations and warranties of ART contained in the Repurchase Documents or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith, are true and correct in all material respects as of the date hereof (or, if any such representation or warranty is expressly stated to have been made only as of a specific date, as of such specific date).

     9. No consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority is required to be obtained by ART for ART's execution, delivery and performance of the Repurchase Documents and the consummation of the transactions contemplated by the Repurchase Documents, except such as have been obtained or made.

     10. ART is in compliance with all Applicable Laws and all Contractual Obligations.

     11. In connection with the transactions contemplated in the Repurchase Documents, ART (a) has not made any transfer with the actual intent to hinder, delay or defraud any creditor of ART; (b) has not received less than a reasonably equivalent value in exchange for any transfer; (c) is not on the date thereof insolvent (nor will it become insolvent as a result thereof); (d) is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital; and (e) does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

     12. Before and after giving effect to the transactions contemplated by the Repurchase Documents and the payment of all transaction costs and expense in connection with the foregoing, ART is and will be Solvent.

     13. Each of the agreements and conditions of ART to be performed on or before the Amendment Closing Date pursuant to the Repurchase Documents have been performed in all material respects.

     14. ART has not executed or authorized for filing any UCC financing statements listing the Equity Interests as collateral other than financing statements (a) relating to the transactions contemplated in the Agreement or (b) that were released on or before the Original Closing Date.

     15. All consents and waivers applicable to ART or the Purchased Items have been obtained.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]



                              Exhibit I-2, Page 2

     IN WITNESS WHEREOF, I have affixed my signature hereto this [____] day of July, 2004.



                                        ARBOR REALTY TRUST, INC.


                                        By:
                                            ------------------------------------
                                        Name:  Frederick Herbst
                                        Title: Chief Financial Officer



                              Exhibit I-2, Page 3

                                                                         ANNEX I
                                                       to Closing Certificate of
                                                                       Guarantor


                           GOOD STANDING CERTIFICATES


                                 Annex I, Page 1

                                                                        ANNEX II
                                                       to Closing Certificate of
                                                                       Guarantor


                                   RESOLUTIONS


                                Annex II, Page 1

                                                                       ANNEX III
                                                       to Closing Certificate of
                                                                       Guarantor


                              (Intentionally Blank)



                                Annex III, Page 1

                                                                        ANNEX IV
                                                       to Closing Certificate of
                                                                       Guarantor


                              (Intentionally Blank)


                                Annex IV, Page 1

                                                                         ANNEX V
                                                       to Closing Certificate of
                                                                       Guarantor


                         INCUMBENCY OF SIGNING OFFICERS


    Name of Officer                          Title                                       Signature
    ---------------                          -----                                       ---------
1.   Ivan Kaufman               President and Chief Executive Officer
                                                                             ------------------------------
2.   Frederick Herbst           Chief Financial Officer
                                                                             ------------------------------
3.   Walter K. Horn             General Counsel & Secretary
                                                                             ------------------------------
4.   John Natalone              Vice President, Treasurer
                                                                             ------------------------------
5.   Paul Elenio                Vice President, Controller
                                                                             ------------------------------
6.   Guy Milone, Jr.            Associate General Counsel
                                                                             ------------------------------



                                 Annex V, Page 1

                                                                     EXHIBIT I-3
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                     FORM OF CLOSING CERTIFICATE OF PLEDGOR

     The undersigned certifies that he/she is the Chief Financial Officer of Arbor Realty Limited Partnership, a Delaware limited partnership, as the Pledgor and the Guarantor (the "Pledgor"), and that, in the capacity as such officer, is duly authorized to execute and deliver this certificate on behalf of the Pledgor in connection with the First Amended and Restated Loan Purchase and Repurchase Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), by and among Arbor Realty Trust, Inc., Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser") and the Pledgor (all capitalized terms used herein without definition have the respective meanings set forth in the Agreement), and further certifies in his/her capacity as such officer to the Purchaser as follows:

     1. There have been no amendments to the Certificate of Limited Partnership of the Pledgor since the Original Closing Date, and no other amendments have been authorized by the Pledgor.

     2. Attached hereto as Annex II is a Certificate of the Secretary of State of the State of Delaware, dated July [____], 2004, stating that the Pledgor is duly formed under the laws of the State of Delaware and is in good standing, and a Certificate of the Secretary of State of the State of New York, dated July [____], 2004, stating that the Pledgor is in good standing as a foreign limited liability company in the State of New York.

     3. There have been no amendments to the Limited Partnership Agreement of the Pledgor since the Original Closing Date, and no other amendments have been authorized by the Pledgor.

     4. Attached hereto as Annex II is a true and correct copy of resolutions adopted pursuant to the unanimous written consent of the general partners of the Pledgor relating to the authorization, execution, delivery and performance of (among other things) the Repurchase Documents. Said resolutions have not been amended, modified, annulled or revoked, and said resolutions are the only resolutions relating to these matters which have been adopted by the general partners.

     5. Each Person named on Annex V attached hereto is a duly elected, qualified and incumbent officer of the Pledgor and the signature set forth opposite his or her name on such Annex V is that Person's genuine signature.

     6. No event has occurred and is continuing that would constitute an Unmatured Termination Event or a Termination Event.


                              Exhibit I-3, Page 1

     7. To the best of my knowledge after reasonable investigation, since the respective dates as of which information is given to the Purchaser and except as set forth therein, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects, of the Pledgor, whether or not arising in the ordinary course of business, or in the ability of the Pledgor to perform its obligations under the Repurchase Documents or in the characteristics of the Equity Interests.

     8. All representations and warranties of the Pledgor contained in the Repurchase Documents or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith, are true and correct in all material respects as of the date hereof (or, if any such representation or warranty is expressly stated to have been made only as of a specific date, as of such specific date).

     9. No consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority is required to be obtained by the Pledgor for the Pledgor's execution, delivery and performance of the Repurchase Documents and the consummation of the transactions contemplated by the Repurchase Documents, except such as have been obtained or made.

     10. The Pledgor is in compliance with all Applicable Laws and all Contractual Obligations.

     11. In connection with the transactions contemplated in the Repurchase Documents, the Pledgor (a) has not made any transfer with the actual intent to hinder, delay or defraud any creditor of the Pledgor; (b) has not received less than a reasonably equivalent value in exchange for any transfer; (c) is not on the date thereof insolvent (nor will it become insolvent as a result thereof);
(d) is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital; and (e) does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

     12. Before and after giving effect to the transactions contemplated by the Repurchase Documents and the payment of all transaction costs and expense in connection with the foregoing, the Pledgor is and will be Solvent.

     13. Each of the agreements and conditions of the Pledgor to be performed on or before the Amendment Closing Date pursuant to the Repurchase Documents have been performed in all material respects.

     14. The Pledgor has not executed or authorized for filing any UCC financing statements listing the Equity Interests as collateral other than financing statements (a) relating to the transactions contemplated in the Agreement or (b) that were released on or before the Original Closing Date.

     15. All consents and waivers applicable to the Pledgor have been obtained.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]



                              Exhibit I-3, Page 2

     IN WITNESS WHEREOF, I have affixed my signature hereto this [____] day of July, 2004.


                                         ARBOR REALTY LIMITED PARTNERSHIP

                                         By: Arbor Realty GPOP, Inc., its
                                             General Partner


                                             By:
                                                 -------------------------------
                                                 Name:  Frederick Herbst
                                                 Title: Chief Financial Officer



                              Exhibit I-3, Page 3

                                                                         ANNEX I
                                                       to Closing Certificate of
                                                                         Pledgor


                           GOOD STANDING CERTIFICATES


                                 Annex I, Page 1

                                                                        ANNEX II
                                                       to Closing Certificate of
                                                                         Pledgor


                                   RESOLUTIONS


                                Annex II, Page 1

                                                                       ANNEX III
                                                       to Closing Certificate of
                                                                         Pledgor


                              (Intentionally Blank)


                                Annex III, Page 1

                                                                        ANNEX IV
                                                       to Closing Certificate of
                                                                         Pledgor


                              (Intentionally Blank)


                                Annex IV, Page 1

                                                                         ANNEX V
                                                       to Closing Certificate of
                                                                         Pledgor


                         INCUMBENCY OF SIGNING OFFICERS



     Name of Officer                         Title                                              Signature
     ---------------                         -----                                              ---------
1. Ivan Kaufman             President and Chief Executive Officer of Arbor
                            Realty GPOP, Inc. ("GPOP"), the general partner        ----------------------------------

2. Frederick Herbst         Chief Financial Officer of GPOP
                                                                                   ----------------------------------
3. Walter K. Horn           General Counsel & Secretary of GPOP
                                                                                   ----------------------------------
4. John Natalone            Vice President, Treasurer of GPOP
                                                                                   ----------------------------------
5. Paul Elenio              Vice President, Controller of GPOP
                                                                                   ----------------------------------
6. Guy Milone, Jr.          Associate General Counsel of GPOP
                                                                                   ----------------------------------



                                 Annex V, Page 1

                                                                    EXHIBIT II-1
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


               FORM OF CONFIRMATION - MEZZANINE LOAN TRANSACTIONS

                                                                          [DATE]

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0166
301 South College Street
Charlotte, North Carolina 28288
Attention:  Marianne Hickman

Ladies and Gentlemen:

     This letter confirms our agreement to sell and the Purchaser's agreement to purchase the Mezzanine Loans listed in Annex I hereto, pursuant to the First Amended and Restated Loan Purchase and Repurchase Agreement (the "Agreement"), dated as of July 12, 2004, by and among Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser"), Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership as follows(1):

     Purchase Date:

     Eligible Assets requested to be purchased: (see Annex I attached hereto)

     Aggregate principal amount of Purchased Assets:

     Purchase Price:

     Repurchase Price:

     Repurchase Date:

     Name of Borrower:

     Name of Underlying Mortgage Loan Borrower:

     Underlying Mortgage Loan Amount:

     Loan Amount:

     Date of Mortgage Asset:


------------------
(1) The information listed below to be provided in the form of a spreadsheet prepared by the Seller.


                              Exhibit II-1, Page 1

     Lien Position(2):

     Interest rate(3):

     Maturity Date:

     Underlying Mortgaged Property description:

     Current appraised value of commercial property:

     Type of appraisal/date/name of appraiser:

     Current LTV - combined:

     DSCR - combined:

     Prepayment provisions (Y/N?):

         If yes, summarize such provisions:

     Transaction terminable on demand (Y/N?):

     Initial Eurodollar Period selected for this Transaction:

     Description of any non-conformity with the definition of Eligible Asset and the representations and warranties in the Agreement:

     Listing of each related Interest Rate Protection Agreement (described under clause (i) of the definition thereof) in effect for the Mortgage Asset and describe the material terms thereof:

     Description of restrictions on transfer, assignments, pledge or participation of the Mortgage Asset:

     The Seller certifies that all conditions precedent set forth in Sections
3.1 and 3.2 of the Agreement are satisfied in full.



                                    ARBOR REALTY FUNDING LLC

                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


------------------
(2)  Position on Underlying Mortgaged Property.

(3)  Including margin and spread and next adjustment date.



                              Exhibit II-1, Page 2

Agreed and acknowledged:


WACHOVIA BANK, NATIONAL ASSOCIATION


By:
    -----------------------------------------
Name:
      ---------------------------------------
Title:
       --------------------------------------



                              Exhibit II-1, Page 3

                                                                    EXHIBIT II-2
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


       FORM OF CONFIRMATION - WHOLE LOAN AND JUNIOR INTEREST TRANSACTIONS

                                                                          [DATE]

Wachovia Bank, National Association
One Wachovia Center, Mail Code:  NC0166
301 South College Street
Charlotte, North Carolina 28288
Attention:  Marianne Hickman

Ladies and Gentlemen:

     This letter confirms our agreement to sell and the Purchaser's agreement to purchase the [WHOLE LOAN] [JUNIOR INTEREST] listed in Annex I hereto, pursuant to the First Amended and Restated Loan Purchase and Repurchase Agreement (the "Agreement"), dated as of July 12, 2004, by and among Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser"), Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership as follows(4):

     Purchase Date:

     Eligible Assets requested to be purchased: (see Annex I attached hereto)

     Aggregate principal amount of Purchased Assets:

     Purchase Price:

     Repurchase Price:

     Repurchase Date:

     Name of Borrower:

     Mortgage Asset Amount:

     Date of Mortgage Asset:


---------------
(4) The information listed below to be provided in the form of a spreadsheet prepared by the Seller.


                              Exhibit II-2, Page 1

     Lien Position(5):

     Interest rate(6):

     Maturity Date:

     Collateral description(7):

     Current appraised value:

     Type of appraisal/date/name of appraiser:

     Current LTV - Senior lien:

     Current LTV - Combined Senior Lien and Junior Interest (if applicable):

     Prior/senior liens (Y/N?):

          If yes: Holder(s) of prior/senior lien(s):

                  Date(s):

                  Term and interest rate of prior/senior lien(s):

     DSCR on prior/senior liens:

     DSCR on combined debt (if applicable):

     Prepayment provisions (Y/N?):

          If yes, summarize such provisions:

     Transaction terminable upon demand (Y/N?):

     Initial Eurodollar Period selected for this Transaction:

     Description of any non-conformity with the definition of Eligible Asset and the representations and warranties in the Agreement:

     Listing of each related Interest Rate Protection Agreement (described under clause (i) of the definition thereof) in effect for the Mortgage Asset and describe the material terms thereof:

-------------
(5) Position on Underlying Mortgaged Property.

(6) Including margin and spread and next adjustment date.

(7) Including address, city, state, size of land, size of building(s), type of asset (multi-family, retail, office, etc.).



                              Exhibit II-2, Page 2

     Description of restrictions on transfer, assignments, pledge or participation of the Mortgage Asset:

     The Seller certifies that all conditions precedent set forth in Sections
3.1 and 3.2 of the Agreement are satisfied in full.



                              Exhibit II-2, Page 3

                                         ARBOR REALTY FUNDING LLC

                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                              Exhibit II-2, Page 4

Agreed and acknowledged:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------



                              Exhibit II-2, Page 5

                                                                    EXHIBIT II-3
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                FORM OF CONFIRMATION - PREFERRED EQUITY INTERESTS

                                                                          [DATE]

Wachovia Bank, National Association
One Wachovia Center, Mail Code:  NC0166
301 South College Street
Charlotte, North Carolina 28288
Attention:  Marianne Hickman

Ladies and Gentlemen:

     This letter confirms our agreement to sell and the Purchaser's agreement to purchase the Preferred Equity Interest listed in Annex I hereto, pursuant to the First Amended and Restated Loan Purchase and Repurchase Agreement (the "Agreement"), dated as of July 12, 2004, by and among Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser"), Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership as follows(8):

     Purchase Date:

     Eligible Assets requested to be purchased: (see Annex I attached hereto)

     Aggregate principal amount of Purchased Assets:

     Purchase Price:

     Repurchase Price:

     Repurchase Date:

     Name of Preferred Equity Grantor:

     Mortgage Asset Amount:

     Date of Mortgage Asset:

     Lien Position(9):


-------------
(8) The information listed below to be provided in the form of a spreadsheet prepared by the Seller.

(9) Position on Underlying Mortgaged Property.


                              Exhibit II-3, Page 1

     Interest rate(10):

     Maturity Date:

     Underlying Mortgaged Property description(11):

     Current appraised value:

     Type of appraisal/date/name of appraiser:

     Current LTV - Senior lien:

     Current LTV - Combined Senior Lien and Junior Interest (if applicable):

     Prior/senior liens (Y/N?):

           If yes: Holder(s) of prior/senior lien(s):

                   Date(s):

                   Term and interest rate of prior/senior lien(s):

     DSCR on prior/senior liens:

     DSCR on combined debt (if applicable):

     Prepayment provisions (Y/N?):

           If yes, summarize such provisions:

     Transaction terminable upon demand (Y/N?):

     Initial Eurodollar Period selected for this Transaction:

     The Preferred Equity Interest is not evidenced by any Preferred Equity Interest Instruments: Yes

     Summary of all of the material economic terms of the Preferred Equity Interest, including, without limitation, the payment/cashflow waterfalls, the return analysis and the mechanisms to repay the Preferred Equity
     Interest:


-------------
(10) Including margin and spread and next adjustment date.
(11) Including address, city, state, size of land, size of building(s), type of asset (multi-family, retail, office, etc.).


                              Exhibit II-3, Page 2

     Description of restrictions on transfer, assignments, pledge or participation of the Mortgage Asset:

     Description of any non-conformity with the definition of Eligible Asset and the representations and warranties in the Agreement:

     Listing of each related Interest Rate Protection Agreement (described under clause (i) of the definition thereof) in effect for the Mortgage Asset and describe the material terms thereof:

     Summary of the application of insurance/condemnation proceeds:

     Description of Indebtedness permitted by the Mortgage Loan Documents:

     The Seller certifies that all conditions precedent set forth in Sections
3.1 and 3.2 of the Agreement are satisfied in full.


                                         ARBOR REALTY FUNDING LLC


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                              Exhibit II-3, Page 3

Agreed and acknowledged:


WACHOVIA BANK, NATIONAL ASSOCIATION

By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------


                              Exhibit II-3, Page 4

                                                                    EXHIBIT II-4
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                       FORM OF CONFIRMATION - BRIDGE LOANS

                                                                          [DATE]

Wachovia Bank, National Association
One Wachovia Center, Mail Code:  NC0166
301 South College Street
Charlotte, North Carolina 28288
Attention:  Marianne Hickman

Ladies and Gentlemen:

     This letter confirms our agreement to sell and the Purchaser's agreement to purchase the Bridge Loan listed in Annex I hereto, pursuant to the First Amended and Restated Loan Purchase and Repurchase Agreement (the "Agreement"), dated as of July 12, 2004, by and among Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser"), Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership as follows(12):

     A. Whole Loans and Junior Interest Loans:

     Purchase Date:

     Eligible Assets requested to be purchased: (see Annex I attached hereto)

     Aggregate principal amount of Purchased Assets:

     Purchase Price:

     Repurchase Price:

     Repurchase Date:

     Name of Borrower:

     Mortgage Asset Amount:

     Date of Mortgage Asset:

------------
12 The information listed below to be provided in the form of a spreadsheet prepared by the Seller.


                              Exhibit II-4, Page 1

     Lien Position(13):

     Interest rate(14):

     Maturity Date:

     Collateral description(15):

     Current appraised value:

     Type of appraisal/date/name of appraiser:

     Current LTV - Senior lien:

     Current LTV - Combined Senior Lien and Junior Interest (if applicable):

     Prior/senior liens (Y/N?):

           If yes: Holder(s) of prior/senior lien(s):

                   Date(s):

                   Term and interest rate of prior/senior lien(s):

     DSCR on prior/senior liens:

     DSCR on combined debt (if applicable):

     Prepayment provisions (Y/N?):

           If yes, summarize such provisions:

     Transaction terminable upon demand (Y/N?):

     B. Mezzanine Loans:

     Purchase Date:

     Eligible Assets requested to be purchased: (see Annex I attached hereto)

     Aggregate principal amount of Purchased Assets:

     Purchase Price:

------------
(13)   Position on Underlying Mortgaged Property.

(14)   Including margin and spread and next adjustment date.

(15) Including address, city, state, size of land, size of building(s), type of asset (multi-family, retail, office, etc.).



                              Exhibit II-4, Page 2

     Repurchase Price:

     Repurchase Date:

     Name of Borrower:

     Name of Underlying Mortgage Loan Borrower:

     Underlying Mortgage Loan Amount:

     Loan Amount:

     Date of Mortgage Asset:

     Lien Position(16):

     Interest rate(17):

     Maturity Date:

     Collateral description [DESCRIBE MEZZANINE AND COMMERCIAL PROPERTY]:

     Current appraised value of commercial property:

     Type of appraisal/date/name of appraiser:

     Current LTV - combined:

     DSCR - combined:

     Prepayment provisions (Y/N?):

          If yes, summarize such provisions:

     Transaction terminable on demand (Y/N?):

     C.   Initial Eurodollar Period selected for this Transaction:

     D. Description of Bridge Loan's deficiency (and, in particular, describe any non-conformity with the definition of Eligible Asset): [ ]

------------
(16)   Position on Underlying Mortgaged Property.

(17)   Including margin and spread and next adjustment date.


                              Exhibit II-4, Page 3

     E. Listing of each related Interest Rate Protection Agreement (described under clause (i) of the definition thereof) in effect for the Mortgage Asset and describe the material terms thereof:

     Description of any non-conformity with the representations and warranties in the Agreement:

     Description of restrictions on transfer, assignments, pledge or participation of the Mortgage Asset:

     The Seller certifies that all conditions precedent set forth in Sections
3.1 and 3.2 of the Agreement are satisfied in full.



                                         ARBOR REALTY FUNDING LLC

                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                              Exhibit II-4, Page 4

Agreed and acknowledged:


WACHOVIA BANK, NATIONAL ASSOCIATION

By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------


                              Exhibit II-4, Page 5

                                                                     EXHIBIT III
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                                POWER OF ATTORNEY


     This Power of Attorney ("Power of Attorney") is executed and delivered by Arbor Realty Funding LLC, as the Seller under the Agreement (each as defined below), to Wachovia Bank, National Association, as the Purchaser under the Agreement (in such capacity, the "Attorney"), pursuant to Subsection 3.1(d) of that certain First Amended and Restated Loan Purchase and Repurchase Agreement (as amended, modified, waived, supplemented, extended, restated or replaced from time to time, the "Agreement"), dated as of July 12, 2004, by and among Arbor Realty Funding LLC, as the Seller (the "Seller"), Wachovia Bank, National Association ("Wachovia"), as the Purchaser and Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. No Person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from the Seller as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and the Seller irrevocably waives any right to commence any suit or action, in law or equity, against any Person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by the Seller until all obligations of the Seller under the Repurchase Documents have been indefeasibly paid in full and Attorney has provided its written consent thereto (which consent shall not be unreasonably withheld or delayed).

     (a) Following the occurrence and during the continuance of a Termination Event, the Seller hereby irrevocably constitutes and appoints the Purchaser and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Seller and in the name of the Seller or in its own name, from time to time in the Purchaser's discretion, for the purpose of carrying out the terms of the Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of the Agreement, and, without limiting the generality of the foregoing, the Seller hereby gives the Purchaser the power and right, on behalf of the Seller, without assent by, but with notice to, the Seller, to do the following (in each case to the extent the Seller is not prohibited by Applicable Law or any applicable Contractual Obligation):

          (i) in the name of the Seller, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect


                              Exhibit III, Page 1
     to any other Purchased Items and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Purchaser for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Purchased Items whenever payable;

          (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Purchased Items;

          (iii) (A) to direct any party liable for any payment under any Purchased Items to make payment of any and all moneys due or to become due thereunder directly to the Purchaser or as the Purchaser shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Purchased Items; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Purchased Items; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Purchased Items or any proceeds thereof and to enforce any other right in respect of any Purchased Items; (E) to defend any suit, action or proceeding brought against the Seller with respect to any Purchased Items; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Purchaser may deem appropriate, provided that same does not impose any civil or criminal liability on the Seller or the Guarantor; and (G) generally, to sell, transfer, pledge, exercise rights and make any agreement with respect to or otherwise deal with any Purchased Items as fully and completely as though the Purchaser were the absolute owner thereof for all purposes, and to do, at the Purchaser's option and the Seller's expense, at any time, and from time to time, all acts and things that the Purchaser deems necessary to protect, preserve or realize upon the Purchased Items and the Purchaser's Liens thereon and to effect the intent of the Agreement, all as fully and effectively as such Seller might do;

          (iv) to direct the actions of the Custodian with respect to the Purchased Items under the Custodial Agreement; and

          (v) to execute, from time to time, in connection with any sale provided for in Section 10.2, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Purchased Items.

     The Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     (b) The powers conferred on the Purchaser hereunder are solely to protect the Purchaser's interests in the Purchased Items and shall not impose any duty upon it to exercise any such powers. The Purchaser shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Purchaser nor any of its officers, directors, employees or agents shall be responsible to the Seller for any act or failure to act hereunder.


                              Exhibit III, Page 2

     IN WITNESS WHEREOF, this Power of Attorney is executed by the Seller and the Seller has caused its seal to be affixed pursuant to the authority of its sole members as of this [____] day of [________________], 200[__].




                                       ARBOR REALTY FUNDING LLC


                                       By:
                                          -------------------------------------
                                       Name:  Frederick Herbst
                                       Title: Authorized Signatory


Sworn to and subscribed before
me this ____ day of ______________, 200[_]:




----------------------------------
Notary Public



                              Exhibit III, Page 3

                                                                      EXHIBIT IV
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                           FORM OF TRANSACTION REQUEST

                                                                          [DATE]

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0166
301 South College Street
Charlotte, North Carolina 28288
Attention: Marianne Hickman

Confirmation No.:
                 ---------------------

Ladies and Gentlemen:

     This letter ("Transaction Request") is a request for you to purchase from us the Eligible Assets listed in Appendix I hereto, pursuant to the First Amended and Restated Loan Purchase and Repurchase Agreement, dated July 12, 2004, by and among Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser"), Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership (the "Agreement"), as follows:

     Requested Purchase Date:

     Eligible Assets requested to be purchased: See Appendix I hereto.

     Aggregate principal amount of Eligible Assets requested to be purchased:

     Purchase Price:

     Repurchase Date:

     Repurchase Price:

     Class of Eligible Asset:

     Type of Eligible Asset:

     Names and addresses for communications:


                               Exhibit IV, Page 1

     Describe any non-conformity with the representations and warranties in the Agreement:

     Bridge Loan (Y/N?):

          If yes, describe rationale for classification as a Bridge Loan (and, in particular, describe any non-conformity with the definition of the Eligible Asset):

     Other than Bridge Loans, describe any non-conformity with the definition of Eligible Asset:

     Describe restrictions on transfer, assignments, pledge or participation of the Mortgage Asset:

     For Preferred Equity Interests, the Preferred Equity Interest is not evidenced by any Preferred Equity Interest Instruments: Yes

     Summarize all of the material economic terms of any Preferred Equity Interest, including, without limitation, the payment/cashflow waterfalls, the return analysis and the mechanisms to repay the Preferred Equity
     Interest:

     For Preferred Equity Interests, summarize the application of insurance and condemnation proceeds:

     For Preferred Equity Interests, describe Indebtedness permitted by the Mortgage Loan Documents:


Purchaser:      Wachovia Bank, National Association
                One Wachovia Center, Mail Code:  NC0166
                301 South College Street
                Charlotte, North Carolina 28288
                Attention:  Marianne Hickman
                Email:      Marianne.Hickman@wachovia.com

Seller:         Arbor Realty Funding LLC
                c/o Arbor Commercial Mortgage LLC
                333 Earle Ovington Boulevard
                Uniondale, New York  11553
                Attention:  Guy Milone, Esq.
                Email:      guy.milone@thearbornet.com

     This Transaction Request constitutes certification by the Seller that:

     1. No Unmatured Termination Event or Termination Event has occurred and is continuing on the date hereof nor will occur after giving effect to such Transaction as a result of such Transaction.


                               Exhibit IV, Page 2

     2. Each of the conditions precedent set forth in Articles II and III with respect to the Transaction requested hereby has been satisfied.

     3. Each of the representations and warranties made by the Seller and Guarantor in or pursuant to the Repurchase Documents is true and correct in all material respects on and as of such date and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made only as of a specific date, as of such specific date).

     4. The Seller and Guarantor are in compliance with all covenants and duties set forth in the Repurchase Documents, all Applicable Laws, all Contractual Obligation and all governmental licenses and authorizations, and each of the Seller and Guarantor is qualified to do business and is in good standing in all required jurisdictions.

     5. The requested Transaction does not exceed the Availability and, after giving effect to the requested Transaction, the Purchase Price for all Transactions outstanding does not exceed the Maximum Amount or the Asset Value.

     All capitalized terms used but not defined herein shall have the meaning assigned thereto in the Agreement.



                               Exhibit IV, Page 3

                                         ARBOR REALTY FUNDING LLC


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                              Exhibit IV, Page 4

                                                                       EXHIBIT V
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                            FORM OF ACCOUNT AGREEMENT

                                                                          [DATE]

Arbor Realty Funding LLC
c/o Arbor Commercial Mortgage LLC
333 Earle Ovington Boulevard
Uniondale, New York  11553
Attention: Guy Milone, Esq.

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0166
301 South College Street
Charlotte, North Carolina  28288
Attention: Marianne Hickman

Re: Collection Account Established by Arbor Realty Funding LLC (the "Seller") at Wachovia Bank, National Association (in such capacity, the "Bank") pursuant to that certain First Amended and Restated Loan Purchase and Repurchase Agreement (as amended, supplemented or otherwise modified from time to time, the "Repurchase Agreement"), dated July 12, 2004, by and among Wachovia Bank, National Association (in such capacity, the "Purchaser"), the Seller, Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Repurchase Agreement.

Ladies and Gentlemen:

         The Seller has entered into a Repurchase Agreement pursuant to which the Purchaser may from time to time purchase Eligible Assets (the "Purchased Assets") secured by, among other things, the payments made by mortgagors on account of Purchased Assets sold to Purchaser under the Repurchase Agreement. As a requirement of such transactions, all such payments are required to be forwarded to the Collection Account identified below within two (2) Business Days of receipt. The Seller has established a collection account, Account No. 2000014831425, for the account of the Purchaser, with the Bank, ABA # 053110303 (the "Collection Account") that the Bank maintains in the name of, and in trust for, the Purchaser. The Seller has granted to the Purchaser a security interest in the Collection Account and all payments deposited in the Collection Account with respect to the Purchased Assets sold to the Purchaser under the Repurchase Agreement.




                               Exhibit V, Page 1

         In the event the Bank receives notice from the Purchaser that a Termination Event has occurred and is continuing under the Repurchase Agreement (a "Notice of Event of Default") from the Purchaser, the Bank shall in no event
(a) transfer funds from the Collection Account to the Seller or any other Person other than pursuant to the Purchaser's direction, (b) act on the instruction of the Seller or any Person other than the Purchaser or (c) cause or permit withdrawals from the Collection Account in any manner not approved by the Purchaser in writing.

         The Bank hereby waives any right that the Bank may now or hereafter have to a security interest, bank's or other possessory Liens, rights to offset or other claims against the funds in the Collection Account.

         In addition, the Bank acknowledges that (a) the Seller has granted to the Purchaser a security interest in all of the Seller's right, title and interest in and to any funds from time to time on deposit in the Collection Account with respect to the Purchased Items sold to the Purchaser under the Repurchase Agreement, (b) that such funds are received by the Bank in trust for the benefit of the Purchaser and, except as provided below, are for application against the Seller's obligations to the Purchaser, and (c) that the Bank shall comply with the Purchaser's instructions regarding the disposition of funds in the Collection Account in accordance with the Purchaser's instructions, without the consent of the Seller until the Bank receives notice from the Purchaser that it has released its Lien on the Collection Account and all funds deposited therein.

         Funds in the Collection Account may be invested by the Bank at the direction of the Purchaser in Permitted Investments.

         Until the Purchaser's Lien is terminated and released, the Seller shall have no rights in, no rights of withdrawal from and no rights to give notices or instructions regarding the disposition of funds in, the Collection Account (regardless of whether a Termination Event has occurred).

         This Account Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to the conflicts of laws provisions thereof).


         All bank statements in respect to the Collection Account shall be sent to the Purchaser at:

                  Wachovia Bank, National Association
                  One Wachovia Center, Mail Code: NC0166
                  301 South College Street
                  Charlotte, North Carolina  28288
                  Attention: Marianne Hickman
                  Email:     Marianne.Hickman@wachovia.com

                               Exhibit V, Page 2
         with copies to the Seller at:

                  Arbor Realty Funding LLC
                  c/o Arbor Commercial Mortgage LLC
                  333 Earle Ovington Boulevard
                  Uniondale, New York  11553
                  Attention: Guy Milone, Esq.
                  Email:     guy.milone@thearbornet.com

         Kindly acknowledge your agreement with the terms of this agreement by signing the enclosed copy of this letter and returning it to the undersigned.

                                  Very truly yours,

                                  WACHOVIA BANK, NATIONAL ASSOCIATION

                                  By:
                                      -----------------------------------
                                  Name:
                                        ---------------------------------
                                  Title:
                                         --------------------------------





                               Exhibit V, Page 3

Agreed and acknowledged:

ARBOR REALTY FUNDING LLC,
as the Seller

By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------



                               Exhibit V, Page 4

Agreed and acknowledged:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
    -----------------------------
Name:
      ---------------------------
Title:
       --------------------------



                               Exhibit V, Page 5

                                                                    EXHIBIT VI-1
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                         FORM OF PERFECTION CERTIFICATE
                                       OF
                     ARBOR REALTY FUNDING LLC (THE "SELLER")


1. Name. The legal name of the Seller, including any additional, different and/or former legal names, is as follows:

    Legal Name: Arbor Realty Funding LLC

    Different and/or Former Legal Names during the last six (6) years: None.

2.  The Seller is doing business under the following dba names: None.

3.  Nature of Entity: The Seller is a limited liability company.

4.  The Seller was incorporated in the State of Delaware.

5. The Seller is qualified to do business in the following jurisdictions other than the jurisdiction set forth in No. 4 above: New York.

6. The address (including street number, street, suite number, city, state, zip code and county) of the chief executive office of the Seller is as follows:

    Address:  c/o Arbor Commercial Mortgage LLC
              333 Earle Ovington Boulevard
              Uniondale, New York 11553

              County: Nassau

7.  The Seller maintains records at the following additional locations: None.

8. The Seller's Federal Tax ID Number is as follows: 33-1079417. The Seller's entity identification number, if different and if applicable, is as follows:
    3739319.



                              Exhibit VI-1, Page 1

IN WITNESS WHEREOF, I have hereunto set my hand this [____] day of July, 2004.


                                  ARBOR REALTY FUNDING LLC

                                  By:
                                      ---------------------------------
                                  Name:  Frederick Herbst
                                  Title: Authorized Signatory





                              Exhibit VI-1, Page 2

                                                                    EXHIBIT VI-2
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                         FORM OF PERFECTION CERTIFICATE
                                       OF
                ARBOR REALTY LIMITED PARTNERSHIP (THE "PLEDGOR")


1. Name. The legal name of the Pledgor, including any additional, different and/or former legal names, is as follows:

    Legal Name: Arbor Realty Limited Partnership

    Different and/or Former Legal Names during the last six (6) years: None.

2.  The Pledgor is doing business under the following dba names: None.

3.  Nature of Entity: The Pledgor is a limited partnership.

4.  The Pledgor was incorporated in the State of Delaware.

5. The Pledgor is qualified to do business in the following jurisdictions other than the jurisdiction set forth in No. 4 above:

        California, Colorado, Delaware, Florida, Georgia, Illinois, Indiana, Maryland, Massachusetts, Michigan, New Jersey, New York and Texas.

6. The address (including street number, street, suite number, city, state, zip code and county) of the chief executive office of the Pledgor is as follows:

    Address:  c/o Arbor Commercial Mortgage LLC
              333 Earle Ovington Boulevard
              Uniondale, New York  11553

              County: Nassau

7.  The Pledgor maintains records at the following additional locations: None.

8. The Pledgor's Federal Tax ID Number is as follows: 20-0057772. The Pledgor's entity identification number, if different and if applicable, is as follows: 3668030.



                              Exhibit VI-2, Page 1

         IN WITNESS WHEREOF, I have hereunto set my hand this [____] day of July, 2004.

                   ARBOR REALTY LIMITED PARTNERSHIP

                   By:  Arbor Realty GPOP, Inc., its General Partner

                        By:
                            ----------------------------------------
                        Name:  Frederick Herbst
                        Title: Chief Financial Officer





                              Exhibit VI-2, Page 2

                                                                   EXHIBIT VII-1
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                         FORM OF SELLER'S RELEASE LETTER

                                                                          [DATE]

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0166
301 South College Street
Charlotte, North Carolina 28288
Attention: Marianne Hickman

Re: First Amended and Restated Loan Purchase and Repurchase Agreement, dated as of July 12, 2004 (the "Repurchase Agreement"), by and among Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser"), Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Repurchase Agreement.

Ladies and Gentlemen:

     With respect to the Mortgage Assets described in the attached Schedule A (the "Mortgage Assets"), (a) we hereby certify to you that the Mortgage Assets are not subject to a Lien of any third party other than Liens permitted by clause (d) of the definition of Permitted Liens, and (b) we hereby release all right, interest or claim of any kind with respect to such Mortgage Assets, such release to be effective automatically without further action by any party upon payment from the Purchaser of the amount of the Purchase Price contemplated under the Repurchase Agreement (calculated in accordance with the terms thereof) in accordance with the payment instructions set forth in the Repurchase Agreement.

                                        Very truly yours,

                                        ARBOR REALTY FUNDING LLC

                                        By:
                                            -------------------------------
                                        Name:
                                              -----------------------------
                                        Title:
                                               ----------------------------



                              Exhibit VII-1, Page 1

                                                                   EXHIBIT VII-2
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                    FORM OF WAREHOUSE LENDER'S RELEASE LETTER

                                                                          [DATE]

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0166
301 South College Street
Charlotte, North Carolina  28288
Attention: Marianne Hickman

Re: Certain Mortgage Assets Identified on Schedule A hereto and owned by [________________________]

     The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the Mortgage Asset(s) described in the attached Schedule A, such release to be effective automatically without any further action by any party upon payment in one or more installments, in immediately available funds of $[________], in accordance with the following wire instructions:


                                        -------------------------------------

                                        -------------------------------------


                                        Very truly yours,

                                        [WAREHOUSE LENDER]

                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                               ------------------------------






                              Exhibit VII-2, Page 1

                                                                    EXHIBIT VIII
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                             FORM OF SERVICER NOTICE

                                                                          [DATE]

[SERVICER], as Servicer
[ADDRESS]
Attention:

Re: First Amended and Restated Loan Purchase and Repurchase Agreement (the "Agreement"), dated as of July 12, 2004, by and among Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser"), Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

Ladies and Gentlemen:

     [SERVICER] (the "Servicer") is servicing certain Mortgage Assets for the Seller pursuant to certain [NAME SERVICING AGREEMENTS] (the "Servicing Agreement") between the Servicer and the Seller. Pursuant to the Repurchase Agreement between the Purchaser and the Seller, the Servicer is hereby notified that the Seller has sold to the Purchaser certain Mortgage Assets that are serviced by the Servicer.

     Upon receipt of a notice (a "Default Notice") from the Purchaser in which the Purchaser shall (a) represent that an Unmatured Termination Event or a Termination Event has occurred with respect to the Seller's obligations to the Purchaser and (b) identify the Mortgage Assets that are then owned by the Purchaser under the Agreement (the "Mortgage Assets"), the Servicer shall segregate all amounts collected on account of such Mortgage Assets, hold them in trust for the sole and exclusive benefit of the Purchaser, and remit such collections in accordance with the Purchaser's written instructions. Following receipt of such Default Notice, the Servicer shall follow the instructions of the Purchaser with respect to the Mortgage Assets, and shall deliver to the Purchaser any information with respect to the Mortgage Assets reasonably requested by the Purchaser.

     Upon a receipt of a Default Notice, Purchaser shall have the right to terminate the Servicing Agreement and transfer servicing to its designee, at no cost or expense to the Purchaser, and the Seller shall pay any and all fees required to terminate the Servicing Agreement and to effectuate the transfer of servicing to the designee of the Purchaser.

     Notwithstanding any contrary information that may be delivered to the Servicer by the Seller, the Servicer may conclusively rely on any information or Default Notice delivered by the



                              Exhibit VIII, Page 1

Purchaser, and the Seller shall indemnify and hold the Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information or Default Notice.

     Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to the Purchaser promptly upon receipt. Any notices to the Purchaser should be delivered to the following address: Wachovia Bank, National Association, One Wachovia Center, Mail Code:
NC0166, Charlotte, North Carolina 28288, Attention: Marianne Hickman.



                                        Very truly yours,

                                        ARBOR REALTY FUNDING LLC

                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                               -----------------------------



                              Exhibit VIII, Page 2

ACKNOWLEDGED AND AGREED:

---------------------------------------
as Servicer

By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------

Facsimile No.:    [(   )      -       ]
                    ---  -----  ------

Confirmation No.: [(   )      -       ]
                    ---  ----   ------



                              Exhibit VIII, Page 3

                                                                      EXHIBIT IX
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                               FORM OF REQUEST FOR
                    ADDITIONAL TRANSACTIONS FOR EXCESS MARGIN

                                                                          [DATE]

Wachovia Bank, National Association
One Wachovia Center, Mail Code:  NC0166
301 South College Street
Charlotte, North Carolina  28288
Attention:  Marianne Hickman

         Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the First Amended and Restated Loan Purchase and Repurchase Agreement (the "Repurchase Agreement"), dated as of July 12, 2004, by and among Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser"), Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership.

         Pursuant to Section 2.6 of the Repurchase Agreement, the Seller hereby requests payment of additional Purchase Price in respect of the Transactions currently outstanding, and in connection with such request provides the following information:



Amount of additional                       $_________________
Purchase Price

Requested Purchase Date                    __________________

Excess Margin prior to giving effect to    $_________________
requested Transaction

Remaining Excess Margin after giving       $_________________
effect to such Transaction

Aggregate Purchase Price of all            $_________________
Transactions outstanding as of date
hereof after giving effect to the
requested Transaction


                               Exhibit IX, Page 1

         Availability before giving effect to the   $_________________
         requested Transaction




         This request constitutes a certification by the Seller that:

         1. After giving effect to the Transaction requested pursuant hereto, the Margin Base will be equal to or greater than the aggregate Purchase Price of the outstanding Transactions.

         2. All conditions precedent to the requested Transaction set forth in Articles II and III of the Repurchase Agreement have been satisfied.

         3. The requested Transaction does not exceed the Availability and, after giving effect to the Transaction, the Purchase Price of all Transactions outstanding on the date hereof does not exceed the Maximum Amount or the Asset Value.

         4. No Unmatured Termination Event or Termination Event has occurred and is continuing on the date hereof nor will occur after giving effect to such Transaction.

         5. Each of the representations and warranties made by the Seller and Guarantor in or pursuant to the Repurchase Documents is true and correct in all material respects on and as of such date and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made only as of a specific date, as of such specific date).

         6. The Seller and Guarantor are in compliance with all covenants and duties set forth in the Repurchase Documents, all Applicable Laws, all Contractual Obligations and all governmental licenses and authorizations, and each of the Seller and Guarantor is qualified to do business and is in good standing in all required jurisdictions.

         This Request For Additional Transaction For Excess Margin is dated [________] [__], [20__].

                                  ARBOR REALTY FUNDING LLC

                                  By:
                                      -------------------------------------
                                  Name:
                                        -----------------------------------
                                  Title:
                                         ----------------------------------




                               Exhibit IX, Page 2

                                                                       EXHIBIT X
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                             COMPLIANCE CERTIFICATE


Wachovia Bank, National Association
One Wachovia Center, Mail Code:  NC0166
Charlotte, North Carolina  28288
Attention:  Marianne Hickman

Re: First Amended and Restated Loan Purchase and Repurchase Agreement (the "Agreement"), dated as of July 12, 2004, by and among Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser"), Arbor Realty Trust, Inc. ("ART") and Arbor Realty Limited Partnership. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

Ladies and Gentlemen:

     In accordance with the Agreement, the undersigned hereby certifies to the Purchaser as follows:

     (a) The undersigned is a [           ] of [           ] and is a
Responsible Officer of [           ].

     (b) To the extent this Compliance Certificate is being delivered in connection with a Transaction, after giving effect to the requested Transaction, the aggregate Purchase Price of all Transactions outstanding do not exceed the Maximum Amount or the Asset Value as reflected in the following calculations
[             ].

     (c) The Seller and the Guarantor have observed or performed all of their covenants, duties and other agreements, and satisfied every condition, contained in the Agreement, the Repurchase Documents and the related documents to be observed, performed or satisfied by them.

     (d) In connection with each Transaction, the undersigned has obtained no knowledge of any Unmatured Termination Event or Termination Event except as
follows: [          ].

     (e) All representations and warranties contained in the Agreement are true and correct on and as of the date of this Compliance Certificate as though made on and as of such day and shall be deemed to be made on such day (or, if any such representation or warranty is expressly stated to have been made only as of a specific date, as of such specific date).




                               Exhibit X, Page 1

     (f) ART is in compliance with the Financial Covenants [MUST INCLUDE ON A QUARTERLY BASIS CALCULATIONS THAT SUPPORT IN DETAIL THE CERTIFICATION]. The calculations supporting ART's compliance with the Financial Covenants attached hereto as Schedule 1 is, after due inquiry, time, correct and complete.

     [PARAGRAPHS (g), (h), (i) AND (j) TO BE INCLUDED WITH COMPLIANCE CERTIFICATE PROVIDED UNDER SUBSECTION 5.1(t) OF THE AGREEMENT]

     (g) I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and financial condition of the Seller, the Guarantor and their Subsidiaries during the accounting period covered by the financial statements attached (or most recently delivered to the Purchaser if none are attached).

     (h) The examinations described in paragraph (g) did not disclose, and I have no knowledge of, the existence of any condition or event that constitutes an Unmatured Termination Event or Termination Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as provided in paragraph (j) below.

     (i) The financial statements, updates, reports and other materials referred to in Subsection 5.1(s) of the Agreement which are delivered concurrently with the delivery of this Compliance Certificate, if any, and otherwise those most recently delivered pursuant to Subsection 5.1(s) of the Agreement, if any, to the best of my knowledge after due inquiry, fairly and accurately present in all material respects, (i) in the case of financial statements, the consolidated financial condition and operations of the Seller and the Guarantor and their Subsidiaries at such date and the consolidated results of their operations for the period then ended, in accordance with GAAP applied consistently throughout such period and with prior periods and, (ii) in the case of deliveries other than financial statements, the matters set forth therein as of the dates and for the periods covered thereby; provided, however, that any projections included therein constitute good faith estimates of reasonably anticipated future matters which cannot be predicted with certainty; provided, further, however, the forgoing certification shall not include materials provided by any Borrower.

     (j) Described below are the exceptions, if any, to paragraph (h) and/or (i) by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Seller/Guarantor has taken, is taking, or proposes to take with respect to each such condition or event:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               Exhibit X, Page 2

     (k) With respect to each Interest Rate Protection Agreement described under clause (ii) of the definition of Interest Rate Protection Agreement, attached is a position report detailing ART's hedge position and, where applicable, any hedge's that are allocable to the Purchased Assets.



                               Exhibit X, Page 3

                                          Very truly yours,

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title: [          ], a Responsible
                                          Officer of [         ]



                               Exhibit X, Page 4

                                                                      EXHIBIT XI
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                      FORM OF PURCHASED ASSET DATA SUMMARY

                                   WHOLE LOANS


                                                                                            ORIGINAL
                                                  DESCRIPTION       DATE OF                 MORTGAGE                   ORIGINAL
   PURCHASE       NAME OF          TYPE OF            OF           MORTGAGE      MATURITY     ASSET       PURCHASE    REPURCHASE
     DATE         BORROWER      COLLATERAL (1)    COLLATERAL (2)     ASSET         DATE      AMOUNT        PRICE         PRICE
--------------- ------------- ------------------- -------------- ------------ ------------ ------------ ------------- ------------
Total                                                                                         XXX                         XXX
--------------- ------------- ------------------- -------------- ------------ ------------ ------------ ------------- ------------

                    CURRENT
                   MORTGAGE      CURRENT      CURRENT      CURRENT
   PURCHASE          ASSET     REPURCHASE       LTV          DSCR
     DATE           AMOUNT        PRICE     (COMBINED)    (COMBINED)
---------------   ------------ ------------ ------------- -----------
Total                 XXX          XXX
---------------   ------------ ------------ ------------- -----------


                                JUNIOR INTERESTS



                                                                                          ORIGINAL
                                                  DESCRIPTION    DATE OF                  MORTGAGE                   ORIGINAL
   PURCHASE       NAME OF           TYPE OF           OF        MORTGAGE     MATURITY       ASSET       PURCHASE    REPURCHASE
     DATE         BORROWER        COLLATERAL       COLLATERAL     ASSET        DATE        AMOUNT        PRICE         PRICE
--------------- ------------- ------------------- ------------ ------------ ------------ ------------ ------------- ------------
Total                                                                                        XXX                        XXX
--------------- ------------- ------------------- ------------ ------------ ------------ ------------ ------------- ------------


                   CURRENT
                  MORTGAGE      CURRENT     CURRENT        CURRENT
   PURCHASE         ASSET     REPURCHASE      LTV            DSCR
     DATE          AMOUNT        PRICE     (COMBINED)     (COMBINED)
---------------  ------------ ------------ ------------- -----------
Total                XXX          XXX
---------------  ------------ ------------ ------------- -----------

-------------
(1) second lien, participation interest, etc.

(2) location, asset type, (i.e., multifamily, retail, etc.)


                               Exhibit XI, Page 1

                                 MEZZANINE LOANS




                              NAME OF                                                       ORIGINAL
                 NAME OF     MEZZANINE               DESCRIPTION    DATE OF                 MORTGAGE                 ORIGINAL
  PURCHASE      MORTGAGE       LOAN      TYPE OF         OF        MORTGAGE    MATURITY       ASSET      PURCHASE    REPURCHASE
    DATE        BORROWER     BORROWER    COLLATERAL  COLLATERAL      ASSET        DATE       AMOUNT        PRICE       PRICE
-------------- ------------ ------------ ----------- ------------ ------------ ----------- ------------ ------------ -----------
Total                                                                                        XXX                        XXX
-------------- ------------ ------------ ----------- ------------ ------------ ----------- ------------ ------------ -----------

                  CURRENT
                 MORTGAGE      CURRENT      CURRENT    CURRENT
  PURCHASE         ASSET     REPURCHASE       LTV      DSCR
    DATE          AMOUNT        PRICE     (COMBINED)   (COMBINED)
--------------  ------------ ------------ ------------ -----------
Total               XXX          XXX
--------------  ------------ ------------ ------------ -----------


                           PREFERRED EQUITY INTERESTS




                              NAME OF                                                       ORIGINAL
                 NAME OF     PREFERRED               DESCRIPTION    DATE OF                 MORTGAGE                 ORIGINAL
  PURCHASE      MORTGAGE      EQUITY     TYPE OF         OF        MORTGAGE    MATURITY       ASSET      PURCHASE    REPURCHASE
    DATE        BORROWER      GRANTOR    COLLATERAL  COLLATERAL      ASSET        DATE       AMOUNT        PRICE       PRICE
-------------- ------------ ------------ ----------- ------------ ------------ ----------- ------------ ------------ -----------
Total                                                                                        XXX                        XXX
-------------- ------------ ------------ ----------- ------------ ------------ ----------- ------------ ------------ -----------



                  CURRENT
                 MORTGAGE      CURRENT      CURRENT    CURRENT
  PURCHASE         ASSET     REPURCHASE       LTV      DSCR
    DATE          AMOUNT        PRICE     (COMBINED)   (COMBINED)
--------------  ------------ ------------ ------------ -----------
Total               XXX          XXX
--------------- ------------ ------------ ------------- -----------


                               Exhibit XI, Page 2

                                                                     EXHIBIT XII
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                          FORM OF MARGIN DEFICIT NOTICE

                                                                          [DATE]

Arbor Realty Funding LLC
c/o Arbor Commercial Mortgage LLC
333 Earle Ovington Boulevard
Uniondale, New York 11553
Attention: Guy Milone, Esq.

Re: First Amended and Restated Loan Purchase and Repurchase Agreement (the "Agreement"), dated as of July 12, 2004, by and among Arbor Realty Funding LLC (the "Seller"), Wachovia Bank, National Association (the "Purchaser"), Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

Ladies and Gentlemen:

     Pursuant to Section 2.6 of the Agreement, we hereby give you notice of a
Margin Deficit in the amount of $[         ] (the "Deficit Margin").

     The methodology used to determine such Margin Deficit is as follows
(details to be provided): [         ].

     Please cure the Margin Deficit in accordance with the requirement of
Section 2.6 of the Agreement within twenty-four (24) hours of the time this Margin Deficit Notice is deemed to have been received under Section 13.2 of the Agreement.

                              Very truly yours,

                              WACHOVIA BANK, NATIONAL ASSOCIATION

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                              Exhibit XII, Page 1

                                                                    EXHIBIT XIII
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                               FORM OF ASSIGNMENT


         THIS ASSIGNMENT AGREEMENT (the "Agreement"), dated as of
[               ], is by and between Arbor Realty Funding LLC, as the Seller
(the "Seller") and Wachovia Bank, National Association, as the Purchaser (the "Purchaser") is entered into pursuant to the Repurchase Agreement referred to below.


                                   WITNESSETH:

         WHEREAS, the Seller, the Purchaser, Arbor Realty Trust, Inc. and Arbor Realty Limited Partnership are parties to the First Amended and Restated Loan Purchase and Repurchase Agreement, dated as of July 12, 2004 (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Repurchase Agreement");

         WHEREAS, pursuant to the Repurchase Agreement, the Seller wishes to sell the Purchased Assets (as defined herein) and the related Purchased Items to the Purchaser, and the Purchaser wishes to purchase the same, for the consideration described in the Repurchase Agreement; and

         WHEREAS, pursuant to the Repurchase Agreement, the Seller wishes to sell, transfer, convey, assign, set over and otherwise convey to the Purchaser (as defined herein), all right, title and interest of the Seller in and to the Purchased Assets and the related Purchased Items.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS.

         Capitalized terms used herein shall have the meanings ascribed to them in the Repurchase Agreement unless otherwise defined herein. For the purposes of this Agreement, the following terms shall have the following meanings:

"Purchased Assets" shall mean the Eligible Assets listed on the related Confirmation (a copy of which is attached hereto as Exhibit A) pursuant to a Transaction in accordance with the Repurchase Agreement.


                              Exhibit XIII, Page 1

     SECTION 2. TRANSFER OF PURCHASED ITEMS.

     (a) It is the intention of the Seller that the transfer contemplated by this Agreement shall constitute an absolute assignment and sale of the Purchased Assets and the related Purchased Items from the Seller to the Purchaser, conveying good title thereto free and clear of any Liens (other than Permitted Liens).

     (b) Subject to and upon the terms and conditions set forth in the Repurchase Agreement and this Agreement, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Purchaser all of the Seller's rights, title and interest in and to (but none of its obligations under) the Purchased Assets and the related Purchased Items.

     (c) This assignment does not constitute and is not intended to result in a creation or an assumption by the Purchaser of any obligation of the Seller or any other Person in connection with any or all of the Purchased Assets and the related Purchased Items or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (a) the Seller shall remain liable under the Purchased Assets and the related Purchased Items to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Purchaser of any of its rights in the Purchased Assets and the related Purchased Items shall not release the Seller from any of its duties or obligations under the Purchased Assets and the related Purchased Items, and (c) the Purchaser shall not have any obligations or liability under the Purchased Assets and the related Purchased Items by reason of this Agreement, nor shall the Purchaser be obligated to perform any of the obligations or duties of the Seller thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 3. REPURCHASE.

     (a) Concurrent with the transfer contemplated by Section 2(a), the Purchaser agrees to transfer to the Seller the Purchased Assets and the related Purchased Items in a repurchase transaction on the Repurchase Date in accordance with the provisions of the Repurchase Agreement.

     (b) At such time as any Purchased Asset is repurchased in accordance with
Section 3(a) and the Repurchase Agreement, and the Repurchase Price and all other amounts due with respect thereto have been paid in full, the Purchaser, shall, as requested by the Seller, release its interest in such Purchased Asset and any related Purchased Items; provided, that, the Purchaser shall make no representation or warranty, express or implied, with respect to any such Purchased Asset or the related Purchased Items in connection with such release.

     SECTION 4. REPRESENTATIONS AND WARRANTIES.

     (a) The Seller hereby represents and warrants to the Purchaser that the representations and warranties of the Seller and the Guarantor contained in the Repurchase Agreement are true and correct as of the date such representations and warranties are required to








                              Exhibit XIII, Page 2
be made and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made only as of a specific date, as of such specific date).

     (b) The Seller hereby represents and warrants that (a) the aggregate Purchase Price of all outstanding Transactions and any proposed Transactions do not exceed the Maximum Amount, and (b) the conditions set forth in the Repurchase Agreement have been satisfied as of the date hereof and as of the Purchase Date (if different).

     SECTION 5. RATIFICATION OF AGREEMENT.

     As supplemented by this Agreement, the Repurchase Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

     SECTION 6. COUNTERPARTS.

     This Agreement may be executed by facsimile signatures and in one or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     SECTION 7. GOVERNING LAW.

     This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                              Exhibit XIII, Page 3

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


THE SELLER:                           ARBOR REALTY FUNDING LLC

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      Arbor Realty Funding LLC
                                      c/o Arbor Commercial Mortgage LLC
                                      333 Earle Ovington Boulevard
                                      Uniondale, New York  11553
                                      Attention:          Guy Milone, Esq.
                                      Facsimile No.:      (516) 832-6431
                                      Confirmation No.:   (516) 832-7431


                  [Signatures Continued on the Following Page]


                              Exhibit XIII, Page 4

THE PURCHASER:                     WACHOVIA BANK, NATIONAL ASSOCIATION

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                   Wachovia Bank, National Association
                                   One Wachovia Center
                                   301 South College Street, Mail Code:  NC0166
                                   Charlotte, North Carolina  28288
                                   Attention:          Marianne Hickman
                                   Facsimile No.:      (704) 715-7818
                                   Confirmation No.:   (704) 715-0066



                              Exhibit XIII, Page 5

                                                                       EXHIBIT A


                              COPY OF CONFIRMATION




                              Exhibit XIII, Page 6

                                                                     EXHIBIT XIV
                                                   to First Amended and Restated
                                                               Loan Purchase and
                                                            Repurchase Agreement


                            FORM OF JOINDER AGREEMENT


     THIS JOINDER AGREEMENT (as amended, modified, waived, substituted, supplemented, extended, replaced or restated from time to time, this "Agreement"), dated as of _____________, ____, is by and among ________________, a _________________, as a seller (together with its successors and permitted assigns, the "Co-Seller"), Arbor Realty Funding LLC, as a seller (together with its successors and permitted assigns, the "Seller"), Wachovia Bank, National Association, as the Purchaser (together with its successors and assigns, the "Purchaser"), Arbor Realty Trust, Inc., as a guarantor (together with its successors and permitted assigns, "ART"), and Arbor Realty Limited Partnership, as a guarantor (together with its successors and permitted assigns, "Arbor Realty") (ART and Arbor Realty are collectively referred to herein as the "Guarantors"). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Repurchase Agreement (defined below).

     Under that certain First Amended and Restated Loan Purchase and Repurchase Agreement, dated as of July 12, 2004 (as the same may be amended, modified, waived, substituted, supplemented, extended, replaced or restated from time to time, the "Repurchase Agreement"), by and among the Seller, the Purchaser and the Guarantors, the Seller may sell and the Purchaser may purchase Preferred Equity Interests from time to time as provided in the Repurchase Agreement; provided, however, the Purchaser may require, as a condition to such purchase, that each Preferred Equity Interest be acquired by and transferred to the Purchaser by a special purpose entity as a co-seller under the Repurchase Agreement and that the co-seller and the other parties to the Repurchase Agreement execute a Joinder Agreement. With respect to the Preferred Equity Interest to be acquired by the Purchaser as evidenced by the Transaction Request dated as of [______________________] (the "Preferred Equity Asset"), the Purchaser requires, as a condition to the Purchaser's purchase of the Preferred Equity Asset, that the Co-Seller acquire such Preferred Equity Interest and that the Co-Seller and the existing parties to the Repurchase Agreement execute this Joinder Agreement.

     Accordingly, the parties agree as follows:

     1. The Co-Seller hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Co-Seller shall be deemed to be a party to and a "Seller" under the Repurchase Agreement and shall have all of the rights, duties, obligations and liabilities of a Seller thereunder, the same as if it had executed the Repurchase Agreement, as a Seller, mutatis mutandis. The Co-Seller hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Repurchase Agreement, including, without



                              Exhibit XIV, Page 1
limitation, (a) all of the representations and warranties set forth in Article IV of the Repurchase Agreement and Schedule I of the Repurchase Agreement (as they relate to the Preferred Equity Asset), which the Seller hereby makes as of the date hereof and each future date required by the Repurchase Agreement, (b) all of the duties and affirmative and negative covenants set forth in Article V of the Repurchase Agreement, (c) the indemnification provision contained in
Section 11.1 of the Repurchase Agreement, and (d) all other terms, provisions, obligations, duties and liabilities of the Seller set forth in the Repurchase Agreement. Without limiting the generality of the foregoing terms of this Paragraph 1, the Co-Seller hereby agrees, jointly and severally together with the Sellers (including all other co-sellers), to promptly pay all of the Repurchase Obligations in accordance with the Repurchase Agreement.

     2. The Co-Seller hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Co-Seller will be deemed to be a party to the Custodial Agreement, the Fee Letter, the Preferred Equity Security Agreement, any UCC financing statement (and amendments thereto) filed pursuant to the terms of the Repurchase Agreement or any other Repurchase Document and any other Repurchase Document to which the Seller is party, and shall have all the obligations of the Seller (in whatever capacity it holds under the relevant Repurchase Document) thereunder the same as if it had executed the applicable Repurchase Document as a Seller, mutatis mutandis. The Co-Seller hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Custodial Agreement, the Fee Letter, the Preferred Equity Security Agreement, any UCC financing statement (and amendments thereto) filed pursuant to the terms of the Repurchase Agreement or any other Repurchase Document and any other Repurchase Document to which the Seller is party, including, without limitation, (a) all of the representations and warranties set forth in the Repurchase Documents which the Co-Seller hereby makes as of the date hereof and each future date required by such documents, (b) all of the duties and affirmative and negative covenants set forth in the Repurchase Documents, (c) any indemnification provision contained in the Repurchase Documents, and (d) all other obligations, duties and liabilities of the Seller set forth in the Repurchase Documents. Without limiting the generality of the foregoing terms of this Paragraph 2, the Co-Seller hereby grants to the Purchaser a continuing security interest in, and a right of set off against, any and all right, title and interest of the Co-Seller in and to all Purchased Items and Pledged Collateral (as such term is defined in the Preferred Equity Security Agreement) of the Co-Seller, in each case as they relate to the Preferred Equity Asset.

     3. On or before the date hereof, the Co-Seller shall separately execute and deliver to the Purchaser (or the Custodian, as appropriate):

          (i) a power of attorney in the form of Exhibit III to the Repurchase Agreement;

          (ii) a Servicing Agreement with respect to the Preferred Equity Asset;

          (iii) a closing certificate substantially in the form of Exhibit I-1 to the Repurchase Agreement;


                              Exhibit XIV, Page 2

          (iv) a perfection certificate substantially in the form of Exhibit VI-1 to the Repurchase Agreement;

          (v) an Assignment;

          (vi) a Confirmation; and

          (vii) without duplication, each other document that the Seller was required to execute and deliver on the Original Closing Date and the Amendment Closing Date and such other documents, certificates and agreements as the Purchaser may require in its reasonable discretion.

     4. The Co-Seller shall, on or before the date hereof, deliver or cause to be delivered to the Purchaser all of the other delivery requirements of the Seller set forth in the Repurchase Documents, including, without limitation, Opinions of Counsel, Governing Documents, secretary certificates, resolutions, good standing certificates and appropriate UCC financing statements to perfect the Purchaser's security interest granted under the Repurchase Documents.

     5. The Co-Seller acknowledges and confirms that it has received a copy of each and every Repurchase Document and the schedules, annexes and exhibits thereto.

     6. The Seller, the Co-Seller and the Guarantors hereby confirm that the Repurchase Agreement and all other Repurchase Documents are, and upon the Co-Seller becoming a Seller, shall continue to be, valid, binding and enforceable and in full force and effect. The parties hereto confirm and agree that, immediately upon the Co-Seller becoming a Seller under the Repurchase Documents, the term "Repurchase Obligations," as used in the Repurchase Agreement, shall include all obligations of the Co-Seller under the Repurchase Agreement and under each other Repurchase Document.

     7. The Co-Seller hereby represents and warrants to the Purchaser that:

     (a) The Co-Seller's exact legal name and state of formation are as set forth on the signature pages hereto.

     (b) The Co-Seller's chief executive office is located at [_________________________].

     (c) Other than as disclosed herein, the Co-Seller has not changed its legal name, changed its state of formation, been party to a merger, consolidation or other change in structure or used any tradename in the five years preceding the date hereof.

     (d) All of the conditions set forth in the Repurchase Documents to the execution of this Agreement and the Purchaser's purchase of the Preferred Equity Asset are satisfied or were waived in writing by the Purchaser.


                              Exhibit XIV, Page 3

     (e) There are no Termination Events or Unmatured Termination Events as of the date hereof.

     (f) The Co-Seller's address for notice purposes under the Repurchase Documents is set forth below its signature.

     (g) 100% of the Capital Stock of the Co-Seller is owned by [__________________] (the "Owner"). To the extent required by the Purchaser in its discretion, the Owner shall pledge such Capital Stock to the Purchaser as a collateral security for the Repurchase Obligations pursuant to a pledge agreement substantially similar to the Pledge Agreement and execute and deliver such other agreements, documents, certificates, UCC financing statements and Opinions of Counsel as the Purchaser may require in its discretion.

     (h) The only asset Co-Seller owns and is permitted to own under the terms of its Governing Documents is the Preferred Equity Asset and related property incidental thereto and the Co-Seller satisfies usual and customary special purpose entity requirements, including, without limitation, those requirements set forth in Subsection 4.1(tt) of the Repurchase Agreement.

     8. Each of the Seller, the Co-Seller and the Guarantors acknowledge and agree that (i) the Seller, the Co-Seller and each future co-seller of a Preferred Equity Interest are jointly and severally liable for the obligations of the Seller, the Co-Seller and any other co-seller under the Repurchase Documents, (ii) that the Guarantors' obligations under the Guaranty include the obligations, liabilities and debts of the Seller, the Co-Seller and any future co-seller of a Preferred Equity Interest under the Repurchase Agreement and
(iii) under the terms of the Repurchase Agreement, the Preferred Equity Asset, as a Purchased Asset, is cross collateralized and cross defaulted with all other Purchased Assets.

     9. The Co-Seller shall not create, incur, assume or suffer to exist any Indebtedness except Indebtedness under the Repurchase Agreement and Indebtedness permitted under its Governing Documents that is directly related to maintaining its status as an entity in good standing in its jurisdiction of formation. The Co-Seller shall not engage in any activity except as permitted by its Governing Documents (which shall be limited to owning, selling and pledging the Preferred Equity Asset under the Repurchase Documents and related activities incidental thereto). The Co-Seller may not own or acquire any property or asset other than the Preferred Equity Asset and related property incidental thereto.

     10. This Agreement may not be amended or otherwise modified, waived or supplemented except in accordance with the requirements for amendments set forth in Section 13.1 of the Repurchase Agreement.

     11. The interpretive provisions of Section 1.4 of the Repurchase Agreement are incorporated herein mutatis mutandis.

     12. This Agreement, the Repurchase Agreement and the Repurchase Documents represent the final agreement between the parties and may not be contradicted by evidence of


                              Exhibit XIV, Page 4
prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     13. Each of the Seller, the Co-Seller and the Guarantors agree that at any time and from time to time, upon the written request of the Purchaser, it will execute and deliver such further documents and do such further acts as the Purchaser may reasonably request in order to carry out the purposes and intent of this Agreement.

     14. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

     15. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

     16. Each of the parties hereto acknowledges and agrees that there are no defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to the Seller, the Co-Seller, the Guarantors or any other Person with respect to this Agreement, the Repurchase Agreement, the Repurchase Documents or any other instrument, document and/or agreement described herein or therein or with respect to each Seller's (including the Co-Seller's) obligation to repay the Repurchase Obligations and other amounts due under the Repurchase Agreement and the Repurchase Documents.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]


                              Exhibit XIV, Page 5

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this ______ day of _____, 200_____.

                                      [CO-SELLER], a [_______________]

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      [____________________________]
                                      [____________________________]
                                      [____________________________]
                                      [____________________________]
                                      [____________________________]


                  [Signatures Continued on the Following Page]


                              Exhibit XIV, Page 6

THE SELLER:                            ARBOR REALTY FUNDING LLC

                                       By:______________________________________
                                       Name:    Frederick Herbst
                                       Title:   Authorized Signatory




GUARANTORS:                            ARBOR REALTY TRUST, INC.

                                       By:______________________________________
                                       Name:    Frederick Herbst
                                       Title:   Chief Financial Officer


                                       ARBOR REALTY LIMITED PARTNERSHIP

                                       By:_____________________________________
                                       Name:    Frederick Herbst
                                       Title:   Chief Financial Officer


                  [Signatures Continued on the Following Page]


                              Exhibit XIV, Page 7

THE PURCHASER:                           WACHOVIA BANK, NATIONAL ASSOCIATION

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                              Exhibit XIV, Page 8